     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2003


                                                     REGISTRATION NOS. 333-87766

                                                                       811-05068

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-6


                 REGISTRATION UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 3
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 5

                                ---------------

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                       FARM BUREAU LIFE INSURANCE COMPANY
                              (Name of Depositor)
                            ------------------------

                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                                 (515) 225-5400
          (Address and Telephone Number of Principal Executive Office)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX)


   / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
    /X/ ON MAY 1, 2003 PURSUANT TO PARAGRAPH (b)
    / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)
    / / ON (DATE) PURSUANT TO PARAGRAPH (a)(1) OF RULE 485.


    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

    / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
        PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

    TITLE OF SECURITIES BEING REGISTERED: NONPARTICIPATING FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

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                       FARM BUREAU LIFE VARIABLE ACCOUNT

        NONPARTICIPATING FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
    ------------------------------------------------------------------------

                                   PROSPECTUS

                                  May 1, 2003

Farm Bureau Life Insurance Company ("Farm Bureau," "we," "us," or "our") is offering a nonparticipating flexible premium variable life insurance policy (the "Policy") described in this Prospectus. Farm Bureau designed the Policy: (1) to provide insurance protection to age 115 (age 95 in the state of Utah); and
(2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

    -  death proceeds upon the Insured's death, and

    - a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of Farm Bureau Life Variable Account (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each investment option must accompany or precede this Prospectus.


American Century-Registered Trademark-


  VP Ultra-Registered Trademark- Fund
  VP Vista Fund

Dreyfus Variable Investment Fund

  VIF Appreciation Portfolio
  VIF Developing Leaders Portfolio
  VIF Disciplined Stock Portfolio
  VIF Growth and Income Portfolio
  VIF International Equity Portfolio

Dreyfus Socially Responsible Growth
 Fund, Inc.
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio
  High Grade Bond Portfolio
  Managed Portfolio
  Money Market Portfolio
  Strategic Yield Portfolio
  Value Growth Portfolio
Fidelity Variable Insurance Products
 Funds
  VIP Contrafund-Registered Trademark- Portfolio--Initial Class
  VIP Growth Portfolio--Initial Class
  VIP Growth & Income Portfolio--Initial Class
  VIP High Income Portfolio--Service Class 2
  VIP Index 500 Portfolio--Initial Class
  VIP Mid Cap Portfolio--Service Class 2
  VIP Overseas Portfolio--Initial Class
Franklin Templeton Variable Insurance
 Products Trust

  Franklin Real Estate Fund--Class 2
  Franklin Small Cap Fund--Class 2
  Franklin Small Cap Value Securities
   Fund--Class 2
  Franklin U.S. Government Fund--Class 2
  Mutual Shares Securities Fund--Class 2
  Templeton Growth Securities Fund--Class 2

J.P. Morgan Series Trust II

  JPMorgan Mid Cap Value Portfolio
  JPMorgan Small Company Portfolio

Summit Pinnacle Series

  Nasdaq-100 Index Portfolio
  Russell 2000 Small Cap Index
   Portfolio
  S&P MidCap 400 Index Portfolio

T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio
  Mid-Cap Growth Portfolio
  New America Growth Portfolio
  Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.

  International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

PLEASE NOTE THAT THE POLICIES AND INVESTMENT OPTIONS ARE NOT BANK DEPOSITS, ARE NOT FEDERALLY INSURED, ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS AND ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED. WE DO NOT GUARANTEE THE AMOUNT AND/OR DURATION OF INSURANCE COVERAGE UNDER THE POLICY.

This Prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. REPLACING YOUR EXISTING LIFE INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR MAINTENANCE OF THIS POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY. PLEASE CONSULT YOUR REGISTERED REPRESENTATIVE OR FINANCIAL ADVISER.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Please read this Prospectus carefully and retain it for future reference.

                                   Issued By:
                       Farm Bureau Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266
                                 (800) 247-4170

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TABLE OF CONTENTS
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                                                                  PAGE
                                                              ------------
POLICY BENEFITS/RISKS SUMMARY...............................            3
      Policy Benefits.......................................            3
      Policy Risks..........................................            5
      Portfolio Risks.......................................            6
      Fee Tables............................................            7
FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE
  ACCOUNT...................................................           15
      Farm Bureau Life Insurance Company....................           15
      IMSA..................................................           15
      The Variable Account..................................           15
      Investment Options....................................           15
      Addition, Deletion or Substitution of Investments.....           22
THE POLICY..................................................           22
      Purchasing the Policy.................................           22
      Premiums..............................................           23
      Examination of Policy (Cancellation Privilege)........           25
      Policy Lapse and Reinstatement........................           26
POLICY BENEFITS.............................................           27
      Accumulated Value Benefits............................           27
      Transfers.............................................           29
      Loan Benefits.........................................           31
      Death Proceeds........................................           32
      Accelerated Payments of Death Proceeds................           34
      Benefits at Maturity..................................           35
CHARGES AND DEDUCTIONS......................................           35
      Premium Expense Charge................................           35
      Monthly Deduction.....................................           35
      Transfer Charge.......................................           37
      Partial Withdrawal Fee................................           38
      Surrender Charge......................................           38
      Variable Account Charges..............................           38
THE DECLARED INTEREST OPTION................................           39
      Transfers, Partial Withdrawals, Surrenders and Policy
        Loans...............................................           39
GENERAL PROVISIONS..........................................           40
      Change of Provisions..................................           40
      Ownership.............................................           40
      The Beneficiary.......................................           40
DISTRIBUTION OF THE POLICIES................................           40
FEDERAL TAX MATTERS.........................................           41
      Introduction..........................................           41
      Tax Status of the Policy..............................           41
      Tax Treatment of Policy Benefits......................           42
      Possible Tax Law Changes..............................           44
      Taxation of the Company...............................           44
ADDITIONAL INFORMATION......................................           45
      Voting Rights.........................................           45
      Abusive Trading Practices.............................           45
      Electronic Transactions...............................           45
      Postponement of Payments..............................           46
      Legal Proceedings.....................................           46

                                                                  PAGE
                                                              ------------
FINANCIAL STATEMENTS........................................           47
STATEMENT OF ADDITIONAL INFORMATION.........................           47
GLOSSARY....................................................          G-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.......      SAI-TOC


                   The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

Farm Bureau has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

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POLICY BENEFITS/RISKS SUMMARY
--------------------------------------------------------------------------------

    This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                POLICY BENEFITS

    Your Policy is a nonparticipating flexible premium variable life insurance policy that provides life insurance protection in the event of the death of the Insured. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this Prospectus. You may surrender your Policy at any time.

DEATH BENEFIT

    - DEATH BENEFIT PROCEEDS: We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

    - DEATH BENEFIT OPTIONS: You may choose between two death benefit options under the Policy. After the first Policy Year, you may change death benefit options and the Specified Amount (which is the amount of insurance you select) while the Policy is in force. We calculate the amount available under each death benefit option monthly and as of the Insured's date of death.

         -   INCREASING DEATH BENEFIT OPTION is equal to the greater of:
             (1) the sum of the current Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by a specified amount factor for the Insured's Attained Age, as set forth in the Policy (referred to hereinafter as the "Corridor Death Benefit").

         - LEVEL DEATH BENEFIT OPTION is equal to the greater of: (1) the current Specified Amount; or (2) the Corridor Death Benefit.

    - ACCELERATED PAYMENT OF DEATH BENEFIT ENDORSEMENT: Under the Accelerated Payment of Death Benefit Endorsement, which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness.

    - DEATH BENEFIT GUARANTEE RIDER: Under the Death Benefit Guarantee Rider, which is available at no charge, your Policy will not lapse (expire without value) even if the Net Accumulated Value during the first three Policy Years or the Net Surrender Value after the first three Policy Years is not enough to cover monthly charges provided you pay the death benefit guarantee monthly premium. We will notify you of any shortfall which must be paid within a 61-day Grace Period.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND POLICY LOANS

    - SURRENDERS: At any time while your Policy is in force, you may make a written request to us at our Home Office to surrender your Policy and receive the Net Surrender Value. The Net Surrender Value is the Surrender Value less any Policy Debt plus any unearned loan interest. A SURRENDER MAY HAVE TAX CONSEQUENCES.

    - PARTIAL WITHDRAWALS: At any time while your Policy is in force, you may make a written request to withdraw part of the Net Surrender Value, subject to a $500 minimum. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES.

    - TRANSFERS: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. The initial twelve transfers in each Policy Year will be completed without charge. We may assess a $10 charge for each transfer after the twelfth transfer in a Policy Year. You may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

    - LOANS: You may take a loan from your Policy at any time. The maximum loan amount you may take is 90% of the Net Surrender Value of the Policy at the end of the Valuation Period during which we receive your request for a loan (unless a higher percentage is permitted in your state). We charge you a maximum annual interest rate equal to the greater of 5.5% or the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" published by Moody's Investors Services, Inc., as described under "POLICY BENEFITS--Loan Benefits--LOAN INTEREST CHARGED" on page 30, on your loan. We credit interest on amounts transferred from the Variable Account and held as security for the loan at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined by the Company. After the tenth Policy Year, we may allow you to take a loan in an amount equal to or less than the gain under the Policy with an effective annual interest rate of 0%. LOANS MAY HAVE TAX CONSEQUENCES.

PREMIUMS

    - FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you may pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (but not less than $100), subject to a certain maximum. You may select a premium payment plan to pay premiums quarterly, semi-annually or annually. You are not required to pay premiums according to the plan.

    - CANCELLATION PRIVILEGE: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the Accumulated Value on the Business Day we receive the Policy at our Home Office plus any charges deducted. The free-look period expires at midnight on the 30th day after you receive the Policy. This period will be longer if required by state law.

THE POLICY


    - OWNERSHIP RIGHTS: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Policyowner and assigning the Policy. Changing the Policyowner or assigning the Policy may have tax consequences.


    - VARIABLE ACCOUNT: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

    - DECLARED INTEREST OPTION: You may place money in the Declared Interest Option where it is guaranteed to earn at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.


    - ACCUMULATED VALUE: Accumulated Value is the sum of the values of your Policy in the Subaccounts and the Declared Interest Option. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). WE DO NOT GUARANTEE A MINIMUM ACCUMULATED VALUE.



    - PAYMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender, partial withdrawal and maturity provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these payment options is available on request from our Home Office.

SUPPLEMENTAL BENEFITS AND RIDERS

    We offer several riders that provide supplemental benefits under the Policy, such as the Universal Cost of Living Rider, which provides for an automatic increase in Specified Amount every three (3) years according to the Consumer Price Index, until the later of age 65 or the 10th Policy Anniversary. We generally deduct any monthly charges for these riders from Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

                                  POLICY RISKS

INVESTMENT RISK

    If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

    If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it will never be lower than the guaranteed annual rate of 4%.

RISK OF LAPSE

    If your Net Accumulated Value during the first three Policy Years or your Net Surrender Value after the first three Policy Years is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy generally will not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Policy immediately preceding the Grace Period. You may reinstate a lapsed Policy subject to certain conditions.

TAX RISKS


    In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk.) It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.



    Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with loans on Policies in force for ten years or more is unclear. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


    SEE "FEDERAL TAX MATTERS." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

PARTIAL WITHDRAWAL AND SURRENDER RISKS

    The Surrender Charge under the Policy applies for the first six Policy Years in the event you surrender your Policy and may be considerable. (The Surrender Charge also applies to an increase in Specified Amount if a surrender occurs within six Policy Years following the increase in Specified Amount.) It is possible that you will receive no Net Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

    Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges affect the Net Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See"Risk of Lapse" above.

    Partial withdrawals may not exceed the lesser of (1) the Net Surrender Value less $500; or (2) 90% of the Net Surrender Value. Partial withdrawals are assessed a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

    A PARTIAL WITHDRAWAL OR SURRENDER MAY HAVE TAX CONSEQUENCES.

POLICY LOAN RISKS

    A Policy Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

    We reduce the amount we pay on the Insured's death by any outstanding Policy Debt. Your Policy may lapse (terminate without value) if Policy Debt plus any unearned loan interest reduces your Net Surrender Value to zero.

    If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

                                PORTFOLIO RISKS

    A comprehensive discussion of the risks of each Investment Option may be found in the respective Fund's prospectus. Please refer to each Fund's prospectus for more information.


    There is no assurance that any Fund will achieve its stated investment objective.

                                   FEE TABLES
    The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Policy. The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

                                TRANSACTION FEES


                                                AMOUNT DEDUCTED--
                          WHEN CHARGE IS       MAXIMUM GUARANTEED      AMOUNT DEDUCTED--
CHARGE                       DEDUCTED                CHARGE*            CURRENT CHARGE
------------------------------------------------------------------------------------------
Premium Expense        Upon receipt of each   7% of each premium     7% of each premium
Charge                 premium payment        payment                payment up to the
                                                                     Threshold Premium(1)
                                                                     for a Policy Year,
                                                                     then 2% of each
                                                                     premium payment over
                                                                     the Threshold Premium
------------------------------------------------------------------------------------------
Partial Withdrawal     Upon partial           2% of the Accumulated  2% of the Accumulated
Fee                    withdrawal             Value withdrawn, not   Value withdrawn, not
                                              to exceed $25          to exceed $25
------------------------------------------------------------------------------------------
Surrender Charge(2)    Upon a full surrender
                       of your Policy during
                       the first six Policy
                       Years, and for the
                       first six Policy
                       Years following an
                       increase in Specified
                       Amount to the extent
                       of the increase
MINIMUM CHARGE(3)                             $3.18 per $1,000 of    $3.18 per $1,000 of
                                              Specified Amount or    Specified Amount or
                                              Specified Amount       Specified Amount
                                              increase               increase
MAXIMUM CHARGE(4)                             $34.49 per $1,000 of   $34.49 per $1,000 of
                                              Specified Amount or    Specified Amount or
                                              Specified Amount       Specified Amount
                                              increase               increase
CHARGE FOR MALE,                              $6.29 per $1,000 of    $6.29 per $1,000 of
ATTAINED AGE 30, NON-                         Specified Amount or    Specified Amount or
TOBACCO IN FIRST                              Specified Amount       Specified Amount
POLICY YEAR                                   increase               increase
------------------------------------------------------------------------------------------
Transfer Charge        Upon transfer          First twelve           First twelve
                                              transfers in a Policy  transfers in a Policy
                                              Year are free, $25     Year are free, $10
                                              for each subsequent    for each subsequent
                                              transfer               transfer
------------------------------------------------------------------------------------------
Illustrative Report    Upon request for each  $25 per report         $0 per report
                       additional report
------------------------------------------------------------------------------------------



* We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

(1) The Threshold Premium is a specified annual premium which is based on the age, sex and underwriting class of the Insured, the Specified Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The maximum Threshold Premium for a Policy is $284.74 per $1,000, plus $65. This figure assumes that the Insured has the following characteristics:
Male, Attained Age 94, Tobacco or Preferred Tobacco. The Threshold Premium for your Policy is shown on your Policy's data page.
(2) The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured's Issue Age, sex, underwriting class and Policy Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Policy's data page indicates the Surrender Charge applicable to your Policy. More detailed information concerning your Surrender Charge is available upon request at our Home Office. This charge is assessed during the first six Policy Years, and during the first six Policy Years following an increase in Specified Amount to the extent of the increase. The Surrender Charge decreases annually over the Surrender Charge period.
(3) The minimum shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Female, Issue Ages 0-17, Non-Tobacco:
Female, Issue Age 18, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.
(4) The maximum shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Male, Issue Ages 61-94, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; Male, Issue Ages 56-94, Tobacco or Preferred Tobacco; Female, Issue Ages 65-93, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; Female, Issue Ages 63-93, Tobacco or Preferred Tobacco; Unisex, Issue Ages 62-93, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; and Unisex, Issue Ages 57-93, Tobacco or Preferred Tobacco.

   The next tables describe the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.

                                PERIODIC CHARGES
               (OTHER THAN INVESTMENT OPTION OPERATING EXPENSES)

                                                AMOUNT DEDUCTED--
                          WHEN CHARGE IS       MAXIMUM GUARANTEED      AMOUNT DEDUCTED--
CHARGE                       DEDUCTED                CHARGE             CURRENT CHARGE
------------------------------------------------------------------------------------------
Cost of Insurance      Monthly, on the
Charge(5)              Monthly Deduction Day
MINIMUM CHARGE(6)                             $0.05667 per $1,000    $0.02324 per $1,000
                                              net amount at risk     net amount at risk
MAXIMUM CHARGE(7)                             $90.90909 per $1,000   $59.52444 per $1,000
                                              net amount at risk     net amount at risk
CHARGE FOR MALE,                              $0.12085 per $1,000    $0.07035 per $1,000
ATTAINED AGE 30,                              net amount at risk     net amount at risk
NON-TOBACCO
------------------------------------------------------------------------------------------
Monthly Policy         Monthly, on the        $7                     $5
Expense Charge         Monthly Deduction Day
------------------------------------------------------------------------------------------
First-Year Monthly     Monthly, on the        $7                     $5
Policy Expense Charge  Monthly Deduction Day
                       for the first 12
                       Policy Months
------------------------------------------------------------------------------------------
First-Year Monthly     Monthly, on the        $0.07 per $1,000 of    $0.05 per $1,000 of
Per $1,000 Charge      Monthly Deduction Day  Specified Amount or    Specified Amount or
                       for the first 12       Specified Amount       Specified Amount
                       Policy Months, and     increase, including    increase, including
                       for the first 12       the Universal          the Universal
                       Policy Months          Convertible Term Life  Convertible Term Life
                       following an increase  Insurance Rider, if    Insurance Rider, if
                       in Specified Amount    applicable             applicable
                       to the extent of the
                       increase
------------------------------------------------------------------------------------------
Mortality and Expense  Daily                  Effective annual rate  Effective annual rate
Risk Charge                                   of 0.90% of the        of 0.90% of the
                                              average daily net      average daily net
                                              assets of each         assets of each
                                              Subaccount you are     Subaccount you are
                                              invested in            invested in
------------------------------------------------------------------------------------------
Policy Loan Interest   On the Policy          2.84% (effective       2% (effective annual
Spread(8)              Anniversary or         annual rate)           rate)
                       earlier, as
                       applicable(9)
------------------------------------------------------------------------------------------

                                PERIODIC CHARGES
                         (OPTIONAL BENEFIT RIDERS ONLY)

                                                AMOUNT DEDUCTED--
                          WHEN CHARGE IS       MAXIMUM GUARANTEED      AMOUNT DEDUCTED--
CHARGE(10)                   DEDUCTED                CHARGE             CURRENT CHARGE
------------------------------------------------------------------------------------------
Universal Cost of      Monthly, on the
Living Increase Rider  Monthly Deduction Day
MINIMUM CHARGE(11)                            $0.0034 per $1,000 of  $0.0018 per $1,000 of
                                              Specified Amount       Specified Amount
MAXIMUM CHARGE(12)                            $5.4545 per $1,000 of  $3.4643 per $1,000 of
                                              Specified Amount       Specified Amount
CHARGE FOR MALE,                              $0.0073 per $1,000 of  $0.0041 per $1,000 of
ATTAINED AGE 30,                              Specified Amount       Specified Amount
NON-TOBACCO
------------------------------------------------------------------------------------------
Universal Waiver of    Monthly, on the
Charges Rider(13)      Monthly Deduction Day
MINIMUM CHARGE(14)                            4.6% of cost of        4.6% of cost of
                                              insurance charge       insurance charge
MAXIMUM CHARGE(15)                            29.0% of cost of       29.0% of cost of
                                              insurance charge       insurance charge
CHARGE FOR MALE,                              4.8% of cost of        4.8% of cost of
ATTAINED AGE 30,                              insurance charge       insurance charge
NON-TOBACCO
------------------------------------------------------------------------------------------
Universal Children's   Monthly, on the        $0.25 per $1,000 of    $0.25 per $1,000 of
Term Life Insurance    Monthly Deduction Day  rider coverage amount  rider coverage amount
Rider
------------------------------------------------------------------------------------------
Universal Guaranteed   Monthly, on the
Insurability Option    Monthly Deduction Day
Rider
MINIMUM CHARGE(16)                            $0.01 per $1,000 of    $0.01 per $1,000 of
                                              rider coverage amount  rider coverage amount
MAXIMUM CHARGE(17)                            $0.14 per $1,000 of    $0.14 per $1,000 of
                                              rider coverage amount  rider coverage amount
CHARGE FOR MALE,                              $0.01 per $1,000 of    $0.01 per $1,000 of
ATTAINED AGE 0,                               rider coverage amount  rider coverage amount
NON-TOBACCO
------------------------------------------------------------------------------------------

                                                AMOUNT DEDUCTED--
                          WHEN CHARGE IS       MAXIMUM GUARANTEED      AMOUNT DEDUCTED--
CHARGE(10)                   DEDUCTED                CHARGE             CURRENT CHARGE
------------------------------------------------------------------------------------------
Universal Convertible  Monthly, on the
Term Life Insurance    Monthly Deduction Day
Rider
MINIMUM CHARGE(18)                            $0.035 per $1,000 of   $0.035 per $1,000 of
                                              rider coverage amount  rider coverage amount
MAXIMUM CHARGE(19)                            $6.7173 per $1,000 of  $1.2683 per $1,000 of
                                              rider coverage amount  rider coverage amount
CHARGE FOR MALE,                              $0.09833 per $1,000    $0.09833 per $1,000
ATTAINED AGE 30,                              of rider coverage      of rider coverage
NON-TOBACCO                                   amount                 amount
------------------------------------------------------------------------------------------

(5) The cost of insurance charge will vary based on the Insured's Attained Age, sex and underwriting class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Home Office. Also, before you purchase the Policy, we can provide you hypothetical illustrations of Policy values based upon the Insured's age and risk class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(6) The minimum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco. The minimum current cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 0, Non-Tobacco.

(7) The maximum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Male, Female or Unisex, Attained Ages 99-114, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco. For the maximum current cost of insurance charge, the Insured is assumed to be Male, Attained Age 114, Tobacco. (In Utah, where the maturity age is 95, the maximum guaranteed rate is $26.62992 per $1,000 net amount at risk for a Male, Tobacco or Preferred Tobacco at Attained Age 94. The current charge is $16.91106 per $1,000 net amount at risk for a Male, Tobacco at Attained Age 94.)

(8) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 6.84%) (guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody's Investors Service, Inc. for the calendar month ending two months before the date on which the rate is determined; or 5.5%) and the amount of interest we credit to the amounts we hold as security for Policy Debt, which is to be no less than a guaranteed effective annual rate equal to 4%.

The current Policy Loan Interest Spread identified in the above table is the Policy Loan Interest Spread in effect as of the date of this Prospectus. The Company, in its discretion, may vary the Policy Loan Interest Spread from time to time. The current Policy Loan Interest Spread may not be the Policy Loan Interest Spread in effect at the time you request a Policy Loan.


(9) While a Policy Loan is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination or the Insured's death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.


(10) Charges for the Universal Cost of Living Increase Rider, Universal Waiver of Charges Rider and Universal Convertible Term Life Insurance Rider vary based on the Insured's Attained Age, sex and underwriting class. The charge for the Universal Guaranteed Insurability Option Rider varies based on the Insured's Attained Age and sex. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Home Office.

(11) The minimum guaranteed Universal Cost of Living Increase Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco for guaranteed charge and Attained Age 18, Super Preferred Non-Tobacco for current charge.

(12) The maximum guaranteed Universal Cost of Living Increase Rider charge assumes that the Insured has an Attained Age 99-114 (Male, Female or Unisex; Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco). The maximum current charge assumes the following characteristics: Male, Attained Age 114, Tobacco. (In Utah, where the maturity age is 95, the maximum guaranteed charge is $1.5978 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco or Preferred Tobacco. The current charge is $0.9842 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco.)

(13) The cost of insurance charge on the Universal Waiver of Charges Rider also includes charges for all additional benefit riders attached to the Policy.

(14) The minimum Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Male, Attained Ages 18-25, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(15) The maximum Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 64, Tobacco or Preferred Tobacco.

(16) The minimum Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male, Female or Unisex; Age 0, Non-Tobacco.

(17) The maximum Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male or Unisex; Attained
Age 39, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco.

(18) The minimum Universal Convertible Term Life Insurance Rider charge assumes a 20-year term period and that the Insured has the following characteristics:
Female, Issue Age 18, Super Preferred Non-Tobacco. A less expensive 10-year term policy is also available.

(19) The maximum Universal Convertible Term Life Insurance Rider charge assumes a 20-year term period and that the Insured has the following characteristics:
Male, Issue Age 55, Tobacco.


   The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2002. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.


                  ANNUAL INVESTMENT OPTION OPERATING EXPENSES
         (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)(20)


                                                              MINIMUM    MAXIMUM
---------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses
that are deducted from Investment Option assets, including
management fees, distribution and/or service (12b-1) fees
and other expenses)                                            0.31%      2.69%
---------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses After
Contractual Fee Waiver or Reimbursement(21)                    0.31%      1.25%
---------------------------------------------------------------------------------


(20) For certain Investment Options, certain expenses were reimbursed or fees waived during 2002. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual Investment Option operating expenses would have been:


                                                              MINIMUM     MAXIMUM
----------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses
that are deducted from Investment Option assets, including
management fees, distribution and/or service (12b-1) fees
and other expenses)                                            0.28%       1.15%
----------------------------------------------------------------------------------



(21) The "Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options that have contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will extend at least until December 31, 2003. Five Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the "Annual Investment Option Operating Expenses" table beginning on page 11 for a description of the fees and expenses charged by each of the Investment Options available under the Policy as well as any applicable contractual fee waiver or reimbursement arrangements.

   The following table indicates the Investment Options' fees and expenses for the year ended December 31, 2002, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.

                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
           (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)


                                                        TOTAL EXPENSES
                                                            (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                          CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                       ADVISORY    OTHER      12B-1     FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION        FEE      EXPENSES     FEE      REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
American Century
  VP Ultra-Registered
  Trademark- Fund       1.00%      0.00%      0.00%          1.00%            0.00%               1.00%(1)(2)
  VP Vista Fund         1.00%      0.00%      0.00%          1.00%            0.00%               1.00%(1)
Dreyfus
  VIF Appreciation
  Portfolio--Initial
  Share Class           0.75%      0.03%      0.00%          0.78%            0.00%               0.78%
  VIF Developing
  Leaders
  Portfolio--Initial
  Share Class           0.75%      0.06%      0.00%          0.81%            0.00%               0.81%
  VIF Disciplined
  Stock
  Portfolio--Initial
  Share Class           0.75%      0.08%      0.00%          0.83%            0.00%               0.83%
  VIF Growth and
  Income
  Portfolio--Initial
  Share Class           0.75%      0.05%      0.00%          0.80%            0.00%               0.80%
  VIF International
  Equity
  Portfolio--Initial
  Share Class           0.75%      0.39%      0.00%          1.14%            0.00%               1.14%
  Dreyfus Socially
  Responsible Growth
  Fund, Inc.--Service
  Share Class           0.75%      0.03%      0.25%          1.03%            0.00%               1.03%

                                                        TOTAL EXPENSES
                                                            (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                          CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                       ADVISORY    OTHER      12B-1     FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION        FEE      EXPENSES     FEE      REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
EquiTrust Variable
Insurance Series Fund
  Blue Chip Portfolio   0.20%      0.11%      0.00%          0.31%            0.00%               0.31%
  High Grade Bond
  Portfolio             0.30%      0.16%      0.00%          0.46%            0.00%               0.46%
  Managed Portfolio     0.45%      0.13%      0.00%          0.58%            0.00%               0.58%
  Money Market
  Portfolio             0.25%      0.27%      0.00%          0.52%            0.00%               0.52%
  Strategic Yield
  Portfolio             0.45%      0.16%      0.00%          0.61%            0.00%               0.61%
  Value Growth
  Portfolio             0.45%      0.14%      0.00%          0.59%            0.00%               0.59%
Fidelity Variable
Insurance Products
Funds
  VIP Contrafund
  Portfolio--Initial
  Class                 0.58%      0.10%      0.00%          0.68%            0.00%               0.68%(3)
  VIP Growth
  Portfolio--Initial
  Class                 0.58%      0.09%      0.00%          0.67%            0.00%               0.67%(3)
  VIP Growth & Income
  Portfolio--Initial
  Class                 0.48%      0.11%      0.00%          0.59%            0.00%               0.59%(3)
  VIP High Income
  Portfolio--Service
  Class 2               0.58%      0.14%      0.25%          0.97%            0.00%               0.97%
  VIP Index 500
  Portfolio--Initial
  Class                 0.24%      0.09%      0.00%          0.33%            0.00%               0.33%(4)
  VIP Mid Cap
  Portfolio--Service
  Class 2               0.58%      0.12%      0.25%          0.95%            0.00%               0.95%(3)
  VIP Overseas
  Portfolio--Initial
  Class                 0.73%      0.17%      0.00%          0.90%            0.00%               0.90%(3)

                                                        TOTAL EXPENSES
                                                            (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                          CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                       ADVISORY    OTHER      12B-1     FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION        FEE      EXPENSES     FEE      REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
Franklin Templeton
  Franklin Real
  Estate Fund--Class
  2                     0.53%      0.04%      0.25%          0.82%            0.00%               0.82%(5)(6)
  Franklin Small Cap
  Fund--Class 2         0.53%      0.31%      0.25%          1.09%            0.00%               1.09%(6)(7)
  Franklin Small Cap
  Value Securities
  Fund--Class 2         0.59%      0.20%      0.25%          1.04%            0.00%               1.04%(6)(7)
  Franklin U.S.
  Government
  Fund--Class 2         0.50%      0.04%      0.25%          0.79%            0.00%               0.79%(5)(6)
  Mutual Shares
  Securities
  Fund--Class 2         0.60%      0.21%      0.25%          1.06%            0.00%               1.06%(6)(7)
  Templeton Growth
  Securities
  Fund--Class 2         0.81%      0.06%      0.25%          1.12%            0.00%               1.12%(5)(6)
J.P. Morgan Series
Trust II
  JPMorgan Mid Cap
  Value Portfolio       0.70%      1.99%      0.00%          2.69%            1.44%               1.25%(8)
  JPMorgan Small
  Company Portfolio     0.60%      0.56%      0.00%          1.16%            0.01%               1.15%(8)
Summit Pinnacle
Series
  Nasdaq-100 Index
  Portfolio             0.35%      0.76%      0.00%          1.11%            0.46%               0.65%(9)
  Russell 2000 Small
  Cap Index Portfolio   0.35%      0.98%      0.00%          1.33%            0.58%               0.75%(9)
  S&P MidCap 400
  Index Portfolio       0.30%      0.51%      0.00%          0.81%            0.21%               0.60%(9)

                                                        TOTAL EXPENSES
                                                            (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                          CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                       ADVISORY    OTHER      12B-1     FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION        FEE      EXPENSES     FEE      REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
T. Rowe Price Equity
Series, Inc.
  Equity Income
  Portfolio             0.85%      0.00%      0.00%          0.85%            0.00%               0.85%(10)
  Mid-Cap Growth
  Portfolio             0.85%      0.00%      0.00%          0.85%            0.00%               0.85%(10)
  New America Growth
  Portfolio             0.85%      0.00%      0.00%          0.85%            0.00%               0.85%(10)
  Personal Strategy
  Balanced Portfolio    0.90%      0.00%      0.00%          0.90%            0.00%               0.90%(10)
T. Rowe Price
International Series,
Inc.
  International Stock
  Portfolio             1.05%      0.00%      0.00%          1.05%            0.00%               1.05%(10)


(1) The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund, except broker commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.

(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.


(3) Total expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.64%, Growth Portfolio 0.61%, Growth & Income Portfolio 0.58%, Mid Cap Portfolio 0.88% and Overseas Portfolio 0.86%.



(4) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Including this reimbursement, the management fee, other expenses and total expenses were 0.24%, 0.04 and 0.28%, respectively. This arrangement may be discontinued by the Fund's manager at any time.



(5) The Fund administration fee is paid indirectly through the management fee.



(6) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.



(7) For the Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund and Mutual Shares Securities Fund, the manager had agreed in advance to make estimated reductions of 0.05%, 0.03% and 0.01%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton Money Fund. These reductions are required by the Funds' Board of Trustees and an order of the Securities and Exchange Commission. Including these reductions, total expenses presented in the preceding table would have been 1.04%, 1.01% and 1.05%, respectively.



(8) JPMorgan Chase Bank, an affiliate of J.P. Morgan, has agreed to reimburse certain expenses if they exceed a certain level. In addition, other service providers of the Mid Cap Value Portfolio may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. Including these reimbursements, total expenses would have been 1.00% for the Mid Cap Value Portfolio.



(9) The Fund's adviser has agreed to pay other expenses, other than the advisory fee, to the extent they exceed 0.30% of the Nasdaq-100 Index and MidCap 400 Index Portfolios and 0.40% of the Russell 2000 Small Cap Index Portfolio.



(10) Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

--------------------------------------------------------------------------------

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
--------------------------------------------------------------------------------

FARM BUREAU LIFE INSURANCE COMPANY


    Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2002, Iowa Farm Bureau Federation owned 56.30% of the outstanding voting shares of FBL Financial Group, Inc., which owns 100% of our outstanding voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

--------------------------------------------------------------------------------

IMSA

    The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.
--------------------------------------------------------------------------------

THE VARIABLE ACCOUNT


    We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to our other income, gains or losses.


    The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. We are obligated to pay any amounts due under the Policy.


    The Variable Account currently has 37 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.



    We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission (the "SEC") does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. THE INVESTMENT OPTION PROSPECTUSES ACCOMPANY THIS PROSPECTUS. YOU SHOULD READ THEM CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.


AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
VP Ultra-Registered Trademark- Fund    -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          large companies with earnings and revenue that are not
                                          only growing, but growing at a successively faster, or
                                          accelerating pace.
VP Vista Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          medium-sized and smaller companies which will increase in
                                          value over time.



DREYFUS. The Dreyfus Corporation serves as the investment adviser to the the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment
Fund: International Equity Portfolio.



PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio--Initial Share     consistent with the preservation of capital; current
Class                                     income is a secondary investment objective. The Portfolio
                                          invests in common stocks focusing on blue chip companies
                                          with total market values of more than $5 billion at the
                                          time of purchase, including multi-national companies.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to maximize capital appreciation. To
Developing Leaders Portfolio--Initial     pursue this goal, under normal circumstances, the
Share Class                               Portfolio invests primarily in small cap companies. Small
                                          cap companies are defined as those with total market
                                          values of less than $2 billion at the time of purchase.
                                          The Portfolio seeks companies characterized by new or
                                          innovative products, services or processes having the
                                          potential to enhance earnings or revenue growth.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment returns
Disciplined Stock Portfolio--Initial      (consists of capital appreciation and income) that are
Share Class                               greater than the total return of stocks, as represented
                                          by the Standard & Poor's 500 Composite Stock Price Index.
                                          The Portfolio normally invests at least 80% of its assets
                                          in stocks chosen through a disciplined investment process
                                          to create a blended portfolio of growth and value stocks.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio--Initial      current income and growth of income, consistent with
Share Class                               reasonable investment risk. To pursue this goal, the
                                          Portfolio invests in stocks, bonds and money market
                                          instruments of domestic and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks capital growth. To pursue this goal,
International Equity                      the Portfolio invests in growth stocks of foreign
Portfolio--Initial Share Class            companies. Normally, the Portfolio invests at least 80%
                                          of its assets in stocks, including common stocks and
                                          convertible securities, including those issued in initial
                                          public offerings.
Dreyfus Socially Responsible Growth    -  This Fund seeks to provide capital growth; current income
Fund, Inc.--Service Share Class           is a secondary goal. This Fund normally invests at least
                                          80% of its assets in the common stocks of companies that,
                                          in the opinion of fund management, meet traditional
                                          investment standards and conduct their business in a
                                          manner that contributes to the enhancement of the quality
                                          of life in America.


EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing at least
                                          80% of its net assets in equity securities of
                                          well-capitalized, established companies.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified
                                          portfolio of high grade income-bearing debt securities.
                                          The Portfolio will pursue this objective by investing at
                                          least 80% of its net assets in debt securities rated AAA,
                                          AA or A by Standard & Poor's or Aaa, Aa or A by Moody's
                                          Investors Service, Inc. and in securities issued or
                                          guaranteed by the United States government or its
                                          agencies or instrumentalities.
Managed Portfolio                      -  This Portfolio seeks the highest level of total return
                                          through income and capital appreciation. The Portfolio
                                          pursues this objective through a fully managed investment
                                          policy consisting of investment in the following three
                                          market sectors: (i) common stocks and other equity
                                          securities; (ii) high grade debt securities and preferred
                                          stocks of the type in which the High Grade Bond Portfolio
                                          may invest; and (iii) money market instruments of the
                                          type in which the Money Market Portfolio may invest.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                                          GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE
                                          PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
                                          VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW
                                          INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT
                                          MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.
Strategic Yield Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated,
                                          higher-yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in debt
                                          and income-bearing securities rated Baa or lower by
                                          Moody's Investors Service, Inc. and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                          PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL
                                          RISK. (See the Fund prospectus "HIGHER RISK SECURITIES
                                          AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues this objective by investing primarily
                                          in equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on capital and/or in equity securities that the
                                          investment adviser believes are undervalued by the
                                          marketplace. Such equity securities may include common
                                          stock, preferred stock and securities convertible or
                                          exchangeable into common stock.



FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.



PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP Contrafund Portfolio      -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio normally invests primarily in common stocks and
                                          securities convertible into common stock, but it has the
                                          flexibility to invest in other types of securities. The
                                          Portfolio invests in securities of companies whose value
                                          the adviser believes is not fully recognized by the
                                          public.
Fidelity VIP Growth Portfolio          -  This Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks, however, it is not
                                          restricted to any one type of security and may pursue
                                          capital appreciation through the purchase of bonds and
                                          preferred stocks. The Portfolio does not place any
                                          emphasis on dividend income from its investments, except
                                          when the adviser believes this income will have a
                                          favorable influence on the market value of the security.
                                          Growth may be measured by factors such as earnings or
                                          gross sales.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP Growth & Income           -  This Portfolio seeks high total return through a
Portfolio                                 combination of current income and capital appreciation.
                                          The Portfolio expects to invest the majority of its
                                          assets in domestic and foreign equity securities, with a
                                          focus on those that pay current dividends and show
                                          potential earnings growth. However, the Portfolio may buy
                                          debt securities as well as equity securities that are not
                                          currently paying dividends, but offer prospects for
                                          capital appreciation or future income.
Fidelity VIP High Income Portfolio     -  This Portfolio seeks a high level of current income,
                                          while also considering growth of capital. The Portfolio
                                          normally invests primarily in income-producing debt
                                          securities, preferred stocks and convertible securities,
                                          with an emphasis on lower-quality debt securities.
Fidelity VIP Index 500 Portfolio       -  This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common
                                          stocks publicly traded in the United States. To achieve
                                          this objective, the Portfolio attempts to duplicate the
                                          composition and total return of the S&P 500.
Fidelity VIP Mid Cap Portfolio         -  This Portfolio seeks long-term growth of capital. The
                                          Portfolio normally invests at least 80% of its total
                                          assets in securities of companies with medium market
                                          capitalizations. The investment adviser invests primarily
                                          in common stocks.
Fidelity VIP Overseas Portfolio        -  This Portfolio seeks long-term growth of capital.
                                          Normally, at least 80% of the Portfolio's total assets
                                          will be invested in foreign securities. The Portfolio
                                          defines foreign securities as securities of issuers whose
                                          principal activities are located outside the United
                                          States. The Portfolio may also invest in U.S. issuers.



FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Real Estate, Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.



PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Franklin Real Estate Fund              -  This Fund seeks capital appreciation with current income as a secondary goal. The Fund normally invests at least
                                          80% of its net assets in investments of companies
                                          operating in the real estate sector. The Fund invests
                                          primarily in equity real estate investment trusts
                                          (REITs).
Franklin Small Cap Fund                -  This Fund seeks long-term capital growth. The Fund
                                          normally invests at least 80% of its net assets in
                                          investments of small capitalization companies. For this
                                          Fund, small cap companies are those with market
                                          capitalization values not exceeding: (i) $1.5 billion; or
                                          (ii) the highest market capitalization value in the
                                          Russell 2000-Registered Trademark- Index; whichever is
                                          greater at the time of purchase.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Franklin Small Cap Value Securities    -  This Fund seeks long-term total return. The Fund normally
Fund                                      invests at least 80% of its net assets in investments of
                                          small capitalization companies. For this Fund, small cap
                                          companies are those with market cap values not exceeding
                                          $2.5 billion at the time of purchase. The Fund's manager
                                          invests in small companies that it believes are
                                          undervalued.
Franklin U.S. Government Fund          -  This Fund seeks income. The Fund normally invests at
                                          least 80% of its net assets in U.S. government
                                          securities, primarily fixed and variable rate
                                          mortgage-backed securities, a substantial portion of
                                          which is in Ginnie Maes.
Mutual Shares Securities Fund          -  This Fund seeks capital appreciation with income as a
                                          secondary goal. The Fund normally invests mainly in U.S.
                                          equity securities that the Fund's manager believes are
                                          available at market prices less than their intrinsic
                                          value on certain recognized or objective criteria,
                                          including undervalued stocks, restructuring companies and
                                          distressed companies.
Templeton Growth Securities Fund       -  This Fund seeks long-term capital growth. The Fund
                                          normally invests mainly in equity securities of companies
                                          located anywhere in the world, including those in the
                                          U.S. and in emerging markets.


J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
JPMorgan Mid Cap Value Portfolio       -  This Portfolio seeks growth from capital appreciation by investing at least 80% of the value of its assets in a
                                          broad portfolio of common stocks of companies with market
                                          capitalizations of $1 billion to $20 billion at the time
                                          of purchase.
JPMorgan Small Company Portfolio       -  This Portfolio seeks to provide high total return by
                                          investing at least 80% of the value of its assets in
                                          small U.S. companies whose market capitalizations are
                                          equal to those within the universe of the S&P SmallCap
                                          600 Index stocks.


SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Nasdaq-100 Index Portfolio             -  This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as
                                          represented by the Nasdaq-100 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the Nasdaq-100 Index.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Russell 2000 Small Cap Index           -  This Portfolio seeks investment results that correspond
Portfolio                                 to the investment performance of U.S. common stocks, as
                                          represented by the Russell 2000 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the Russell 2000 Index.
S&P MidCap 400 Index Portfolio         -  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as
                                          represented by the S&P MidCap 400 Index. The Portfolio
                                          will attempt to achieve, in both rising and falling
                                          markets, a correlation of at least 95% between the total
                                          return of its net assets before expenses and the total
                                          return of the S&P MidCap 400 Index.

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in dividend-paying common stocks of established
                                          companies considered by the adviser to have favorable
                                          prospects for both increasing dividends and capital
                                          appreciation.
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in either the Standard & Poor's Mid-Cap
                                          400 Index or the Russell Mid-Cap Growth Index.
New America Growth Portfolio           -  This Portfolio seeks to provide long-term growth of
                                          capital by investing primarily in the common stocks of
                                          companies operating in sectors the investment adviser
                                          believes will be the fastest growing in the U.S.
                                          Fast-growing companies can be found across an array of
                                          industries in today's "new America".
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds and 10% money
                                          market securities.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.

    We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the

    Funds and/or affiliate(s) and may be significant. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Policies, may receive 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options.
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ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

    We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

    If we deem it to be in the best interests of persons having voting rights under the Policies, we may

         - operate the Variable Account as a management company under the Investment Company Act of 1940,

         - deregister the Variable Account under that Act in the event such registration is no longer required, or,

         - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

    To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

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THE POLICY
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PURCHASING THE POLICY

    In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 85 years of age at their last birthday and who supply satisfactory evidence of insurability to the

    Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue standard-rated and preferred-rated Policies is normally $50,000 and $100,000, respectively, although we may, in our discretion, issue Policies for lower Specified Amounts.

    The effective date of insurance coverage under the Policy will be the latest of:

        -   the Policy Date,

        - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

        -   the date when we receive the full initial premium at our Home
            Office.

    The Policy Date will be the later of:

        (1)  the date of the initial application, or

        (2) the date we receive any additional information at our Home Office if our underwriting rules require additional medical or other information.

    The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

    Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.
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PREMIUMS

    Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

    PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.


    If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.


    PLANNED PERIODIC PREMIUMS. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

    You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"). However, your Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

    DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

        (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

        (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

    Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

        FOR EXAMPLE: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepaid interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).


        In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).


        However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we mail you notice of the need for additional premium.


    The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit option, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.


    UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

    Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

    PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

    NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

    ALLOCATING NET PREMIUMS. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

             (1) before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

             (2)  before the end of 25 days after the Delivery Date.

    Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

    We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

    The following additional rules apply to Net Premium allocations:

        - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

        - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).


        - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Home Office and will have no effect on prior Accumulated Values.

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EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)


    You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 30th day you receive the Policy. Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

    We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:

        - the Accumulated Value on the Business Day on or next following the date we receive the Policy at the Home Office, plus

        -   any premium expense charges we deducted, plus

        - monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

        -   amounts approximating the daily charges against the Variable
            Account.
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POLICY LAPSE AND REINSTATEMENT

    LAPSE. Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value, or after three Policy Years if Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

    A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

    To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

    REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

        - A written application for reinstatement signed by the Policyowner and the Insured;

        -   Evidence of insurability we deem satisfactory;

        - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

        - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

    State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS.")

    The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

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POLICY BENEFITS
--------------------------------------------------------------------------------

    While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS--Accumulated Value Benefits--SURRENDER AND WITHDRAWAL PRIVILEGES.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").
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ACCUMULATED VALUE BENEFITS


    SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending Written Notice to the Company at our Home Office. A Surrender Charge will apply to any surrender during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and--Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")



    You may request a partial withdrawal from or surrender of your Policy via facsimile.



        - Facsimile requests must be directed to 1-515-226-6844 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.



        - A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.



        - We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided.



        - Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office.



        - A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.



        - We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.



           CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.



        - We reserve the right to deny any transaction request made by facsimile.



    We may terminate this privilege at any time.


    SURRENDERS. The amount payable upon surrender of the Policy is the Net Accumulated Value at the end of the Valuation Period when we receive the request. We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.) If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders. The Surrender Charge will be deducted from the amount surrendered.


    PARTIAL WITHDRAWALS. You may obtain a portion of the Policy's Net Surrender Value as a partial withdrawal from the Policy.


        -   A partial withdrawal must be at least $500.

        - A partial withdrawal cannot exceed the lesser of (1) the Net Surrender Value less $500 or (2) 90% of the Net Surrender Value.

    We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.)

    We will allocate a partial withdrawal (together with the Partial Withdrawal
    Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

    Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")

        - The Policy's Accumulated Value will be reduced by the amount of the partial withdrawal.

        - If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

        - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

    If the Increasing Death Benefit Option is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If the Level Death Benefit Option is in effect at the time of withdrawal, the Policy's Specified Amount will be reduced by the amount of Accumulated Value withdrawn. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

    If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawals, see "FEDERAL TAX MATTERS."

    NET ACCUMULATED VALUE. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

    On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

        - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

        - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

        - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

        - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

        - All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

        - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

    The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

    UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.
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TRANSFERS

    The following features apply to transfers under the Policy:

        - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.


        - You may make transfers by written request to our Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

           CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

        - The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.


        - The transfer will be effective as of the end of the Valuation Period during which we receive the request at our Home Office.


        - The Company waives the transfer fee for the first twelve transfers during a Policy Year.

        - We may assess a transfer charge of $10 for the 13th and each subsequent transfer during a Policy Year. We will deduct the transfer charge on a pro-rata basis from the Investment Options to which the transfer is made. (See "CHARGES AND DEDUCTIONS--Transfer Charge.") The Company reserves the right to increase the transfer charge.

        - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

    DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.


    In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.


        -   The minimum amount of each transfer is $100.

        - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

        - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

        - Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

        - The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.


        - There is no charge to participate in this program. We reserve the right to discontinue this program at any time.

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LOAN BENEFITS

    POLICY LOANS. So long as the Policy remains in force and has a positive Net Surrender Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    The maximum amount that you may borrow at any time is 90% of the Net Surrender Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy's Net Surrender Value.) The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

    During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

    ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

    We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")

    Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

    LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

    EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at a minimum effective annual rate of 4%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.


    For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.


    Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

    POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

    REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

    For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."
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DEATH PROCEEDS

    So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

        - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

        - If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.)

    To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

    DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee monthly premium requirement by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a Grace Period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

        (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy loans and unpaid loan interest; and

        (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

    DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

    Under the Increasing Death Benefit Option, the death benefit will be equal to the greater of

        (1) the sum of the current Specified Amount and the Accumulated Value, or

        (2)  the Corridor Death Benefit

    We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under the Increasing Death Benefit Option, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select the Increasing Death Benefit Option.

    Under the Level Death Benefit Option, the death benefit will be equal to the greater of:

        -   the current Specified Amount, or

        -   the Corridor Death Benefit

    Under the Level Death Benefit Option, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select the Level Death Benefit Option.

    Whether you choose the Increasing Death Benefit Option or the Level Death Benefit Option, you are always guaranteed a minimum death benefit that is equal to the Specified Amount.

    CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    If you change from the Increasing Death Benefit Option to the Level Death Benefit Option, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change from the Level Death Benefit Option to the

    Increasing Death Benefit Option, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change provided the Insured meets the Company's underwriting requirements. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

    We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

    CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

    To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.
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ACCELERATED PAYMENTS OF DEATH PROCEEDS

    In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such an endorsement), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right. There is no separate charge for this Endorsement.

    For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.


    The accelerated death benefit is equal to the Policy's death benefit as described on page 3, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Adding this endorsement to a Policy or requesting an accelerated death benefit under this endorsement may have tax consequences (see "FEDERAL TAX MATTERS").

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BENEFITS AT MATURITY

    The Maturity Date is Attained Age 115 (Attained Age 95 in the state of
    Utah). If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

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CHARGES AND DEDUCTIONS
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    We deduct certain charges in connection with the Policy to compensate us for
    (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.
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PREMIUM EXPENSE CHARGE

    Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

    The premium expense charge is 7% of each premium up to the Threshold Premium and 2% of each premium over the Threshold Premium. It is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%). Because we include any state premium taxes in the premium expense charge, the amount paid by a Policyowner is generally an average of premium tax amounts charged by the states. As a result, you may pay more premium tax than is required in your state of residence.
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MONTHLY DEDUCTION

    We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

    We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

        -  the cost of insurance for the Policy; plus

        -  the cost of any optional insurance benefits added by rider; plus

        -  the monthly policy expense charge.

    During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly per $1,000 charge. During the first 12 Policy Months, the monthly deduction will also include a monthly expense charge.

    COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

    NET AMOUNT AT RISK. The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals and decreases in Specified Amount. Under the Increasing Death Benefit Option, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under the Level Death Benefit Option, the net amount at risk for a Policy Month is equal to
    (a) divided by (b), minus (c), where:

        (a)   is the Specified Amount;

        (b)   is 1.0032737(1); and

        (c)   is the Accumulated Value.

    We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

    We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

    COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

    The cost of insurance rates generally increase as the Insured's Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting class involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard

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(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

    classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)

    We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

    ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information.)

    MONTHLY POLICY EXPENSE CHARGE. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $5 monthly administrative charge against each Policy. We guarantee this charge will not exceed $7 per Policy Month.

    FIRST-YEAR MONTHLY PER $1,000 CHARGE. We deduct a charge from Accumulated Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The monthly per unit charge is $0.05 per $1,000 of Specified Amount or increase in Specified Amount. We guarantee this charge will not exceed $0.07 per $1,000 of Specified Amount.


    FIRST-YEAR MONTHLY POLICY EXPENSE CHARGE. We will deduct an additional monthly charge from Accumulated Value during the first twelve Policy Months. This monthly charge will compensate us for costs associated with underwriting and issuing the Policy. These expenses include the cost of processing applications, conducting medical examinations and determining insurability. The first-year monthly policy expense charge is $5 per Policy Month. We guarantee this charge will not exceed $7 per Policy Month.

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TRANSFER CHARGE

    The Company waives fees for the first twelve transfers during a Policy Year. We may impose a transfer charge of $10 for any subsequent transfers during that Policy Year to compensate us for the costs in making the transfer.

        - We will deduct the transfer charge on a pro-rata basis from the Investment Options to which the transfer is made.

        - Once we issue a Policy, we will not increase this charge for the life of the Policy.

        - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

        -   The Company reserves the right to increase the transfer charge.

    Currently, there is no charge for changing the Net Premium allocation instructions.

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PARTIAL WITHDRAWAL FEE

    Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.
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SURRENDER CHARGE

    We apply a Surrender Charge during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the seventh year and varies based on the Insured's Issue Age, sex, underwriting class and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

ISSUE AGE  MALE, TOBACCO   FEMALE, TOBACCO   UNISEX, TOBACCO
   30         $10.49           $ 6.84            $ 9.76
   50         $26.80           $15.49            $24.41
   70         $34.49           $34.49            $34.49

    The maximum Surrender Charge for any Policy is $34.49 per $1,000 of Specified Amount. (See "APPENDIX B--Maximum Surrender Charges" in the Statement of Additional Information.) The Surrender Charge is level within each Policy Year. The Surrender Charge will be deducted from the amount surrendered.

    Currently, we waive the Surrender Charge after the first Policy Year if the Insured is:

        -   terminally ill,

        -   under 65 years of age and totally disabled, or

        - stays in a qualified nursing care center for 90 consecutive days or more.
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VARIABLE ACCOUNT CHARGES


    MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of 0.90% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.


    The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

    FEDERAL TAXES. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

    INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on page 11 and described in the prospectus for each Investment Option.

    ILLUSTRATIVE REPORT FEE. Upon your request, we will provide you with one set of illustrations of Policy values free of charge. We reserve the right to assess a fee of $25 for each additional set of illustrations you request in a Policy Year. However, we currently do not assess such a fee.


    COMPENSATION. For information concerning compensation paid for the sale of the Policies, see "DISTRIBUTION OF THE POLICIES."

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THE DECLARED INTEREST OPTION
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    You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option's assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion.


    The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

    Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    Please refer to the Policy and the Statement of Additional Information for complete details regarding the Declared Interest Option.
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TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND POLICY LOANS

    You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS--Transfer Charge"). No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.

    We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

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GENERAL PROVISIONS
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CHANGE OF PROVISIONS

    We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

    Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and an officer of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.
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OWNERSHIP


    The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.


    Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.
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THE BENEFICIARY

    The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

    Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.

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DISTRIBUTION OF THE POLICIES
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    We have entered into a distribution agreement with EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), an affiliate of the Company, for the distribution and sale of the Policies. EquiTrust Marketing may sell the Policies through its registered representatives. EquiTrust Marketing currently receives annual compensation of $100 per registered representative for acting as principal underwriter. EquiTrust Marketing's principal business address is the same as that of the Company.

    We pay commissions for the sale of the Policies. The maximum commissions payable for sales through EquiTrust Marketing's sales representatives are:
    50% of premiums up to the Threshold Premium and 4% of premiums above that amount paid in the first Policy Year; 5% of Threshold Premiums in each Policy Year after the first Policy Year and 4% of premiums above that amount paid in the Policy Year. For each premium received following an increase in Specified Amount, a commission on such premiums will be paid up to 50% of the increase in Threshold Premium for the first year following the increase in Specified Amount. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors. EquiTrust Marketing will share commissions and additional amounts received for sales of the Policies with its registered representatives involved in the sales in accordance with its rules and policies for compensating registered representatives.

    See "DISTRIBUTION OF THE POLICIES" in the Statement of Additional Information for more information concerning compensation paid for the sale of the Policies.


    Also, EquiTrust Marketing receives 0.25% from the following Investment Options in the form of 12b-1 fees: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Real Estate Fund, Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees to those who sell and distribute Investment Option shares out of Investment Option assets.


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FEDERAL TAX MATTERS
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INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
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TAX STATUS OF THE POLICY

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

    In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy.

    In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

    The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
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TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.


    Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").



    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.



    In some circumstances, there is a reduction in the benefits under the Policy during the first seven years. For example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.


    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

        (1) All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

        (4) If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.


    Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Policies in force ten years or more, or a minimal spread is unclear. You should consult your tax adviser about any such loan.


    Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

    POLICY LOANS. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

    MULTIPLE POLICIES. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

    ACCELERATED DEATH BENEFITS. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

    CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

    EXCHANGES. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

    OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


    SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.



    Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.



    Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar insurance arrangement should consult legal counsel.



    TAX SHELTER REGULATIONS. Prospective Policyowners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury regulations applicable to corporate tax shelters.



    ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.


    OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

    WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
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POSSIBLE TAX LAW CHANGES

    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
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TAXATION OF THE COMPANY

    At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

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ADDITIONAL INFORMATION
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VOTING RIGHTS

    To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

    The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

    The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

    Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.
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ABUSIVE TRADING PRACTICES



    We do not permit excessive trading or market timing activities. Such practices can disrupt the management strategies of the Investment Options and increase expenses, which are borne by all Policyowners. We reserve the right to reject excessive transfers or purchases by market timers if the trade would disrupt the management of the Variable Account or any Investment Option. In addition, we may suspend or modify transfer privileges at any time to prevent market timing efforts that could disadvantage other Policyowners. These modifications may include, but are not limited to, requiring a minimum time period between each transfer or limiting the dollar amount that a Policyowner may transfer at any one time.

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ELECTRONIC TRANSACTIONS



    You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send Written Notice to our Home Office. Transaction instructions will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.



    We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Policy, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be liable for any loss, liability, cost or expense (including attorney's fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Policy.

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POSTPONEMENT OF PAYMENTS

    The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive the Policyowner's signed request at our Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

        - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

        - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

        - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

    We also may postpone transfers under these circumstances.

    Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.


    If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

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LEGAL PROCEEDINGS

    The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of EquiTrust Marketing Services, LLC to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

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FINANCIAL STATEMENTS
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    The Variable Account's statements of net assets as of December 31, 2002 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related Report of Independent Auditors, are contained in the Statement of Additional Information.

    The audited balance sheets of the Company at December 31, 2002 and 2001 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002, as well as the related Report of Independent Auditors, are contained in the Statement of Additional Information.

    The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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STATEMENT OF ADDITIONAL INFORMATION
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    The Statement of Additional Information (the "SAI") contains more detailed information about the Policies than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at 1-800-247-4170, or write to us at 5400 University Avenue, West Des Moines, Iowa 50266.

    You may also call us toll-free or write to us if you wish to receive a personalized illustration of your Policy's death benefit, Accumulated Value and Surrender Value, to request additional information and to ask questions about your Policy.

    The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.


             Investment Company Act of 1940, File Number 811-05068

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GLOSSARY
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ACCUMULATED VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt.

ATTAINED AGE: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.


BUSINESS DAY: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).


COMPANY, WE, US, OUR: Farm Bureau Life Insurance Company.

CORRIDOR DEATH BENEFIT: The Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

    (a) A certified copy of the death certificate;


    (b) A certified copy of a court decree reciting a finding of death;



    (c) the Beneficiary's statement of election;



    (d) a copy of the Beneficiary's Form W-9; or



    (e) Any other proof satisfactory to the Company.



FUND: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.


GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

HOME OFFICE: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266.

INSURED: The person upon whose life the Company issues a Policy.


INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.


MATURITY DATE: The Insured's Attained Age 115 (Attained Age 95 in the state of
Utah). It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge").

NET SURRENDER VALUE: The Surrender Value minus any Policy Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

POLICY: The nonparticipating flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER, YOU, YOUR: The person who owns a Policy. The Policyowner is named in the application.

POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first six Policy Years and for six years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

THRESHOLD PREMIUM: A premium amount specified by the Company. We use this amount to calculate the premium expense charge. We also use the Threshold Premium to calculate registered representatives' compensation.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: Farm Bureau Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.


WRITTEN NOTICE: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at our Home Office.

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STATEMENT OF ADDITIONAL INFORMATION
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TABLE OF CONTENTS


                                                                                PAGE
                                                                             ----------
GENERAL INFORMATION ABOUT THE COMPANY......................................           1
      Farm Bureau Life Insurance Company...................................           1
      Safekeeping of the Variable Account's Assets.........................           1
      State Regulation of the Company......................................           1
      Material Irreconcilable Conflicts....................................           1
ADDITIONAL POLICY PROVISIONS...............................................           2
      The Policy...........................................................           2
      Special Transfer Privilege...........................................           2
      Assignment...........................................................           2
      Changing the Policyowner or Beneficiary..............................           2
      Incontestability.....................................................           2
      Misstatement of Age or Sex...........................................           3
      Suicide Exclusion....................................................           3
      Continuance of Insurance.............................................           3
      Annual Report........................................................           3
      Policy Loans.........................................................           3
      Voting Rights........................................................           4
      Nonparticipation.....................................................           4
      Ownership of Assets..................................................           4
      Written Notice.......................................................           4
      Payment Options......................................................           4
      Employment-Related Benefit Plans.....................................           5
ADDITIONAL INSURANCE BENEFITS..............................................           6
      Accelerated Payments of Death Proceeds...............................           7
FINANCIAL STATEMENTS.......................................................           8
THE DECLARED INTEREST OPTION...............................................           8
      General Description..................................................           8
      Declared Interest Option Accumulated Value...........................           8
CALCULATION OF VALUES......................................................           9
      Accumulated Value....................................................           9
      Unit Value...........................................................           9
PERFORMANCE DATA...........................................................          10
      Average Annual Total Return Calculations.............................          10
DISTRIBUTION OF THE POLICIES...............................................          14
LEGAL MATTERS..............................................................          16
EXPERTS....................................................................          16
OTHER INFORMATION..........................................................          16
DEATH BENEFIT OPTIONS......................................................  Appendix A
MAXIMUM SURRENDER CHARGES..................................................  Appendix B


                                    SAI-TOC

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                       FARM BUREAU LIFE INSURANCE COMPANY

                             5400 University Avenue
                          West Des Moines, Iowa 50266
                                 1-800-247-4170

                       FARM BUREAU LIFE VARIABLE ACCOUNT

                   NONPARTICIPATING FLEXIBLE PREMIUM VARIABLE
                             LIFE INSURANCE POLICY


This Statement of Additional Information contains additional information to the Prospectus for the nonparticipating flexible premium variable life insurance policy (the "Policy") offered by Farm Bureau Life Insurance Company (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Policy and the prospectuses for the Investment Options. The Prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number shown above.


                                  May 1, 2003

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                 PAGE
                                                              -----------
GENERAL INFORMATION ABOUT THE COMPANY.......................           1
      Farm Bureau Life Insurance Company....................           1
      Safekeeping of the Variable Account's Assets..........           1
      State Regulation of the Company.......................           1
      Material Irreconcilable Conflicts.....................           1
ADDITIONAL POLICY PROVISIONS................................           2
      The Policy............................................           2
      Special Transfer Privilege............................           2
      Assignment............................................           2
      Changing the Policyowner or Beneficiary...............           2
      Incontestability......................................           2
      Misstatement of Age or Sex............................           3
      Suicide Exclusion.....................................           3
      Continuance of Insurance..............................           3
      Annual Report.........................................           3
      Policy Loans..........................................           3
      Voting Rights.........................................           4
      Nonparticipation......................................           4
      Ownership of Assets...................................           4
      Written Notice........................................           4
      Payment Options.......................................           4
      Employment-Related Benefit Plans......................           5
ADDITIONAL INSURANCE BENEFITS...............................           6
      Accelerated Payments of Death Proceeds................           7
FINANCIAL STATEMENTS........................................           8
THE DECLARED INTEREST OPTION................................           8
      General Description...................................           8
      Declared Interest Option Accumulated Value............           8
CALCULATION OF VALUES.......................................           9
      Accumulated Value.....................................           9
      Unit Value............................................           9
PERFORMANCE DATA............................................          10
      Average Annual Total Return Calculations..............          10
DISTRIBUTION OF THE POLICIES................................          14
LEGAL MATTERS...............................................          16
EXPERTS.....................................................          16
OTHER INFORMATION...........................................          16
DEATH BENEFIT OPTIONS.......................................  Appendix A
MAXIMUM SURRENDER CHARGES...................................  Appendix B

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GENERAL INFORMATION ABOUT THE COMPANY
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FARM BUREAU LIFE INSURANCE COMPANY


    Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2002, Iowa Farm Bureau Federation owned 56.30% of the outstanding voting shares of FBL Financial Group, Inc., which owns 100% of our outstanding voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.


    Our principal business is offering life insurance policies and annuity contracts. We are admitted to do business in 18 states--Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming.

    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.
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SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

    The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.
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STATE REGULATION OF THE COMPANY

    The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

    In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.
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MATERIAL IRRECONCILABLE CONFLICTS

    The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

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ADDITIONAL POLICY PROVISIONS
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THE POLICY

    We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.
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SPECIAL TRANSFER PRIVILEGE

    You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.
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ASSIGNMENT

    The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Home Office. Assigning the Policy may have federal income tax consequences.
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CHANGING THE POLICYOWNER OR BENEFICIARY


    During the Insured's lifetime, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request for the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

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INCONTESTABILITY

    The Policy is incontestable after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

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MISSTATEMENT OF AGE OR SEX

    If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.
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SUICIDE EXCLUSION

    If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the Policy Date (within one year in certain states), we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount (within one year in certain states), we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.
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CONTINUANCE OF INSURANCE

    The insurance under a Policy will continue until the earlier of:

        - the end of the Grace Period following the Monthly Deduction Day on which the Net Accumulated Value during the first three Policy Years, or Net Surrender Value after three Policy Years, is less than the monthly deduction for the following Policy Month;

        - the date the Policyowner surrenders the Policy for its entire Net Accumulated Value;

        -  the death of the Insured; or

        -  the Maturity Date.

    Any rider to a Policy will terminate on the date specified in the rider.
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ANNUAL REPORT

    At least once each year, we will send an annual report to each Policyowner. The report will show

        -   the current death benefit,

        - the Accumulated Value in each Subaccount and in the Declared Interest Option,

        -   outstanding Policy Debt, and

        - premiums paid, partial withdrawals made and charges assessed since the last report.

    The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.
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POLICY LOANS

    Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy

    Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN" in the Prospectus.)

    Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.
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VOTING RIGHTS

    The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.
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NONPARTICIPATION

    The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.
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OWNERSHIP OF ASSETS

    The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.
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WRITTEN NOTICE


    You should send any Written Notice to the Company at our Home Office. The notice should include the Policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

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PAYMENT OPTIONS

    We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option as described below. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.


    You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.

    If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,

        (1)  the proceeds are less than $2,000;

        (2)  periodic payments would be less than $20; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

    Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.

    If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

    Payments under Option A will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options B, C or D will begin as of the date of the Insured's death, on surrender or on the Maturity Date.

    OPTION A--PROCEEDS LEFT AT INTEREST. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

    OPTION B--PAYMENT FOR A DESIGNATED NUMBER OF YEARS. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION C--PAYMENT OF LIFE INCOME. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION D--PAYMENT OF A DESIGNATED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.


    A tax adviser should be consulted with respect to the tax consequences associated with a payment option.

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EMPLOYMENT-RELATED BENEFIT PLANS


    The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in the Prospectus and this Statement of Additional

    Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.


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ADDITIONAL INSURANCE BENEFITS
--------------------------------------------------------------------------------

    Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

        - Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.

        - Universal Waiver of Charges. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; or (3) the continuation of the Policy in force under a cash value option. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates.

        - Universal Convertible Term Life Insurance. This rider provides term insurance coverage on your life or the life of an additional adult Insured. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured multiplied by the amount of term insurance coverage under the rider, plus a monthly charge for the first year of coverage and for the first year following any increase in coverage based on a specified dollar rate per $1,000 of term insurance coverage or increase in coverage, as applicable.

        - Universal Children's Term Life Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

        - Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grace Period should the Net Cash Value be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.

        - Universal Guaranteed Insurability Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider.

    We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction" in the Prospectus.) You may obtain detailed information concerning available riders, and their suitability for inclusion in your Policy, from the registered representative selling the Policy.

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ACCELERATED PAYMENTS OF DEATH PROCEEDS

    The accelerated death benefit endorsement (available at no charge) provides for the payment of all or a portion of the accelerated death benefit immediately in the event that the Insured becomes terminally ill.

    For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

    In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

    There are several other restrictions associated with the Endorsement. These are:

        (1) the Endorsement is not valid if the Policy is within five years of being matured,

        (2) the consent of any irrevocable beneficiary or assignee is required to exercise the Endorsement,

        (3) we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,

        (4) we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

        (5)  the Endorsement is not effective where:

             (a) you or the Insured would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

             (b) the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

    The Endorsement will terminate at the earlier of the end of the Grace Period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the Endorsement or upon termination of the Policy.


    The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the Beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

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FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    This Statement of Additional Information contains the audited statement of assets and liabilities of the Variable Account as of December 31, 2002, the audited statements of operations, and changes in net assets for the periods disclosed in the financial statements. Ernst & Young LLP, independent auditors, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, serves as independent auditors for the Variable Account.



    The consolidated financial statements of the Company at December 31, 2002 and 2001 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002, appearing herein, have been audited by Ernst and Young LLP, independent auditors.



    The Company's financial statements included in this Statement of Additional Information should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.


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THE DECLARED INTEREST OPTION
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GENERAL DESCRIPTION

    Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.

    You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.
--------------------------------------------------------------------------------

DECLARED INTEREST OPTION ACCUMULATED VALUE

    Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy's Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

    The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or

    Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

--------------------------------------------------------------------------------


CALCULATION OF VALUES

--------------------------------------------------------------------------------


ACCUMULATED VALUE



    The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.


        -   Accumulated Value will reflect a number of factors, including


             -   premiums paid,


             -   partial withdrawals,

             -   Policy Loans,

             -   charges assessed in connection with the Policy,

             - interest earned on the Accumulated Value in the Declared Interest Option, and

             - investment performance of the Subaccounts to which the Accumulated Value is allocated.

    As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.
--------------------------------------------------------------------------------


UNIT VALUE


    For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
    (a) by (b) where:

    (a) is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

         (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

         (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

         (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

         (5) a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 0.90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

    (b) is the number of units outstanding at the end of the preceding Valuation Period.

    The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

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PERFORMANCE DATA
--------------------------------------------------------------------------------

    The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

    SUBACCOUNT PERFORMANCE. Each Subaccount may advertise its average annual total return. We calculate each Subaccount's average annual total return quotation under the following method:

        - A hypothetical $10,000 investment in each Subaccount on the first day of the period at the maximum offering price ("initial investment") is assumed.

        - We calculate the ending value ("ending value") of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation. If those charges had been included, the average annual total returns shown would have been lower.

        -   The ending value is divided by the initial investment.

        - This quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.

    Average annual total return quotations for the Subaccounts for the period ended December 31, 2002 are shown in the table below.

                    AVERAGE ANNUAL TOTAL RETURNS FOR SUBACCOUNTS
                            (THROUGH DECEMBER 31, 2002)


                                                                                                         SINCE        SUBACCOUNT
                                                     1                 5                10            SUBACCOUNT      INCEPTION
SUBACCOUNT                                         YEAR              YEARS             YEARS           INCEPTION         DATE
American Century
  VP Ultra-Registered Trademark- Fund                 -23.41%               --                --            -11.53%    10/01/01
  VP Vista Fund                                       -20.42                --                --            -15.85     10/01/01
Dreyfus
  VIF Appreciation Portfolio--Initial
    Share Class                                       -17.46                --                --            -11.00     10/01/01
  VIF Developing Leaders Portfolio--Initial
    Share Class                                       -19.85                --                --             -9.46     10/01/01
  VIF Disciplined Stock Portfolio--Initial
    Share Class                                       -23.31                --                --            -14.89     10/01/01
  VIF Growth and Income Portfolio--
    Initial Share Class                               -26.00                --                --            -16.90     10/01/01
  VIF International Equity Portfolio--
    Initial Share Class                               -16.69                --                --             -9.33     10/01/01
  Dreyfus Socially Responsible Growth
    Fund, Inc.--Service Share Class(1)                -29.77                --                --            -22.45     10/01/01
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio                                 -19.80             -2.03%             7.64%             7.84     10/15/90
  High Grade Bond Portfolio                             7.41              6.11              6.43              6.25     10/15/87
  Managed Portfolio                                    -2.67              2.65              7.59              7.14     10/15/87
  Money Market Portfolio                                0.26              3.11              3.28              2.97     02/15/90
  Strategic Yield Portfolio                             4.52              3.78              6.77              6.95     10/15/87
  Value Growth Portfolio                              -11.23             -5.42              3.32              3.92     10/15/87
Fidelity Variable Insurance Products Funds
  VIP Contrafund Portfolio                            -10.16                --                --             -5.12     05/01/99
  VIP Growth Portfolio                                -30.74                --                --            -12.23     05/01/99
  VIP Growth & Income Portfolio                       -17.36                --                --             -8.37     05/01/99
  VIP High Income Portfolio(2)                          2.38                --                --              4.95     10/01/01
  VIP Index 500 Portfolio                             -22.95                --                --            -10.90     05/01/99
  VIP Mid Cap Portfolio(3)                            -10.83                --                --             -4.80     10/01/01
  VIP Overseas Portfolio                              -21.00                --                --            -11.06     05/01/99
Franklin Templeton
  Franklin Real Estate Fund(4)(5)                         --                --                --                --     05/01/03
  Franklin Small Cap Fund(4)                          -29.32                --                --            -17.53     10/01/01
  Franklin Small Cap Value Securities
  Fund(4)                                             -10.07                --                --              8.34     10/01/01
  Franklin U.S. Government Fund(4)                      8.80                --                --              6.34     10/01/01
  Mutual Shares Securities Fund(4)                    -12.61                --                --             -6.90     10/01/01
  Templeton Growth Securities Fund(4)                 -19.22                --                --             -8.69     10/01/01
J.P. Morgan Series Trust II
  JPMorgan Mid Cap Value Portfolio                     -0.08                --                --              4.80     10/01/01
  JPMorgan Small Company Portfolio                    -22.35                --                --            -11.41     10/01/01

                                                                                                         SINCE        SUBACCOUNT
                                                     1                 5                10            SUBACCOUNT      INCEPTION
SUBACCOUNT                                         YEAR              YEARS             YEARS           INCEPTION         DATE
Summit Pinnacle Series
  Nasdaq-100 Index Portfolio                          -38.06%               --                --            -12.58%    10/01/01
  Russell 2000 Small Cap Index Portfolio              -21.76                --                --             -9.23     10/01/01
  S&P MidCap 400 Index Portfolio                      -15.91                --                --             -4.57     10/01/01
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                             -13.90                --                --             -8.73     10/01/01
  Mid-Cap Growth Portfolio                            -21.96                --                --             -1.20     05/01/99
  New America Growth Portfolio                        -28.96                --                --            -13.44     05/01/99
  Personal Strategy Balanced Portfolio                 -8.63                --                --             -1.28     05/01/99
T. Rowe Price International Series, Inc.
  International Stock Portfolio                       -19.03                --                --           --11.43     05/01/99


(1) Because Service shares were not offered until December 31, 2000, the Subaccount returns shown reflect the Fund's Initial Share Class through December 31, 2000 and the Service Class shares thereafter, adjusted for the mortality and expense risk charge. Had Service Class shares been available for the entire time period, the returns shown would have been lower.

(2) Because Service Class 2 shares were not offered until January 12, 2000, the Subaccount returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period November 3, 1997 to January 12, 2000 and the Portfolio's Initial Class of share (which do not include the effects of a 12b-1 fee) for periods prior to November 3, 1997, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.

(3) Because Service Class 2 shares were not offered until January 12, 2000, the Subaccount returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period December 29, 1998 to January 12, 2000, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.


(4) Because Class 2 shares were not offered until January 6, 1999, performance for prior periods reflects the Portfolio's Class 1 shares, adjusted for the mortality and expense risk charge. For periods beginning on January 6, 1999, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Had Class 2 shares been available for the entire time period, the returns shown would have been lower.



(5) The Franklin Real Estate Subaccount was not part of the Variable Account at December 31, 2002; therefore, total return information is not available.


   INVESTMENT OPTION PERFORMANCE. Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Policy.

   The table below provides the adjusted historical performance of the corresponding Investment Option in which each of these Subaccounts invest. This information reflects each Investment Option's operating expenses and the effect of the mortality and expense risk charge under the Policy. It does not reflect any insurance-related product charges and deductions of the Variable Account other than the mortality and expense risk charge. If all fees and charges had been deducted, the performance figures would have been significantly lower.

           ADJUSTED AVERAGE ANNUAL TOTAL RETURNS FOR INVESTMENT OPTIONS
                            (THROUGH DECEMBER 31, 2002)


                                                                                                         SINCE        INVESTMENT
                                                                                                      INVESTMENT        OPTION
                                                     1                 5                10              OPTION        INCEPTION
INVESTMENT OPTION                                  YEAR              YEARS             YEARS           INCEPTION         DATE
American Century
  VP Ultra Fund                                       -23.61%               --                --            -17.40%    05/01/01
  VP Vista Fund                                       -20.60                --                --            -15.91     05/01/01
Dreyfus
  VIF Appreciation Portfolio--Initial
    Share Class                                       -17.61              0.82%               --              9.29     04/05/93
  VIF Developing Leaders Portfolio--Initial
    Share Class                                       -20.02             -0.44             11.67%            23.59     08/31/90
  VIF Disciplined Stock Portfolio--Initial
    Share Class                                       -23.51             -2.65                --              4.62     04/30/96
  VIF Growth and Income Portfolio--
    Initial Share Class                               -26.23             -3.33                --              7.32     05/02/94
  VIF International Equity Portfolio--
    Initial Share Class                               -16.84             -4.54                --             -0.12     05/02/94
  Dreyfus Socially Responsible Growth
    Fund, Inc.--Service Share Class(1)                -30.04             -4.82                --              6.11     10/07/93
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio                                 -19.97             -2.05              7.67              9.69     10/15/90
  High Grade Bond Portfolio                             7.47              6.16              6.47              7.86     10/17/87
  Managed Portfolio                                    -2.70              2.68              7.64              7.99     10/17/87
  Money Market Portfolio                                0.26              3.10              3.28              3.55     02/20/90
  Strategic Yield Portfolio                             4.53              3.81              6.81              8.37     10/17/87
  Value Growth Portfolio                              -11.33             -5.47              3.34              3.57     10/17/87
Fidelity Variable Insurance Products Funds
  VIP Contrafund Portfolio                            -10.25              2.81                --             11.37     01/03/95
  VIP Growth Portfolio                                -31.00             -1.26              7.54              9.51     10/09/86
  VIP Growth & Income Portfolio                       -17.51             -0.16                --              4.05     12/31/96
  VIP High Income Portfolio(2)                          2.40             -7.12              2.45              5.79     09/19/85
  VIP Index 500 Portfolio                             -23.15             -1.74              8.14              8.48     08/27/92
  VIP Mid Cap Portfolio(3)                            -10.92                --                --             14.52     12/29/98
  VIP Overseas Portfolio                              -21.18             -4.85              3.80              3.34     01/28/87
Franklin Templeton
  Franklin Real Estate Fund(4)                          1.17              1.55              9.14              8.72     01/24/89
  Franklin Small Cap Fund(4)                          -29.58             -0.87                --              5.44     11/01/95
  Franklin Small Cap Value Securities
  Fund(4)                                             -10.16                --                --             -0.48     05/01/98
  Franklin U.S. Government Fund(4)                      8.87              5.99              6.15              6.94     03/14/89
  Mutual Shares Securities Fund(4)                    -12.71              3.08                --              5.70     11/08/96
  Templeton Growth Securities Fund(4)                 -19.39              0.56                --              5.46     03/15/94

                                                                                                         SINCE        INVESTMENT
                                                                                                      INVESTMENT        OPTION
                                                     1                 5                10              OPTION        INCEPTION
INVESTMENT OPTION                                  YEAR              YEARS             YEARS           INCEPTION         DATE
J.P. Morgan Series Trust II
  JPMorgan Mid Cap Value Portfolio                     -0.08%               --                --              8.75%    09/28/01
  JPMorgan Small Company Portfolio                    -22.55             -3.61%               --              6.18     01/03/95
Summit Pinnacle Series
  Nasdaq-100 Index Portfolio                          -38.39                --                --            -38.19     04/27/00
  Russell 2000 Small Cap Index Portfolio              -21.95                --                --             -8.66     04/27/00
  S&P MidCap 400 Index Portfolio                      -16.05                --                --              1.22     05/03/99
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                             -14.02              1.53                --             10.18     03/31/94
  Mid-Cap Growth Portfolio                            -22.15              3.93                --              6.14     12/31/96
  New America Growth Portfolio                        -29.21             -6.37                --              5.17     03/31/94
  Personal Strategy Balanced Portfolio                 -8.70              2.39                --              8.42     12/30/94
T. Rowe Price International Series, Inc.
  International Stock Portfolio                       -19.19             -5.11                --             -0.02     03/31/94


(1) Because Service shares were not offered until December 31, 2000, the Investment Option returns shown reflect the Fund's initial Share Class through December 31, 2000 and the Service Class shares thereafter, adjusted for the mortality and expense risk charge. Had Service Class shares been available for the entire time period, the returns shown would have been lower.

(2) Because Service Class 2 shares were not offered until January 12, 2000, the Investment Option returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period November 3, 1997 to January 12, 2000 and the Portfolio's Initial Class of shares (which do not include the effects of a 12b-1 fee) for periods prior to November 3, 1997, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.

(3) Because Service Class 2 shares were not offered until January 12, 2000, the Investment Option returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period December 29, 1998 to January 12, 2000, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.


(4) Because Class 2 shares were not offered until January 6, 1999, performance for prior periods reflects the Portfolio's Class 1 shares, adjusted for the mortality and expense risk charge. For periods beginning on January 6, 1999, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Had Class 2 shares been available for the entire time period, the returns shown would have been lower.


--------------------------------------------------------------------------------

DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------

    EquiTrust Marketing Services, LLC ("EquiTrust Marketing") is responsible for distributing the Policies pursuant to a distribution agreement with us. EquiTrust Marketing serves as principal underwriter for the Policies. EquiTrust Marketing, a Delaware corporation organized in 1970 and a wholly-owned subsidiary of FBL Financial Services, Inc., an affiliate of the Company, is located at 5400 University Avenue, West Des Moines, Iowa 50266. EquiTrust Marketing is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc.

    We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the

    Policy, including other incentives or payments, are not charged directly to the Policyowners or the Variable Account.

    EquiTrust Marketing offers the Policies through its registered representatives, who must be licensed as insurance agents and appointed by the Company. EquiTrust Marketing also may enter into selling agreements with other broker-dealers and compensate those broker-dealers up to the amounts disclosed in the Prospectus for their services. EquiTrust Marketing may pay additional compensation from its own resources to broker-dealers based on the level of Policy sales or premium payments.


    For the period August 23, 2002 (the date the Policy became effective) through December 31, 2002, EquiTrust Marketing received $1,590,852 in sales compensation for payment to its registered representatives, all of which was retained by EquiTrust Marketing.


    EquiTrust Marketing passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies. We also pay for EquiTrust Marketing's operating and other expenses.

    Because registered representatives of EquiTrust Marketing are also insurance agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes and awards, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives qualify for such benefits. Registered representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, EquiTrust Marketing registered representatives who meet certain Company productivity, persistency and length of service standards may be eligible for additional compensation.


    The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay EquiTrust Marketing for its costs in distributing those shares: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Real Estate Fund, Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. Each Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of EquiTrust Marketing's obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to EquiTrust Marketing for its distribution-related services and expenses under the agreement. Each Investment Option's investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to EquiTrust Marketing, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.


    Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

--------------------------------------------------------------------------------


LEGAL MATTERS

--------------------------------------------------------------------------------


    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the nonparticipating flexible premium variable life insurance policy described in the Prospectus and this Statement of Additional Information. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.


--------------------------------------------------------------------------------

EXPERTS
--------------------------------------------------------------------------------


    Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MSAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.



    The Variable Account's statements of assets and liabilities as of December 31, 2002 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the balance sheets of the Company at December 31, 2002 and 2001 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, independent auditors, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

    A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

                           REPORT OF INDEPENDENT AUDITORS

    The Board of Directors and Participants
    Farm Bureau Life Insurance Company

    We have audited the accompanying statements of assets and liabilities of Farm Bureau Life Variable Account, comprising the Ultra, Vista, Appreciation, Disciplined Stock, Dreyfus Growth & Income, International Equity, Dreyfus Small Cap, Socially Responsible Growth, Blue Chip, High Grade Bond, Strategic Yield (formerly High Yield Bond), Managed, Money Market, Value Growth, Contrafund, Growth, Fidelity Growth & Income, High Income, Index 500, Mid-Cap, Overseas, Franklin Small Cap, Franklin Small Cap Value Securities (formerly Franklin Value Securities), Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Mid-Cap Value, Small Company, S&P MidCap 400 Index, Nasdaq 100 Index, Russell 2000 Small Cap Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2002, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Farm Bureau Life Variable Account at December 31, 2002, and the results of their operations and changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.

                                                /s/ Ernst & Young LLP

    Des Moines, Iowa
    March 14, 2003

                   (This page has been left blank intentionally.)

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002


                                  ULTRA       VISTA
                                SUBACCOUNT  SUBACCOUNT
                                ----------------------
ASSETS
Investments in shares of
  mutual funds, at market       $   80,324  $  50,333

LIABILITIES                             --         --
                                ----------------------
Net assets                      $   80,324  $  50,333
                                ======================
NET ASSETS
Accumulation units              $   80,324  $  50,333
                                ----------------------
Total net assets                $   80,324  $  50,333
                                ======================
Investments in shares of
  mutual funds, at cost         $   90,374  $  58,605
Shares of mutual fund owned      10,928.38   6,175.83
Accumulation units outstanding    9,361.02   6,245.00
Accumulation unit value         $     8.58  $    8.06

SEE ACCOMPANYING NOTES.

                                                            DREYFUS
                                              DISCIPLINED   GROWTH &   INTERNATIONAL    DREYFUS
                                APPRECIATION     STOCK       INCOME       EQUITY       SMALL CAP
                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                -----------------------------------------------------------------
ASSETS
Investments in shares of
  mutual funds, at market        $  102,408    $  27,793   $   85,716    $  21,593    $  145,096

LIABILITIES                              --           --           --           --            --
                                -----------------------------------------------------------------
Net assets                       $  102,408    $  27,793   $   85,716    $  21,593    $  145,096
                                =================================================================
NET ASSETS
Accumulation units               $  102,408    $  27,793   $   85,716    $  21,593    $  145,096
                                -----------------------------------------------------------------
Total net assets                 $  102,408    $  27,793   $   85,716    $  21,593    $  145,096
                                =================================================================
Investments in shares of
  mutual funds, at cost          $  116,531    $  31,104   $   98,629    $  24,261    $  162,732
Shares of mutual fund owned        3,558.31     1,732.71     5,337.25     2,467.82      5,109.02
Accumulation units outstanding    11,847.50     3,400.02    10,802.95     2,440.53     16,429.65
Accumulation unit value          $     8.64    $    8.17   $     7.93    $    8.85    $     8.83

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                                           SOCIALLY
                                          RESPONSIBLE
                                            GROWTH       BLUE CHIP
                                          SUBACCOUNT    SUBACCOUNT
                                          --------------------------
ASSETS
Investments in shares of mutual funds,
  at market                                $  34,954   $  30,776,847

LIABILITIES                                       --              --
                                          --------------------------
Net assets                                 $  34,954   $  30,776,847
                                          ==========================
NET ASSETS
Accumulation units                         $  34,954   $  30,776,847
                                          --------------------------
Total net assets                           $  34,954   $  30,776,847
                                          ==========================
Investments in shares of mutual funds,
  at cost                                  $  41,594   $  36,517,533
Shares of mutual fund owned                 1,855.33    1,130,670.37
Accumulation units outstanding              4,802.87      975,985.94
Accumulation unit value                    $    7.28   $       31.53

SEE ACCOMPANYING NOTES.

                                          HIGH GRADE                                       MONEY          VALUE
                                             BOND      STRATEGIC YIELD     MANAGED        MARKET         GROWTH
                                          SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                          -------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds,
  at market                               $ 7,263,483   $   9,422,323   $  32,012,312  $   1,220,047  $  25,810,601

LIABILITIES                                        --              --              --             --             --
                                          -------------------------------------------------------------------------
Net assets                                $ 7,263,483   $   9,422,323   $  32,012,312  $   1,220,047  $  25,810,601
                                          =========================================================================
NET ASSETS
Accumulation units                        $ 7,263,483   $   9,422,323   $  32,012,312  $   1,220,047  $  25,810,601
                                          -------------------------------------------------------------------------
Total net assets                          $ 7,263,483   $   9,422,323   $  32,012,312  $   1,220,047  $  25,810,601
                                          =========================================================================
Investments in shares of mutual funds,
  at cost                                 $ 6,977,112   $  10,371,788   $  31,228,121  $   1,220,047  $  31,433,421
Shares of mutual fund owned                699,083.98    1,076,836.91    2,594,190.61   1,220,047.10   2,823,916.98
Accumulation units outstanding             288,811.39      339,082.29    1,121,163.64      78,146.26   1,439,052.46
Accumulation unit value                   $     25.15   $       27.79   $       28.55  $       15.61  $       17.94

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)


                                          CONTRAFUND      GROWTH
                                          SUBACCOUNT    SUBACCOUNT
                                          --------------------------
ASSETS
Investments in shares of mutual funds,
  at market                               $ 5,281,317  $   7,334,666

LIABILITIES                                        --             --
                                          --------------------------
Net assets                                $ 5,281,317  $   7,334,666
                                          ==========================
NET ASSETS
Accumulation units                        $ 5,281,317  $   7,334,666
                                          --------------------------
Total net assets                          $ 5,281,317  $   7,334,666
                                          ==========================
Investments in shares of mutual funds,
  at cost                                 $ 6,842,980  $  13,128,351
Shares of mutual fund owned                291,785.49     312,912.39
Accumulation units outstanding             640,459.07   1,183,500.60
Accumulation unit value                   $      8.25  $        6.20

SEE ACCOMPANYING NOTES.

                                           FIDELITY
                                           GROWTH &
                                            INCOME     HIGH INCOME   INDEX 500    MID-CAP     OVERSEAS
                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                          --------------------------------------------------------------
ASSETS
Investments in shares of mutual funds,
  at market                               $ 2,845,077   $  48,141   $ 5,526,810  $  226,220  $ 1,562,334

LIABILITIES                                        --          --            --          --           --
                                          --------------------------------------------------------------
Net assets                                $ 2,845,077   $  48,141   $ 5,526,810  $  226,220  $ 1,562,334
                                          ==============================================================
NET ASSETS
Accumulation units                        $ 2,845,077   $  48,141   $ 5,526,810  $  226,220  $ 1,562,334
                                          --------------------------------------------------------------
Total net assets                          $ 2,845,077   $  48,141   $ 5,526,810  $  226,220  $ 1,562,334
                                          ==============================================================
Investments in shares of mutual funds,
  at cost                                 $ 3,806,880   $  47,070   $ 8,053,633  $  240,376  $ 2,677,841
Shares of mutual fund owned                261,977.63    8,201.21     55,312.35   13,008.61   142,289.11
Accumulation units outstanding             391,970.04    4,532.06    843,832.15   24,057.55   240,140.39
Accumulation unit value                   $      7.26   $   10.62   $      6.55  $     9.40  $      6.51

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                                                       FRANKLIN
                                                      SMALL CAP
                                           FRANKLIN     VALUE
                                          SMALL CAP   SECURITIES
                                          SUBACCOUNT  SUBACCOUNT
                                          ----------------------
ASSETS
Investments in shares of mutual funds,
  at market                               $   79,751  $  84,792

LIABILITIES                                       --         --
                                          ----------------------
Net assets                                $   79,751  $  84,792
                                          ======================
NET ASSETS
Accumulation units                        $   79,751  $  84,792
                                          ----------------------
Total net assets                          $   79,751  $  84,792
                                          ======================
Investments in shares of mutual funds,
  at cost                                 $   90,622  $  92,103
Shares of mutual fund owned                 6,279.64   8,823.27
Accumulation units outstanding             10,148.47   7,671.22
Accumulation unit value                   $     7.86  $   11.05

SEE ACCOMPANYING NOTES.

                                                           MUTUAL     TEMPLETON
                                          FRANKLIN U.S.    SHARES       GROWTH     MID-CAP
                                           GOVERNMENT    SECURITIES   SECURITIES    VALUE     SMALL COMPANY
                                           SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          -----------------------------------------------------------------
ASSETS
Investments in shares of mutual funds,
  at market                                $  240,981    $   98,953   $  48,393   $  152,631    $  55,062

LIABILITIES                                        --            --          --           --           --
                                          -----------------------------------------------------------------
Net assets                                 $  240,981    $   98,953   $  48,393   $  152,631    $  55,062
                                          =================================================================
NET ASSETS
Accumulation units                         $  240,981    $   98,953   $  48,393   $  152,631    $  55,062
                                          -----------------------------------------------------------------
Total net assets                           $  240,981    $   98,953   $  48,393   $  152,631    $  55,062
                                          =================================================================
Investments in shares of mutual funds,
  at cost                                  $  235,727    $  109,331   $  56,635   $  152,137    $  63,936
Shares of mutual fund owned                 17,863.70      8,232.36    5,627.07     9,128.63     5,325.12
Accumulation units outstanding              22,315.04     10,820.17    5,421.98    14,394.65     6,406.16
Accumulation unit value                    $    10.80    $     9.15   $    8.93   $    10.60    $    8.60

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                                             S&P
                                          MIDCAP 400    NASDAQ
                                            INDEX     100 INDEX
                                          SUBACCOUNT  SUBACCOUNT
                                          ----------------------
ASSETS
Investments in shares of mutual funds,
  at market                               $ 203,560   $  170,791

LIABILITIES                                      --           --
                                          ----------------------
Net assets                                $ 203,560   $  170,791
                                          ======================
NET ASSETS
Accumulation units                        $ 203,560   $  170,791
                                          ----------------------
Total net assets                          $ 203,560   $  170,791
                                          ======================
Investments in shares of mutual funds,
  at cost                                 $ 226,735   $  205,013
Shares of mutual fund owned                5,180.97    12,251.87
Accumulation units outstanding            21,582.13    20,204.83
Accumulation unit value                   $    9.43   $     8.45

SEE ACCOMPANYING NOTES.

                                          RUSSELL 2000                               NEW       PERSONAL
                                           SMALL CAP      EQUITY      MID-CAP      AMERICA     STRATEGY    INTERNATIONAL
                                             INDEX        INCOME      GROWTH       GROWTH      BALANCED        STOCK
                                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                          ------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds,
  at market                                $  158,643   $  304,759  $ 4,289,595  $ 1,856,815  $ 3,605,997   $   889,233

LIABILITIES                                        --           --           --           --           --            --
                                          ------------------------------------------------------------------------------
Net assets                                 $  158,643   $  304,759  $ 4,289,595  $ 1,856,815  $ 3,605,997   $   889,233
                                          ==============================================================================
NET ASSETS
Accumulation units                         $  158,643   $  304,759  $ 4,289,595  $ 1,856,815  $ 3,605,997   $   889,233
                                          ------------------------------------------------------------------------------
Total net assets                           $  158,643   $  304,759  $ 4,289,595  $ 1,856,815  $ 3,605,997   $   889,233
                                          ==============================================================================
Investments in shares of mutual funds,
  at cost                                  $  181,387   $  324,636  $ 5,211,704  $ 2,993,333  $ 4,123,387   $ 1,408,271
Shares of mutual fund owned                  4,228.21    18,628.31   298,302.84   142,941.90   272,768.34     96,029.45
Accumulation units outstanding              17,931.01    34,161.08   448,346.86   315,244.23   379,519.81    138,770.59
Accumulation unit value                    $     8.85   $     8.92  $      9.57  $      5.89  $      9.50   $      6.41

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002


                             ULTRA       VISTA
                           SUBACCOUNT  SUBACCOUNT
                           ----------------------
Income:
  Dividends                 $    154    $    --
Expenses:
  Mortality and expense
    risk                        (450)      (337)
                           ----------------------
Net investment income
  (loss)                        (296)      (337)

Realized gain (loss) on
  investments:
  Realized gain (loss) on
    sale of fund shares         (437)      (230)
  Realized gain
    distributions                 --         --
                           ----------------------
Total realized gain
  (loss) on investments         (437)      (230)

Change in unrealized
appreciation/depreciation
  of investments             (10,658)    (8,817)
                           ----------------------
Net increase (decrease)
  in net assets from
  operations                $(11,391)   $(9,384)
                           ======================

SEE ACCOMPANYING NOTES.

                                                       DREYFUS
                                         DISCIPLINED   GROWTH &   INTERNATIONAL   DREYFUS
                           APPRECIATION     STOCK       INCOME       EQUITY      SMALL CAP
                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                           ----------------------------------------------------------------
Income:
  Dividends                  $  1,256      $   219     $    394      $   625      $     34
Expenses:
  Mortality and expense
    risk                         (650)        (153)        (446)        (118)         (722)
                           ----------------------------------------------------------------
Net investment income
  (loss)                          606           66          (52)         507          (688)

Realized gain (loss) on
  investments:
  Realized gain (loss) on
    sale of fund shares          (749)        (574)      (1,188)        (388)       (2,008)
  Realized gain
    distributions                  --           --           --           --            --
                           ----------------------------------------------------------------
Total realized gain
  (loss) on investments          (749)        (574)      (1,188)        (388)       (2,008)

Change in unrealized
appreciation/depreciation
  of investments              (14,225)      (3,422)     (13,053)      (2,789)      (17,618)
                           ----------------------------------------------------------------
Net increase (decrease)
  in net assets from
  operations                 $(14,368)     $(3,930)    $(14,293)     $(2,670)     $(20,314)
                           ================================================================

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                            SOCIALLY
                           RESPONSIBLE      BLUE
                             GROWTH         CHIP
                           SUBACCOUNT    SUBACCOUNT
                           -------------------------
Income:
  Dividends                  $     8    $   533,859
Expenses:
  Mortality and expense
    risk                        (209)      (298,655)
                           -------------------------
Net investment income
  (loss)                        (201)       235,204

Realized gain (loss) on
  investments:
  Realized gain (loss) on
    sale of fund shares       (1,184)       452,000
  Realized gain
    distributions                 --             --
                           -------------------------
Total realized gain
  (loss) on investments       (1,184)       452,000

Change in unrealized
appreciation/depreciation
  of investments              (6,593)    (8,061,435)
                           -------------------------
Net increase (decrease)
  in net assets from
  operations                 $(7,978)   $(7,374,231)
                           =========================

SEE ACCOMPANYING NOTES.

                           HIGH GRADE  STRATEGIC                  MONEY        VALUE
                              BOND       YIELD       MANAGED      MARKET      GROWTH
                           SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                           ------------------------------------------------------------
Income:
  Dividends                 $334,597    $643,581   $ 1,095,227   $ 14,480   $   510,131
Expenses:
  Mortality and expense
    risk                     (61,046)    (82,189)     (291,498)   (11,222)     (242,164)
                           ------------------------------------------------------------
Net investment income
  (loss)                     273,551     561,392       803,729      3,258       267,967

Realized gain (loss) on
  investments:
  Realized gain (loss) on
    sale of fund shares       12,340     (61,503)       64,693         --      (276,741)
  Realized gain
    distributions              6,495          --            --         --            --
                           ------------------------------------------------------------
Total realized gain
  (loss) on investments       18,835     (61,503)       64,693         --      (276,741)

Change in unrealized
appreciation/depreciation
  of investments             193,201     (93,965)   (1,764,625)        --    (3,233,400)
                           ------------------------------------------------------------
Net increase (decrease)
  in net assets from
  operations                $485,587    $405,924   $  (896,203)  $  3,258   $(3,242,174)
                           ============================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)


                           CONTRAFUND    GROWTH
                           SUBACCOUNT  SUBACCOUNT
                           -----------------------
Income:
  Dividends                $  42,364   $    18,453

Expenses:
  Mortality and expense
    risk                     (47,966)      (70,433)
                           -----------------------
Net investment income
  (loss)                      (5,602)      (51,980)

Realized gain (loss) on
  investments:
  Realized gain (loss) on
    sale of fund shares      (81,446)     (188,703)
  Realized gain
    distributions                 --            --
                           -----------------------
Total realized gain
  (loss) on investments      (81,446)     (188,703)

Change in unrealized
appreciation/depreciation
  of investments            (486,117)   (2,659,269)
                           -----------------------
Net increase (decrease)
  in net assets from
  operations               $(573,165)  $(2,899,952)
                           =======================

SEE ACCOMPANYING NOTES.

                            FIDELITY
                            GROWTH &      HIGH
                             INCOME      INCOME     INDEX 500     MID-CAP     OVERSEAS
                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                           ------------------------------------------------------------
Income:
  Dividends                $  37,457     $1,622    $    71,463    $    343   $  12,461

Expenses:
  Mortality and expense
    risk                     (25,837)      (245)       (51,472)     (1,155)    (14,939)
                           ------------------------------------------------------------
Net investment income
  (loss)                      11,620      1,377         19,991        (812)     (2,478)

Realized gain (loss) on
  investments:
  Realized gain (loss) on
    sale of fund shares      (57,148)      (536)       (77,430)        (82)   (117,386)
  Realized gain
    distributions                 --         --             --          --          --
                           ------------------------------------------------------------
Total realized gain
  (loss) on investments      (57,148)      (536)       (77,430)        (82)   (117,386)

Change in unrealized
appreciation/depreciation
  of investments            (503,141)     1,014     (1,443,417)    (15,004)   (269,574)
                           ------------------------------------------------------------
Net increase (decrease)
  in net assets from
  operations               $(548,669)    $1,855    $(1,500,856)   $(15,898)  $(389,438)
                           ============================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                        FRANKLIN
                                       SMALL CAP
                            FRANKLIN     VALUE
                           SMALL CAP   SECURITIES
                           SUBACCOUNT  SUBACCOUNT
                           ----------------------
Income:
  Dividends                 $    119    $   191
Expenses:
  Mortality and expense
    risk                        (452)      (476)
                           ----------------------
Net investment income
  (loss)                        (333)      (285)

Realized gain (loss) on
  investments:
  Realized gain (loss) on
    sale of fund shares       (2,072)       114
  Realized gain
    distributions                 --      1,336
                           ----------------------
Total realized gain
  (loss) on investments       (2,072)     1,450

Change in unrealized
appreciation/depreciation
  of investments             (11,932)    (7,755)
                           ----------------------
Net increase (decrease)
  in net assets from
  operations                $(14,337)   $(6,590)
                           ======================

SEE ACCOMPANYING NOTES.

                            FRANKLIN     MUTUAL    TEMPLETON
                              U.S.       SHARES      GROWTH     MID-CAP      SMALL
                           GOVERNMENT  SECURITIES  SECURITIES    VALUE      COMPANY
                           SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                           ----------------------------------------------------------
Income:
  Dividends                 $ 6,357     $    490    $   746      $   37     $     60
Expenses:
  Mortality and expense
    risk                     (1,161)        (560)      (303)       (853)        (311)
                           ----------------------------------------------------------
Net investment income
  (loss)                      5,196          (70)       443        (816)        (251)

Realized gain (loss) on
  investments:
  Realized gain (loss) on
    sale of fund shares        (121)        (124)      (533)        784         (280)
  Realized gain
    distributions                --        1,216        734         488           --
                           ----------------------------------------------------------
Total realized gain
  (loss) on investments        (121)       1,092        201       1,272         (280)

Change in unrealized
appreciation/depreciation
  of investments              5,397      (10,743)    (8,520)       (692)      (9,502)
                           ----------------------------------------------------------
Net increase (decrease)
  in net assets from
  operations                $10,472     $ (9,721)   $(7,876)     $ (236)    $(10,033)
                           ==========================================================

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                              S&P
                           MIDCAP 400  NASDAQ 100
                             INDEX       INDEX
                           SUBACCOUNT  SUBACCOUNT
                           ----------------------
Income:
  Dividends                 $    409    $     --
Expenses:
  Mortality and expense
    risk                      (1,093)       (948)
                           ----------------------
Net investment income
  (loss)                        (684)       (948)

Realized gain (loss) on
  investments:
  Realized gain (loss) on
    sale of fund shares         (374)     (3,284)
  Realized gain
    distributions                403          --
                           ----------------------
Total realized gain
  (loss) on investments           29      (3,284)

Change in unrealized
appreciation/depreciation
  of investments             (23,912)    (34,722)
                           ----------------------
Net increase (decrease)
  in net assets from
  operations                $(24,567)   $(38,954)
                           ======================

SEE ACCOMPANYING NOTES.

                           RUSSELL 2000                              NEW       PERSONAL
                            SMALL CAP      EQUITY      MID-CAP     AMERICA     STRATEGY   INTERNATIONAL
                              INDEX        INCOME      GROWTH       GROWTH     BALANCED       STOCK
                            SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                           ----------------------------------------------------------------------------
Income:
  Dividends                  $    123     $  3,981   $        --  $      --   $  90,943     $   9,478
Expenses:
  Mortality and expense
    risk                         (923)      (1,808)      (40,329)   (17,082)    (30,951)       (8,223)
                           ----------------------------------------------------------------------------
Net investment income
  (loss)                         (800)       2,173       (40,329)   (17,082)     59,992         1,255

Realized gain (loss) on
  investments:
  Realized gain (loss) on
    sale of fund shares          (212)     (11,315)        5,082    (66,554)    (40,881)      (40,773)
  Realized gain
    distributions                 682          127            --         --          --           948
                           ----------------------------------------------------------------------------
Total realized gain
  (loss) on investments           470      (11,188)        5,082    (66,554)    (40,881)      (39,825)

Change in unrealized
appreciation/depreciation
  of investments              (24,999)     (20,330)   (1,084,318)  (579,212)   (327,477)     (155,981)
                           ----------------------------------------------------------------------------
Net increase (decrease)
  in net assets from
  operations                 $(25,329)    $(29,345)  $(1,119,565) $(662,848)  $(308,366)    $(194,551)
                           ============================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS


                                   ULTRA SUBACCOUNT
                           --------------------------------
                                              PERIOD FROM
                                              OCTOBER 1,
                                              2001 (DATE
                                              OPERATIONS
                                              COMMENCED)
                             YEAR ENDED         THROUGH
                            DECEMBER 31,     DECEMBER 31,
                                2002             2001
                           --------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                    $   (296)         $   (16)
  Total realized gain
    (loss) on investments         (437)              28
  Change in unrealized
appreciation/depreciation
    of investments             (10,658)             608
                           --------------------------------
Net increase (decrease)
  in net assets from
  operations                   (11,391)             620

Contract transactions:
  Transfers of net
    premiums                    51,208            1,247
  Transfers of surrenders
    and death benefits            (248)              --
  Transfers of policy
    loans                         (881)             (69)
  Transfers of cost of
    insurance and other
    charges                    (12,399)            (379)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount         39,195           13,421
                           --------------------------------
Net increase in net
  assets from contract
  transactions                  76,875           14,220
                           --------------------------------
Total increase (decrease)
  in net assets                 65,484           14,840
Net assets at beginning
  of period                     14,840               --
                           --------------------------------
Net assets at end of
  period                      $ 80,324          $14,840
                           ================================

SEE ACCOMPANYING NOTES.


                                   VISTA SUBACCOUNT              APPRECIATION SUBACCOUNT         DISCIPLINED STOCK SUBACCOUNT
                           ----------------------------------------------------------------------------------------------------
                                              PERIOD FROM                       PERIOD FROM                       PERIOD FROM
                                              OCTOBER 1,                        OCTOBER 1,                        OCTOBER 1,
                                              2001 (DATE                        2001 (DATE                        2001 (DATE
                                              OPERATIONS                        OPERATIONS                        OPERATIONS
                                              COMMENCED)                        COMMENCED)                        COMMENCED)
                             YEAR ENDED         THROUGH        YEAR ENDED         THROUGH        YEAR ENDED         THROUGH
                            DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                2002             2001             2002             2001             2002             2001
                           ----------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                     $  (337)         $   (20)        $    606          $   154          $    66          $   14
  Total realized gain
    (loss) on investments         (230)             (10)            (749)              38             (574)              2
  Change in unrealized
appreciation/depreciation
    of investments              (8,817)             545          (14,225)             102           (3,422)            111
                           ----------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets from
  operations                    (9,384)             515          (14,368)             294           (3,930)            127

Contract transactions:
  Transfers of net
    premiums                    32,354            1,785           42,792            1,844           12,756             660
  Transfers of surrenders
    and death benefits             (83)              --             (296)              --              (10)             --
  Transfers of policy
    loans                           --              (70)            (857)              --              (94)             --
  Transfers of cost of
    insurance and other
    charges                     (9,609)            (332)         (10,280)            (218)          (4,824)           (125)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount         17,620           17,537           59,962           23,535           17,538           5,695
                           ----------------------------------------------------------------------------------------------------
Net increase in net
  assets from contract
  transactions                  40,282           18,920           91,321           25,161           25,366           6,230
                           ----------------------------------------------------------------------------------------------------
Total increase (decrease)
  in net assets                 30,898           19,435           76,953           25,455           21,436           6,357
Net assets at beginning
  of period                     19,435               --           25,455               --            6,357              --
                           ----------------------------------------------------------------------------------------------------
Net assets at end of
  period                       $50,333          $19,435         $102,408          $25,455          $27,793          $6,357
                           ====================================================================================================

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT

                             DREYFUS GROWTH & INCOME
                                    SUBACCOUNT
                           ----------------------------
                                           PERIOD FROM
                                           OCTOBER 1,
                                           2001 (DATE
                                           OPERATIONS
                                           COMMENCED)
                            YEAR ENDED       THROUGH
                           DECEMBER 31,   DECEMBER 31,
                               2002           2001
                           ----------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                   $     (52)     $       8
  Total realized gain
    (loss) on investments       (1,188)            51
  Change in unrealized
appreciation/depreciation
    of investments             (13,053)           140
                           ----------------------------
Net increase (decrease)
  in net assets from
  operations                   (14,293)           199

Contract transactions:
  Transfers of net
    premiums                    69,217          1,704
  Transfers of surrenders
    and death benefits          (1,102)          (363)
  Transfers of policy
    loans                       (1,670)            --
  Transfers of cost of
    insurance and other
    charges                    (17,231)          (518)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount         38,987         10,786
                           ----------------------------
Net increase in net
  assets from contract
  transactions                  88,201         11,609
                           ----------------------------
Total increase (decrease)
  in net assets                 73,908         11,808
Net assets at beginning
  of period                     11,808             --
                           ----------------------------
Net assets at end of
  period                     $  85,716      $  11,808
                           ============================

SEE ACCOMPANYING NOTES.

                                                                                           SOCIALLY RESPONSIBLE
                               INTERNATIONAL EQUITY           DREYFUS SMALL CAP                   GROWTH
                                    SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
                           ----------------------------------------------------------------------------------------
                                           PERIOD FROM                   PERIOD FROM                   PERIOD FROM
                                           OCTOBER 1,                    OCTOBER 1,                    OCTOBER 1,
                                           2001 (DATE                    2001 (DATE                    2001 (DATE
                                           OPERATIONS                    OPERATIONS                    OPERATIONS
                                           COMMENCED)                    COMMENCED)                    COMMENCED)
                            YEAR ENDED       THROUGH      YEAR ENDED       THROUGH      YEAR ENDED       THROUGH
                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                               2002           2001           2002           2001           2002           2001
                           ----------------------------------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                   $     507      $      22      $    (688)     $      11      $    (201)     $      (8)
  Total realized gain
    (loss) on investments         (388)            13         (2,008)           453         (1,184)             4
  Change in unrealized
appreciation/depreciation
    of investments              (2,789)           121        (17,618)           (18)        (6,593)           (47)
                           ----------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets from
  operations                    (2,670)           156        (20,314)           446         (7,978)           (51)

Contract transactions:
  Transfers of net
    premiums                    13,374            528         88,158            927         14,792            345
  Transfers of surrenders
    and death benefits            (180)          (352)        (6,346)            --           (524)            --
  Transfers of policy
    loans                       (1,275)            --           (257)            --           (377)            --
  Transfers of cost of
    insurance and other
    charges                     (5,268)          (150)       (19,956)          (308)        (6,563)          (192)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount         14,378          3,052         91,488         11,258         24,756         10,746
                           ----------------------------------------------------------------------------------------
Net increase in net
  assets from contract
  transactions                  21,029          3,078        153,087         11,877         32,084         10,899
                           ----------------------------------------------------------------------------------------
Total increase (decrease)
  in net assets                 18,359          3,234        132,773         12,323         24,106         10,848
Net assets at beginning
  of period                      3,234             --         12,323             --         10,848             --
                           ----------------------------------------------------------------------------------------
Net assets at end of
  period                     $  21,593      $   3,234      $ 145,096      $  12,323      $  34,954      $  10,848
                           ========================================================================================

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT

                                 BLUE CHIP SUBACCOUNT
                           --------------------------------
                                YEAR ENDED DECEMBER 31
                                2002             2001
                           --------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                   $   235,204      $   225,103
  Total realized gain
    (loss) on investments        452,000          683,216
  Change in unrealized
appreciation/depreciation
    of investments            (8,061,435)      (5,685,194)
                           --------------------------------
Net increase (decrease)
  in net assets from
  operations                  (7,374,231)      (4,776,875)

Contract transactions:
  Transfers of net
    premiums                   7,408,324        7,953,770
  Transfers of surrenders
    and death benefits        (1,045,870)      (1,154,793)
  Transfers of policy
    loans                       (529,314)        (754,464)
  Transfers of cost of
    insurance and other
    charges                   (3,529,195)      (3,738,346)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount         (570,783)         227,730
                           --------------------------------
Net increase in net
  assets from contract
  transactions                 1,733,162        2,533,897
                           --------------------------------
Total increase (decrease)
  in net assets               (5,641,069)      (2,242,978)
Net assets at beginning
  of period                   36,417,916       38,660,894
                           --------------------------------
Net assets at end of
  period                     $30,776,847      $36,417,916
                           ================================

SEE ACCOMPANYING NOTES.

                              HIGH GRADE BOND SUBACCOUNT        STRATEGIC YIELD SUBACCOUNT            MANAGED SUBACCOUNT
                           ----------------------------------------------------------------------------------------------------
                                YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                2002             2001             2002             2001             2002             2001
                           ----------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                   $  273,551       $  304,151       $  561,392       $  603,124       $   803,729      $ 1,064,157
  Total realized gain
    (loss) on investments        18,835            4,177          (61,503)         (30,167)           64,693           93,697
  Change in unrealized
appreciation/depreciation
    of investments              193,201          136,622          (93,965)          71,882        (1,764,625)         997,143
                           ----------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets from
  operations                    485,587          444,950          405,924          644,839          (896,203)       2,154,997

Contract transactions:
  Transfers of net
    premiums                  1,111,867          923,758        1,409,109        1,323,240         4,459,230        4,397,404
  Transfers of surrenders
    and death benefits         (242,661)        (153,624)        (295,203)        (253,287)         (987,144)      (1,110,534)
  Transfers of policy
    loans                       (50,383)         (88,506)        (114,106)        (110,739)         (408,653)        (463,192)
  Transfers of cost of
    insurance and other
    charges                    (655,018)        (532,463)        (881,119)        (781,640)       (3,026,001)      (2,837,083)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount         288,441          463,082           33,606          242,006            42,448          674,820
                           ----------------------------------------------------------------------------------------------------
Net increase in net
  assets from contract
  transactions                  452,246          612,247          152,287          419,580            79,880          661,415
                           ----------------------------------------------------------------------------------------------------
Total increase (decrease)
  in net assets                 937,833        1,057,197          558,211        1,064,419          (816,323)       2,816,412
Net assets at beginning
  of period                   6,325,650        5,268,453        8,864,112        7,799,693        32,828,635       30,012,223
                           ----------------------------------------------------------------------------------------------------
Net assets at end of
  period                     $7,263,483       $6,325,650       $9,422,323       $8,864,112       $32,012,312      $32,828,635
                           ====================================================================================================

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT

                                     MONEY MARKET
                                      SUBACCOUNT
                           --------------------------------
                                YEAR ENDED DECEMBER 31
                                2002             2001
                           --------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                   $    3,258       $   25,221
  Total realized gain
    (loss) on investments            --               --
  Change in unrealized
appreciation/depreciation
    of investments                   --               --
                           --------------------------------
Net increase (decrease)
  in net assets from
  operations                      3,258           25,221

Contract transactions:
  Transfers of net
    premiums                    459,317          362,533
  Transfers of surrenders
    and death benefits          (27,025)         (14,482)
  Transfers of policy
    loans                       (69,207)          (9,462)
  Transfers of cost of
    insurance and other
    charges                    (174,055)        (148,358)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount         (90,450)          36,670
                           --------------------------------
Net increase in net
  assets from contract
  transactions                   98,580          226,901
                           --------------------------------
Total increase (decrease)
  in net assets                 101,838          252,122
Net assets at beginning
  of period                   1,118,209          866,087
                           --------------------------------
Net assets at end of
  period                     $1,220,047       $1,118,209
                           ================================

SEE ACCOMPANYING NOTES.

                                     VALUE GROWTH                       CONTRAFUND                          GROWTH
                                      SUBACCOUNT                        SUBACCOUNT                        SUBACCOUNT
                           ----------------------------------------------------------------------------------------------------
                                YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                2002             2001             2002             2001             2002             2001
                           ----------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                   $   267,967      $   309,467      $   (5,602)      $   (8,205)      $   (51,980)     $   (66,387)
  Total realized gain
    (loss) on investments       (276,741)        (182,938)        (81,446)          81,898          (188,703)         470,835
  Change in unrealized
appreciation/depreciation
    of investments            (3,233,400)       1,452,690        (486,117)        (703,682)       (2,659,269)      (1,982,101)
                           ----------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets from
  operations                  (3,242,174)       1,579,219        (573,165)        (629,989)       (2,899,952)      (1,577,653)

Contract transactions:
  Transfers of net
    premiums                   4,586,553        4,809,197       1,749,504        1,820,282         3,157,659        3,395,599
  Transfers of surrenders
    and death benefits          (837,216)        (870,169)       (214,329)        (174,959)         (279,518)        (233,163)
  Transfers of policy
    loans                       (339,773)        (491,273)       (111,092)        (109,615)         (121,386)        (172,140)
  Transfers of cost of
    insurance and other
    charges                   (2,677,745)      (2,625,449)       (738,363)        (726,138)       (1,140,925)      (1,244,633)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount         (165,232)         345,241         (69,125)         378,107           (67,039)         530,280
                           ----------------------------------------------------------------------------------------------------
Net increase in net
  assets from contract
  transactions                   566,587        1,167,547         616,595        1,187,677         1,548,791        2,275,943
                           ----------------------------------------------------------------------------------------------------
Total increase (decrease)
  in net assets               (2,675,587)       2,746,766          43,430          557,688        (1,351,161)         698,290
Net assets at beginning
  of period                   28,486,188       25,739,422       5,237,887        4,680,199         8,685,827        7,987,537
                           ----------------------------------------------------------------------------------------------------
Net assets at end of
  period                     $25,810,601      $28,486,188      $5,281,317       $5,237,887       $ 7,334,666      $ 8,685,827
                           ====================================================================================================

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT

                                   FIDELITY GROWTH
                                       & INCOME
                                      SUBACCOUNT
                           --------------------------------
                                YEAR ENDED DECEMBER 31
                                2002             2001
                           --------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                   $   11,620       $    8,723
  Total realized gain
    (loss) on investments       (57,148)          67,337
  Change in unrealized
appreciation/depreciation
    of investments             (503,141)        (337,555)
                           --------------------------------
Net increase (decrease)
  in net assets from
  operations                   (548,669)        (261,495)

Contract transactions:
  Transfers of net
    premiums                    920,920        1,018,092
  Transfers of surrenders
    and death benefits         (124,730)         (82,699)
  Transfers of policy
    loans                       (51,276)         (69,045)
  Transfers of cost of
    insurance and other
    charges                    (401,369)        (411,977)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount          30,237          233,258
                           --------------------------------
Net increase in net
  assets from contract
  transactions                  373,782          687,629
                           --------------------------------
Total increase (decrease)
  in net assets                (174,887)         426,134
Net assets at beginning
  of period                   3,019,964        2,593,830
                           --------------------------------
Net assets at end of
  period                     $2,845,077       $3,019,964
                           ================================

SEE ACCOMPANYING NOTES.

                                     HIGH INCOME                        INDEX 500                          MID-CAP
                                      SUBACCOUNT                        SUBACCOUNT                        SUBACCOUNT
                           ----------------------------------------------------------------------------------------------------
                                              PERIOD FROM                                                         PERIOD FROM
                                              OCTOBER 1,                                                          OCTOBER 1,
                                              2001 (DATE                                                          2001 (DATE
                                              OPERATIONS                                                          OPERATIONS
                                              COMMENCED)                                                          COMMENCED)
                             YEAR ENDED         THROUGH                                          YEAR ENDED         THROUGH
                            DECEMBER 31,     DECEMBER 31,         YEAR ENDED DECEMBER 31        DECEMBER 31,     DECEMBER 31,
                                2002             2001             2002             2001             2002             2001
                           ----------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                    $  1,377          $   (7)        $    19,991      $    8,639        $   (812)         $   (18)
  Total realized gain
    (loss) on investments         (536)              2             (77,430)        (24,678)            (82)              15
  Change in unrealized
appreciation/depreciation
    of investments               1,014              57          (1,443,417)       (735,899)        (15,004)             848
                           ----------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets from
  operations                     1,855              52          (1,500,856)       (751,938)        (15,898)             845

Contract transactions:
  Transfers of net
    premiums                    28,861             327           2,033,502       2,055,423         122,414            2,332
  Transfers of surrenders
    and death benefits          (1,081)             --            (313,906)       (178,370)         (1,620)              --
  Transfers of policy
    loans                         (600)             --            (101,118)       (122,437)         (2,205)              --
  Transfers of cost of
    insurance and other
    charges                    (10,178)           (255)           (811,328)       (824,197)        (38,893)            (733)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount         23,206           5,954              99,831         493,501         137,842           22,136
                           ----------------------------------------------------------------------------------------------------
Net increase in net
  assets from contract
  transactions                  40,208           6,026             906,981       1,423,920         217,538           23,735
                           ----------------------------------------------------------------------------------------------------
Total increase (decrease)
  in net assets                 42,063           6,078            (593,875)        671,982         201,640           24,580
Net assets at beginning
  of period                      6,078              --           6,120,685       5,448,703          24,580               --
                           ----------------------------------------------------------------------------------------------------
Net assets at end of
  period                      $ 48,141          $6,078         $ 5,526,810      $6,120,685        $226,220          $24,580
                           ====================================================================================================

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT


                                 OVERSEAS SUBACCOUNT
                           --------------------------------
                                YEAR ENDED DECEMBER 31
                                2002             2001
                           --------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                   $   (2,478)      $   62,398
  Total realized gain
    (loss) on investments      (117,386)          98,096
  Change in unrealized
appreciation/depreciation
    of investments             (269,574)        (562,152)
                           --------------------------------
Net increase (decrease)
  in net assets from
  operations                   (389,438)        (401,658)

Contract transactions:
  Transfers of net
    premiums                    622,903          700,196
  Transfers of surrenders
    and death benefits          (70,685)         (47,363)
  Transfers of policy
    loans                       (27,230)         (20,806)
  Transfers of cost of
    insurance and other
    charges                    (223,500)        (248,717)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount         (42,031)         106,549
                           --------------------------------
Net increase in net
  assets from contract
  transactions                  259,457          489,859
                           --------------------------------
Total increase (decrease)
  in net assets                (129,981)          88,201
Net assets at beginning
  of period                   1,692,315        1,604,114
                           --------------------------------
Net assets at end of
  period                     $1,562,334       $1,692,315
                           ================================

SEE ACCOMPANYING NOTES.

                                                                         FRANKLIN
                                       FRANKLIN                         SMALL CAP                       FRANKLIN U.S.
                                      SMALL CAP                      VALUE SECURITIES                     GOVERNMENT
                                      SUBACCOUNT                        SUBACCOUNT                        SUBACCOUNT
                           ----------------------------------------------------------------------------------------------------
                                              PERIOD FROM                       PERIOD FROM                       PERIOD FROM
                                              OCTOBER 1,                        OCTOBER 1,                        OCTOBER 1,
                                              2001 (DATE                        2001 (DATE                        2001 (DATE
                                              OPERATIONS                        OPERATIONS                        OPERATIONS
                                              COMMENCED)                        COMMENCED)                        COMMENCED)
                             YEAR ENDED         THROUGH        YEAR ENDED         THROUGH        YEAR ENDED         THROUGH
                            DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                2002             2001             2002             2001             2002             2001
                           ----------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                    $   (333)         $   (18)        $   (285)         $   (6)         $  5,196          $   (29)
  Total realized gain
    (loss) on investments       (2,072)               6            1,450              19              (121)             (25)
  Change in unrealized
appreciation/depreciation
    of investments             (11,932)           1,061           (7,755)            444             5,397             (143)
                           ----------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets from
  operations                   (14,337)           1,049           (6,590)            457            10,472             (197)

Contract transactions:
  Transfers of net
    premiums                    46,288            1,059           43,616             818            72,224            3,260
  Transfers of surrenders
    and death benefits          (4,930)              --           (4,361)             --            (4,324)              --
  Transfers of policy
    loans                         (257)              --             (517)             --                --               --
  Transfers of cost of
    insurance and other
    charges                    (14,740)            (513)         (14,285)           (263)          (24,852)            (562)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount         46,326           19,806           59,140           6,777           157,935           27,025
                           ----------------------------------------------------------------------------------------------------
Net increase in net
  assets from contract
  transactions                  72,687           20,352           83,593           7,332           200,983           29,723
                           ----------------------------------------------------------------------------------------------------
Total increase (decrease)
  in net assets                 58,350           21,401           77,003           7,789           211,455           29,526
Net assets at beginning
  of period                     21,401               --            7,789              --            29,526               --
                           ----------------------------------------------------------------------------------------------------
Net assets at end of
  period                      $ 79,751          $21,401         $ 84,792          $7,789          $240,981          $29,526
                           ====================================================================================================

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT

                               MUTUAL SHARES SECURITIES
                                      SUBACCOUNT
                           --------------------------------
                                              PERIOD FROM
                                              OCTOBER 1,
                                              2001 (DATE
                                              OPERATIONS
                                              COMMENCED)
                             YEAR ENDED         THROUGH
                            DECEMBER 31,     DECEMBER 31,
                                2002             2001
                           --------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                    $    (70)         $   (10)
  Total realized gain
    (loss) on investments        1,092                3
  Change in unrealized
appreciation/depreciation
    of investments             (10,743)             365
                           --------------------------------
Net increase (decrease)
  in net assets from
  operations                    (9,721)             358

Contract transactions:
  Transfers of net
    premiums                    49,806              680
  Transfers of surrenders
    and death benefits             (40)              --
  Transfers of policy
    loans                       (2,550)              --
  Transfers of cost of
    insurance and other
    charges                    (14,457)            (226)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount         62,582           12,521
                           --------------------------------
Net increase in net
  assets from contract
  transactions                  95,341           12,975
                           --------------------------------
Total increase (decrease)
  in net assets                 85,620           13,333
Net assets at beginning
  of period                     13,333               --
                           --------------------------------
Net assets at end of
  period                      $ 98,953          $13,333
                           ================================

                                      TEMPLETON
                                  GROWTH SECURITIES                   MID-CAP VALUE                     SMALL COMPANY
                                      SUBACCOUNT                        SUBACCOUNT                        SUBACCOUNT
                           ----------------------------------------------------------------------------------------------------
                                              PERIOD FROM                       PERIOD FROM                       PERIOD FROM
                                              OCTOBER 1,                        OCTOBER 1,                        OCTOBER 1,
                                              2001 (DATE                        2001 (DATE                        2001 (DATE
                                              OPERATIONS                        OPERATIONS                        OPERATIONS
                                              COMMENCED)                        COMMENCED)                        COMMENCED)
                             YEAR ENDED         THROUGH        YEAR ENDED         THROUGH        YEAR ENDED         THROUGH
                            DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                2002             2001             2002             2001             2002             2001
                           ----------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                     $   443          $   (9)         $   (816)         $   (21)        $   (251)         $   (8)
  Total realized gain
    (loss) on investments          201               5             1,272                2             (280)              6
  Change in unrealized
appreciation/depreciation
    of investments              (8,520)            278              (692)           1,186           (9,502)            628
                           ----------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets from
  operations                    (7,876)            274              (236)           1,167          (10,033)            626

Contract transactions:
  Transfers of net
    premiums                    27,104             844            78,461            1,391           39,054           1,211
  Transfers of surrenders
    and death benefits          (3,556)             --              (192)              --           (1,022)             --
  Transfers of policy
    loans                         (198)             --            (1,575)             (70)             (69)             --
  Transfers of cost of
    insurance and other
    charges                     (8,166)           (212)          (24,820)            (542)         (11,423)           (354)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount         31,204           8,975            77,714           21,333           29,982           7,090
                           ----------------------------------------------------------------------------------------------------
Net increase in net
  assets from contract
  transactions                  46,388           9,607           129,588           22,112           56,522           7,947
                           ----------------------------------------------------------------------------------------------------
Total increase (decrease)
  in net assets                 38,512           9,881           129,352           23,279           46,489           8,573
Net assets at beginning
  of period                      9,881              --            23,279               --            8,573              --
                           ----------------------------------------------------------------------------------------------------
Net assets at end of
  period                       $48,393          $9,881          $152,631          $23,279         $ 55,062          $8,573
                           ====================================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT

                                     S&P MID-CAP
                                      400 INDEX
                                      SUBACCOUNT
                           --------------------------------
                                              PERIOD FROM
                                              OCTOBER 1,
                                              2001 (DATE
                                              OPERATIONS
                                              COMMENCED)
                             YEAR ENDED         THROUGH
                            DECEMBER 31,     DECEMBER 31,
                                2002             2001
                           --------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                    $   (684)         $   (14)
  Total realized gain
    (loss) on investments           29                4
  Change in unrealized
appreciation/depreciation
    of investments             (23,912)             737
                           --------------------------------
Net increase (decrease)
  in net assets from
  operations                   (24,567)             727

Contract transactions:
  Transfers of net
    premiums                   115,594            1,722
  Transfers of surrenders
    and death benefits            (724)              --
  Transfers of policy
    loans                       (1,858)             (69)
  Transfers of cost of
    insurance and other
    charges                    (35,103)            (478)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount        132,897           15,419
                           --------------------------------
Net increase in net
  assets from contract
  transactions                 210,806           16,594
                           --------------------------------
Total increase (decrease)
  in net assets                186,239           17,321
Net assets at beginning
  of period                     17,321               --
                           --------------------------------
Net assets at end of
  period                      $203,560          $17,321
                           ================================

                                                                       RUSSELL 2000
                                   NASDAQ 100 INDEX                  SMALL CAP INDEX                    EQUITY INCOME
                                      SUBACCOUNT                        SUBACCOUNT                        SUBACCOUNT
                           ----------------------------------------------------------------------------------------------------
                                              PERIOD FROM                       PERIOD FROM                       PERIOD FROM
                                              OCTOBER 1,                        OCTOBER 1,                        OCTOBER 1,
                                              2001 (DATE                        2001 (DATE                        2001 (DATE
                                              OPERATIONS                        OPERATIONS                        OPERATIONS
                                              COMMENCED)                        COMMENCED)                        COMMENCED)
                             YEAR ENDED         THROUGH        YEAR ENDED         THROUGH        YEAR ENDED         THROUGH
                            DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                2002             2001             2002             2001             2002             2001
                           ----------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                    $   (948)         $   (28)        $   (800)         $    22         $  2,173          $   122
  Total realized gain
    (loss) on investments       (3,284)              19              470               13          (11,188)             866
  Change in unrealized
appreciation/depreciation
    of investments             (34,722)             500          (24,999)           2,255          (20,330)             453
                           ----------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets from
  operations                   (38,954)             491          (25,329)           2,290          (29,345)           1,441

Contract transactions:
  Transfers of net
    premiums                   105,159            4,256           76,044            2,754          127,135            2,214
  Transfers of surrenders
    and death benefits          (1,179)              --           (1,262)              --           (5,455)              --
  Transfers of policy
    loans                       (4,012)             (69)          (2,706)             (69)          (1,228)              --
  Transfers of cost of
    insurance and other
    charges                    (36,703)            (834)         (22,948)            (573)         (38,015)            (738)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount        111,954           30,682          112,252           18,190          187,110           61,640
                           ----------------------------------------------------------------------------------------------------
Net increase in net
  assets from contract
  transactions                 175,219           34,035          161,380           20,302          269,547           63,116
                           ----------------------------------------------------------------------------------------------------
Total increase (decrease)
  in net assets                136,265           34,526          136,051           22,592          240,202           64,557
Net assets at beginning
  of period                     34,526               --           22,592               --           64,557               --
                           ----------------------------------------------------------------------------------------------------
Net assets at end of
  period                      $170,791          $34,526         $158,643          $22,592         $304,759          $64,557
                           ====================================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT

                                    MID CAP GROWTH
                                      SUBACCOUNT
                           --------------------------------
                                YEAR ENDED DECEMBER 31
                                2002             2001
                           --------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                   $   (40,329)     $  (37,000)
  Total realized gain
    (loss) on investments          5,082           6,554
  Change in unrealized
appreciation/depreciation
    of investments            (1,084,318)         15,229
                           --------------------------------
Net increase (decrease)
  in net assets from
  operations                  (1,119,565)        (15,217)

Contract transactions:
  Transfers of net
    premiums                   1,393,602       1,466,564
  Transfers of surrenders
    and death benefits          (150,045)        (97,901)
  Transfers of policy
    loans                        (69,744)        (53,406)
  Transfers of cost of
    insurance and other
    charges                     (609,513)       (615,148)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount            4,097         560,495
                           --------------------------------
Net increase in net
  assets from contract
  transactions                   568,397       1,260,604
                           --------------------------------
Total increase (decrease)
  in net assets                 (551,168)      1,245,387
Net assets at beginning
  of period                    4,840,763       3,595,376
                           --------------------------------
Net assets at end of
  period                     $ 4,289,595      $4,840,763
                           ================================

                                                                    PERSONAL STRATEGY
                                  NEW AMERICA GROWTH                     BALANCED                    INTERNATIONAL STOCK
                                      SUBACCOUNT                        SUBACCOUNT                        SUBACCOUNT
                           ----------------------------------------------------------------------------------------------------
                                YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                2002             2001             2002             2001             2002             2001
                           ----------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                   $  (17,082)      $  (16,893)      $   59,992       $   58,702        $  1,255         $  11,502
  Total realized gain
    (loss) on investments       (66,554)          14,590          (40,881)         (10,197)        (39,825)           (7,740)
  Change in unrealized
appreciation/depreciation
    of investments             (579,212)        (229,484)        (327,477)        (126,849)       (155,981)         (228,301)
                           ----------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets from
  operations                   (662,848)        (231,787)        (308,366)         (78,344)       (194,551)         (224,539)

Contract transactions:
  Transfers of net
    premiums                    769,498          780,285        1,086,040          987,062         365,379           381,504
  Transfers of surrenders
    and death benefits          (89,780)         (45,977)        (181,296)         (38,457)        (36,443)          (17,156)
  Transfers of policy
    loans                       (53,362)         (41,265)         (32,669)         (53,859)        (19,940)          (17,109)
  Transfers of cost of
    insurance and other
    charges                    (270,981)        (281,004)        (461,173)        (402,630)       (124,755)         (131,184)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount          34,740          158,127          193,315          408,748         (22,873)           52,846
                           ----------------------------------------------------------------------------------------------------
Net increase in net
  assets from contract
  transactions                  390,115          570,166          604,217          900,864         161,368           268,901
                           ----------------------------------------------------------------------------------------------------
Total increase (decrease)
  in net assets                (272,733)         338,379          295,851          822,520         (33,183)           44,362
Net assets at beginning
  of period                   2,129,548        1,791,169        3,310,146        2,487,626         922,416           878,054
                           ----------------------------------------------------------------------------------------------------
Net assets at end of
  period                     $1,856,815       $2,129,548       $3,605,997       $3,310,146        $889,233         $ 922,416
                           ====================================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for individual flexible premium variable universal life contracts issued by the Company.

At the direction of eligible contract owners, the Account invests in thirty-six investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

SUBACCOUNT                                 INVESTS EXCLUSIVELY IN SHARES OF
--------------------------------------------------------------------------------------------------
                                           American Century Variable Portfolios, Inc.:
Ultra(1)                                     VP Ultra-Registered Trademark- Fund
Vista(1)                                     VP Vista-SM- Fund
                                           Dreyfus Variable Investment Fund:
Appreciation(1)                              Appreciation Portfolio
Disciplined Stock(1)                         Disciplined Stock Portfolio
Dreyfus Growth & Income(1)                   Growth and Income Portfolio
International Equity(1)                      International Equity Portfolio
Dreyfus Small Cap(1)                         Small Cap Portfolio
Socially Responsible Growth(1)               The Dreyfus Socially Responsible Growth Fund, Inc.
                                           EquiTrust Variable Insurance Series Fund:
Blue Chip                                    Blue Chip Portfolio
High Grade Bond                              High Grade Bond Portfolio
Strategic Yield(2)                           Strategic Yield Portfolio
Managed                                      Managed Portfolio
Money Market                                 Money Market Portfolio
Value Growth                                 Value Growth Portfolio
                                           Fidelity Variable Insurance Products Fund, Initial
                                           Class:
Contrafund                                   Contrafund-Registered Trademark- Portfolio
Growth                                       Growth Portfolio
Fidelity Growth & Income                     Growth & Income Portfolio
High Income(1)                               High Income Portfolio
Index 500                                    Index 500 Portfolio
Mid-Cap(1)                                   Mid Cap Portfolio
Overseas                                     Overseas Portfolio
                                           Franklin Templeton Variable Insurance Products Trust,
                                           Class 2 Shares:
Franklin Small Cap(1)                        Franklin Small Cap Fund
Franklin Small Cap Value
Securities(1),(3)                            Franklin Small Cap Value Securities Fund
Franklin U.S. Government(1)                  Franklin U.S. Government Fund
Mutual Shares Securities(1)                  Mutual Shares Securities Fund
Templeton Growth Securities(1)               Templeton Growth Securities Fund
                                           J.P. Morgan Series Trust II:
Mid-Cap Value(1)                             J.P. Morgan Mid Cap Value Portfolio
Small Company(1)                             J.P. Morgan Small Company Portfolio

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

--------------------------------------------------------------------------------------------------
SUBACCOUNT                                 INVESTS EXCLUSIVELY IN SHARES OF
                                           Summit Mutual Funds, Inc. -- Pinnacle Series:
S&P MidCap 400 Index(1)                      S&P MidCap 400 Index Portfolio
Nasdaq 100 Index(1)                          Nasdaq -- 100 Index Portfolio
Russell 2000 Small Cap Index(1)              Russell 2000 Small Cap Index Portfolio
                                           T. Rowe Price Equity Series Inc.:
Equity Income(1)                             Equity Income Portfolio
Mid-Cap Growth                               Mid-Cap Growth Portfolio
New America Growth                           New America Growth Portfolio
Personal Strategy Balanced                   Personal Strategy Balanced Portfolio
                                           T. Rowe Price International Series, Inc.:
International Stock                          International Stock Portfolio

(1) Commenced operations on October 1, 2001.

(2) Formerly High Yield Bond.

(3) Formerly Franklin Value Securities.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable universal life insurance contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

INVESTMENTS

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2.  EXPENSE CHARGES AND RELATED PARTY TRANSACTIONS

PAID TO THE COMPANY

The Account pays the Company certain amounts relating to the distribution and administration of the contracts funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company (certain of these charges were changed effective September 1, 2002). The following summarizes those amounts.

MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with contracts issued.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  EXPENSE CHARGES AND RELATED PARTY TRANSACTIONS (CONTINUED)
PREMIUM EXPENSE CHARGE: Premiums paid by the contractholders are reduced by a 7% sales charge up to target premium and 2% excess of target (used to compensate the Company for expenses incurred in connection with the distribution of the policies). Prior to September 1, 2002, premiums paid by contractholders were reduced by 7%.

COST OF INSURANCE: The Company assumes the responsibility for providing insurance benefits included in the contract. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. Also, the cost of insurance includes a flat monthly administration charge of $5.00 effective September 1, 2002 ($3.00 prior to September 1, 2002) and a first year monthly charge based on age and amount of insurance inforce. The aggregate cost of insurance can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.

OTHER CHARGES: A transfer charge of $10 effective September 1, 2002 ($25 prior to September 1, 2002) will be imposed for the second and each subsequent transfer between subaccounts in any one contract year. A surrender charge equal to the lesser of $25 or 2.0% of the amount surrendered will be imposed in the event of a partial or full contract surrender or lapse.

PAID TO AFFILIATES

Management fees are paid indirectly to EquiTrust Investment Management
Services, Inc., an affiliate of the Company, in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio's average daily net assets as follows: Blue Chip Portfolio -- 0.20%, High Grade Bond Portfolio -- 0.30%, Strategic Yield Portfolio -- 0.45%, Managed Portfolio -- 0.45%, Money Market Portfolio -- 0.25%, and Value Growth Portfolio -- 0.45%.

3.  FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2002:

                                                               COST OF      PROCEEDS
SUBACCOUNT                                                    PURCHASES    FROM SALES
-------------------------------------------------------------------------------------
Ultra                                                         $   87,978   $   11,399
Vista                                                             42,766        2,821
Appreciation                                                     100,840        8,913
Disciplined Stock                                                 28,468        3,036
Dreyfus Growth & Income                                           93,513        5,364
International Equity                                              25,602        4,066
Dreyfus Small Cap                                                171,929       19,530
Socially Responsible Growth                                       35,734        3,851
Blue Chip                                                      3,296,651    1,328,285
High Grade Bond                                                1,071,530      339,238
Strategic Yield                                                1,217,650      503,971
Managed                                                        2,298,208    1,414,599
Money Market                                                     518,532      416,694
Value Growth                                                   1,809,397      974,843
Contrafund                                                       869,752      258,759
Growth                                                         1,777,212      280,401
Fidelity Growth & Income                                         529,693      144,291
High Income                                                       46,110        4,525
Index 500                                                      1,164,323      237,351
Mid-Cap                                                          232,265       15,539
Overseas                                                         376,085      119,106
Franklin Small Cap                                                81,757        9,403
Franklin Small Cap Value Securities                               98,500       13,856
Franklin U.S. Government                                         239,579       33,400
Mutual Shares Securities                                         102,464        5,977
Templeton Growth Securities                                       59,959       12,394
Mid-Cap Value                                                    137,072        7,812
Small Company                                                     59,464        3,193
S&P MidCap 400 Index                                             226,428       15,903
Nasdaq 100 Index                                                 183,316        9,045
Russell 2000 Small Cap Index                                     177,515       16,253
Equity Income                                                    341,052       69,205
Mid-Cap Growth                                                   717,758      189,690
New America Growth                                               474,016      100,983
Personal Strategy Balanced                                       918,358      254,149
International Stock                                              234,097       70,526

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows for the periods ended December 31, 2002 and 2001:

                                                                         PERIOD ENDED DECEMBER 31
                                                   ---------------------------------------------------------------------
                                                                 2002                                2001
                                                   ---------------------------------   ---------------------------------
                                                                              NET                                 NET
SUBACCOUNT                                         PURCHASED    REDEEMED    INCREASE   PURCHASED    REDEEMED    INCREASE
------------------------------------------------------------------------------------   ---------------------------------
Ultra                                                  9,100       1,064       8,036       1,432         107       1,325
Vista                                                  4,599         273       4,326       2,072         153       1,919
Appreciation                                          10,286         869       9,417       2,498          67       2,431
Disciplined Stock                                      3,137         333       2,804         599           3         596
Dreyfus Growth & Income                               10,275         573       9,702       1,245         144       1,101
International Equity                                   2,556         420       2,136         345          41         304
Dreyfus Small Cap                                     17,217       1,905      15,312       1,120           2       1,118
Socially Responsible Growth                            4,218         462       3,756       1,056           9       1,047
Blue Chip                                             79,262      29,499      49,763      77,861      16,073      61,788
High Grade Bond                                       30,064      11,405      18,659      34,352       7,486      26,866
Strategic Yield                                       21,225      15,546       5,679      27,804      11,980      15,824
Managed                                               41,315      39,157       2,158      55,427      32,609      22,818
Money Market                                          32,329      25,994       6,335      60,255      45,521      14,734
Value Growth                                          68,571      39,349      29,222      91,419      32,252      59,167
Contrafund                                            93,649      23,856      69,793     136,992       9,775     127,217
Growth                                               242,053      29,272     212,781     260,082      17,833     242,249
Fidelity Growth & Income                              62,955      14,809      48,146      89,887      13,117      76,770
High Income                                            4,367         421       3,946         593           7         586
Index 500                                            148,256      24,472     123,784     174,459      12,757     161,702
Mid-Cap                                               23,156       1,429      21,727       2,367          36       2,331
Overseas                                              48,076      13,440      34,636      57,716       4,382      53,334
Franklin Small Cap                                     9,296       1,072       8,224       1,933           8       1,925
Franklin Small Cap Value Securities                    8,144       1,107       7,037         706          72         634
Franklin U.S. Government                              22,415       3,075      19,340       3,824         849       2,975
Mutual Shares Securities                              10,092         546       9,546       1,286          12       1,274
Templeton Growth Securities                            5,681       1,153       4,528         899           5         894
Mid-Cap Value                                         12,851         650      12,201       2,203           9       2,194
Small Company                                          5,948         317       5,631         857          82         775
S&P MidCap 400 Index                                  21,446       1,408      20,038       1,635          91       1,544
Nasdaq 100 Index                                      18,566         891      17,675       2,533           3       2,530
Russell 2000 Small Cap Index                          17,475       1,542      15,933       2,013          15       1,998
Equity Income                                         35,562       7,631      27,931       7,446       1,216       6,230
Mid-Cap Growth                                        67,544      14,068      53,476     111,048       4,155     106,893
New America Growth                                    70,842      12,442      58,400      72,709       4,597      68,112
Personal Strategy Balanced                            83,738      22,545      61,193      93,674       6,710      86,964
International Stock                                   31,152       8,942      22,210      33,804       2,770      31,034

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  UNIT VALUES

The following summarizes units outstanding, unit values, and net assets at December 31, 2002 and 2001, and investment income ratios, ratios of expenses to average net assets, and total return ratios for the periods then ended:

                                            AS OF DECEMBER 31                          RATIO OF
                                   -----------------------------------   INVESTMENT   EXPENSES TO
                                                  UNIT                     INCOME     AVERAGE NET     TOTAL
SUBACCOUNT                           UNITS      VALUE(4)   NET ASSETS     RATIO(1)     ASSETS(2)    RETURN(3)
-------------------------------------------------------------------------------------------------------------
Ultra:
  2002                                  9,361    $ 8.58    $    80,324      0.31%         0.90%      (23.39)%
  2001(4)                               1,325     11.20         14,840        --          0.90        12.00
Vista:
  2002                                  6,245      8.06         50,333        --          0.90       (20.51)
  2001(4)                               1,919     10.13         19,435        --          0.90         1.30
Appreciation:
  2002                                 11,848      8.64        102,408      1.73          0.90       (17.48)
  2001(4)                               2,431     10.47         25,455      1.47          0.90         4.70
Disciplined Stock:
  2002                                  3,400      8.17         27,793      1.28          0.90       (23.36)
  2001(4)                                 596     10.66          6,357      0.70          0.90         6.60
Dreyfus Growth & Income:
  2002                                 10,803      7.93         85,716      0.79          0.90       (26.03)
  2001(4)                               1,101     10.72         11,808      0.34          0.90         7.20
International Equity:
  2002                                  2,441      8.85         21,593      4.72          0.90       (16.67)
  2001(4)                                 304     10.62          3,234      1.07          0.90         6.20
Dreyfus Small Cap:
  2002                                 16,430      8.83        145,096      0.04          0.90       (19.87)
  2001(4)                               1,118     11.02         12,323      0.46          0.90        10.20
Socially Responsible Growth:
  2002                                  4,803      7.28         34,954      0.03          0.90       (29.73)
  2001(4)                               1,047     10.36         10,848        --          0.90         3.60
Blue Chip:
  2002                                975,986     31.53     30,776,847      1.60          0.90       (19.81)
  2001                                926,223     39.32     36,417,916      1.51          0.90       (12.08)
High Grade Bond:
  2002                                288,811     25.15      7,263,483      4.92          0.90         7.39
  2001                                270,152     23.42      6,325,650      6.09          0.90         8.13
Strategic Yield:
  2002                                339,082     27.79      9,422,323      7.01          0.90         4.51
  2001                                333,403     26.59      8,864,112      7.91          0.90         8.27
Managed:
  2002                              1,121,164     28.55     32,012,312      3.37          0.90        (2.69)
  2001                              1,119,006     29.34     32,828,635      4.21          0.90         7.16
Money Market:
  2002                                 78,146     15.61      1,220,047      1.16          0.90         0.26
  2001                                 71,811     15.57      1,118,209      3.36          0.90         2.64
Value Growth:
  2002                              1,439,052     17.94     25,810,601      1.89          0.90       (11.23)
  2001                              1,409,830     20.21     28,486,188      2.04          0.90         6.03

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  UNIT VALUES (CONTINUED)

-------------------------------------------------------------------------------------------------------------
                                            AS OF DECEMBER 31                          RATIO OF
                                   -----------------------------------   INVESTMENT   EXPENSES TO
                                                  UNIT                     INCOME     AVERAGE NET     TOTAL
SUBACCOUNT                           UNITS      VALUE(4)   NET ASSETS     RATIO(1)     ASSETS(2)    RETURN(3)
Contrafund:
  2002                                640,459    $ 8.25    $ 5,281,317      0.79%         0.90%      (10.13)%
  2001                                570,666      9.18      5,237,887      0.73          0.90       (12.99)
Growth:
  2002                              1,183,501      6.20      7,334,666      0.23          0.90       (30.73)
  2001                                970,720      8.95      8,685,827      0.07          0.90       (18.34)
Fidelity Growth & Income:
  2002                                391,970      7.26      2,845,077      1.30          0.90       (17.31)
  2001                                343,824      8.78      3,019,964      1.22          0.90        (9.58)
High Income:
  2002                                  4,532     10.62         48,141      5.91          0.90         2.31
  2001(4)                                 586     10.38          6,078        --          0.90         3.80
Index 500:
  2002                                843,832      6.55      5,526,810      1.24          0.90       (22.94)
  2001                                720,048      8.50      6,120,685      1.05          0.90       (12.91)
Mid-Cap:
  2002                                 24,058      9.40        226,220      0.26          0.90       (10.90)
  2001(4)                               2,331     10.55         24,580        --          0.90         5.50
Overseas:
  2002                                240,140      6.51      1,562,334      0.75          0.90       (20.90)
  2001                                205,504      8.23      1,692,315      4.71          0.90       (21.92)
Franklin Small Cap:
  2002                                 10,148      7.86         79,751      0.24          0.90       (29.32)
  2001(4)                               1,925     11.12         21,401        --          0.90        11.20
Franklin Small Cap Value
Securities:
  2002                                  7,671     11.05         84,792      0.36          0.90       (10.09)
  2001(4)                                 634     12.29          7,789        --          0.90        22.90
Franklin U.S. Government:
  2002                                 22,315     10.80        240,981      4.88          0.90         8.76
  2001(4)                               2,975      9.93         29,526        --          0.90        (0.70)
Mutual Shares Securities:
  2002                                 10,820      9.15         98,953      0.78          0.90       (12.52)
  2001(4)                               1,274     10.46         13,333        --          0.90         4.60
Templeton Growth Securities:
  2002                                  5,422      8.93         48,393      2.20          0.90       (19.19)
  2001(4)                                 894     11.05          9,881        --          0.90        10.50
Mid-Cap Value:
  2002                                 14,395     10.60        152,631      0.04          0.90        (0.09)
  2001(4)                               2,194     10.61         23,379        --          0.90         6.10
Small Company:
  2002                                  6,406      8.60         55,062      0.17          0.90       (22.31)
  2001(4)                                 775     11.07          8,573        --          0.90        10.70
S&P MidCap 400 Index:
  2002                                 21,582      9.43        203,560      0.33          0.90       (15.95)
  2001(4)                               1,544     11.22         17,321        --          0.90        12.20

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  UNIT VALUES (CONTINUED)

-------------------------------------------------------------------------------------------------------------
                                            AS OF DECEMBER 31                          RATIO OF
                                   -----------------------------------   INVESTMENT   EXPENSES TO
                                                  UNIT                     INCOME     AVERAGE NET     TOTAL
SUBACCOUNT                           UNITS      VALUE(4)   NET ASSETS     RATIO(1)     ASSETS(2)    RETURN(3)
Nasdaq 100 Index:
  2002                                 20,205    $ 8.45    $   170,791        --%         0.90%      (38.10)%
  2001(4)                               2,530     13.65         34,526        --          0.90        36.50
Russell 2000 Small Cap Index:
  2002                                 17,931      8.85        158,643      0.12          0.90       (21.75)
  2001(4)                               1,998     11.31         22,592      0.34          0.90        13.10
Equity Income:
  2002                                 34,161      8.92        304,759      1.97          0.90       (13.90)
  2001(4)                               6,230     10.36         64,557      0.66          0.90         3.60
Mid-Cap Growth:
  2002                                448,347      9.57      4,289,595        --          0.90       (21.94)
  2001                                394,871     12.26      4,840,763        --          0.90        (1.76)
New America Growth:
  2002                                315,244      5.89      1,856,815        --          0.90       (28.95)
  2001                                256,844      8.29      2,129,548        --          0.90       (12.64)
Personal Strategy Balanced:
  2002                                379,520      9.50      3,605,997      2.63          0.90        (8.65)
  2001                                318,327     10.40      3,310,146      2.96          0.90        (3.26)
International Stock:
  2002                                138,771      6.41        889,233      1.03          0.90       (18.96)
  2001                                116,561      7.91        922,416      2.22          0.90       (22.98)

(1) These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(4) Subaccount commenced operations on October 1, 2001.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, in 2002 the Company changed its method of accounting for goodwill and in 2001 the Company changed its method of accounting for derivative instruments.

                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
February 5, 2003

                       FARM BUREAU LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2002         2001
                                                              ----------   ----------
ASSETS
Investments:
  Fixed maturities--available for sale, at market (amortized
    cost: 2002--$4,433,097; 2001--$3,581,579)                 $4,636,861   $3,656,741
  Equity securities--available for sale, at market (cost:
    2002--$22,196; 2001--$39,019)                                 21,545       39,733
  Mortgage loans on real estate                                  483,627      385,307
  Investment real estate, less allowances for depreciation
    of $4,662 in 2002 and $3,862 in 2001                          25,031       20,056
  Policy loans                                                   178,997      181,054
  Other long-term investments                                      1,672        1,306
  Short-term investments                                          44,463       19,969
                                                              ----------   ----------
Total investments                                              5,392,196    4,304,166

Cash and cash equivalents                                        236,856      260,933
Securities and indebtedness of related parties                    48,285       57,781
Accrued investment income                                         53,606       51,160
Accounts and notes receivable                                         --            5
Amounts receivable from affiliates                                 1,103        2,173
Reinsurance recoverable                                           95,455      101,287
Deferred policy acquisition costs                                469,801      361,179
Value of insurance in force acquired                              48,526       50,129
Property and equipment, less allowances for depreciation of
  $8,647 in 2002 and $6,222 in 2001                               11,462       12,012
Current income taxes recoverable                                   8,839        1,624
Goodwill                                                          11,170       11,170
Other assets                                                      21,089       17,471
Assets held in separate accounts                                 347,717      356,448
                                                              ----------   ----------
Total assets                                                  $6,746,105   $5,587,538
                                                              ==========   ==========

                       FARM BUREAU LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (CONTINUED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                            DECEMBER 31,
                                                    ----------------------------
                                                        2002           2001
                                                    -------------  -------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Policy liabilities and accruals:
    Future policy benefits:
      Interest sensitive and equity-indexed
        products                                    $  3,708,862   $  2,679,088
      Traditional life insurance and accident and
        health products                                1,096,995      1,063,930
      Unearned revenue reserve                            30,504         30,870
    Other policy claims and benefits                      19,846         22,009
                                                    ------------   ------------
                                                       4,856,207      3,795,897
  Other policyholders' funds:
    Supplementary contracts without life
      contingencies                                      321,046        261,554
    Advance premiums and other deposits                  125,614        112,518
    Accrued dividends                                     15,453         15,965
                                                    ------------   ------------
                                                         462,113        390,037
  Amounts payable to affiliates                              856            680
  Short-term debt                                         40,000             --
  Long-term debt                                              --         40,000
  Deferred income taxes                                   99,573         57,357
  Other liabilities                                      136,708        228,111
  Liabilities related to separate accounts               347,717        356,448
                                                    ------------   ------------
Total liabilities                                      5,943,174      4,868,530

Minority interest in subsidiaries                             95             --

Stockholder's equity:
  Preferred stock, 7 1/2% cumulative, par value
    $50.00 per share--authorized 6,000 shares                 --             --
  Common stock, par value $50.00 per
    share--authorized 994,000 shares, issued and
    outstanding 50,000 shares                              2,500          2,500
  Additional paid-in capital                             146,292        146,501
  Accumulated other comprehensive income                  95,195         39,414
  Retained earnings                                      558,849        530,593
                                                    ------------   ------------
Total stockholder's equity                               802,836        719,008
                                                    ------------   ------------
Total liabilities and stockholder's equity          $  6,746,105   $  5,587,538
                                                    ============   ============

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)

                                                              YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------
                                                        2002           2001           2000
                                                    -------------  -------------  -------------
Revenues:
  Interest sensitive product charges                $     78,475   $     70,492   $     59,780
  Traditional life insurance premiums                    121,999        114,998         83,830
  Accident and health premiums                               493          3,044          9,654
  Net investment income                                  347,814        285,176        218,913
  Derivative income (loss)                               (10,418)           100             --
  Realized losses on investments                         (14,879)       (15,872)       (26,185)
  Other income                                             1,422            610          1,337
                                                    ------------   ------------   ------------
    Total revenues                                       524,906        458,548        347,329
Benefits and expenses:
  Interest sensitive product benefits                    208,578        169,272        127,605
  Traditional life insurance and accident and
    health benefits                                       74,728         80,492         60,229
  Increase in traditional life and accident and
    health future policy benefits                         33,262         23,680         19,066
  Distributions to participating policyholders            29,540         29,564         25,043
  Underwriting, acquisition and insurance expenses       106,867         95,089         74,378
  Interest expense                                           684          1,717          2,585
  Other expenses                                              46              7            196
                                                    ------------   ------------   ------------
    Total benefits and expenses                          453,705        399,821        309,102
                                                    ------------   ------------   ------------
                                                          71,201         58,727         38,227
Income taxes                                             (23,091)       (19,073)       (13,215)
Minority interest in earnings of subsidiaries                (68)            --             --
Equity income, net of related income taxes                   214            254         12,195
                                                    ------------   ------------   ------------
Income before cumulative effect of change in
  accounting principle                                    48,256         39,908         37,207
Cumulative effect of change in accounting for
  derivative instruments                                      --            344             --
                                                    ------------   ------------   ------------
Net income                                          $     48,256   $     40,252   $     37,207
                                                    ============   ============   ============

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)

                                                                                   ACCUMULATED
                                                                    ADDITIONAL        OTHER                         TOTAL
                                                       COMMON         PAID-IN     COMPREHENSIVE    RETAINED     STOCKHOLDER'S
                                                        STOCK         CAPITAL     INCOME (LOSS)    EARNINGS        EQUITY
                                                    -------------  -------------  -------------  -------------  -------------
Balance at January 1, 2000                          $      2,500   $     66,273   $    (49,882)  $    500,134   $    519,025
  Comprehensive income:
    Net income for 2000                                       --             --             --         37,207         37,207
    Change in net unrealized investment gains/
      losses                                                  --             --         27,491             --         27,491
                                                                                                                ------------
  Total comprehensive income                                                                                          64,698
  Adjustment resulting from capital transactions
    of equity investee                                        --             34             --             --             34
  Cash dividends paid to parent                               --             --             --        (32,000)       (32,000)
                                                    ------------   ------------   ------------   ------------   ------------
Balance at December 31, 2000                               2,500         66,307        (22,391)       505,341        551,757
  Comprehensive income:
    Net income for 2001                                       --             --             --         40,252         40,252
    Cumulative effect of change in accounting for
      derivative instruments                                  --             --          2,406             --          2,406
    Change in net unrealized investment gains/
      losses                                                  --             --         59,399             --         59,399
                                                                                                                ------------
  Total comprehensive income                                                                                         102,057
  Capital contribution from parent                            --         80,194             --             --         80,194
  Cash dividends paid to parent                               --             --             --        (15,000)       (15,000)
                                                    ------------   ------------   ------------   ------------   ------------
Balance at December 31, 2001                               2,500        146,501         39,414        530,593        719,008
  Comprehensive income:
    Net income for 2002                                       --             --             --         48,256         48,256
    Change in net unrealized investment gains/
      losses                                                  --             --         55,781             --         55,781
                                                                                                                ------------
  Total comprehensive income                                                                                         104,037
  Adjustment resulting from capital transactions
    of equity investee                                        --           (209)            --             --           (209)
  Cash dividends paid to parent                               --             --             --        (20,000)       (20,000)
                                                    ------------   ------------   ------------   ------------   ------------
Balance at December 31, 2002                        $      2,500   $    146,292   $     95,195   $    558,849   $    802,836
                                                    ============   ============   ============   ============   ============

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                         YEAR ENDED DECEMBER 31,
                                                    ---------------------------------
                                                       2002        2001       2000
                                                    -----------  ---------  ---------
OPERATING ACTIVITIES
Net income                                          $    48,256  $  40,252  $  37,207
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Adjustments related to interest sensitive
      products:
    Interest credited to account balances,
      excluding bonus interest                          175,692    141,801    104,896
    Charges for mortality and administration            (75,658)   (68,884)   (58,987)
    Deferral of unearned revenues                         2,159      2,485      2,851
    Amortization of unearned revenue reserve             (1,978)    (1,465)      (745)
  Provision for depreciation and amortization            (9,279)     6,797      5,456
  Equity income                                            (214)      (254)   (12,195)
  Realized losses on investments                         14,879     15,872     26,185
  Increase (decrease) in traditional life and
    accident and health benefit accruals, net of
    reinsurance                                          33,262      8,923    (23,910)
  Policy acquisition costs deferred                    (151,157)   (76,299)   (39,954)
  Amortization of deferred policy acquisition
    costs                                                22,681     15,456     10,829
  Provision for deferred income taxes                    12,277      3,635      6,738
  Other                                                  26,192     12,175    (31,485)
                                                    -----------  ---------  ---------
Net cash provided by operating activities                97,112    100,494     26,886

INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities--held for investment                      --         --     55,846
  Fixed maturities--available for sale                  931,000    545,760    189,589
  Equity securities--available for sale                  16,540      7,832     20,346
  Mortgage loans on real estate                          61,155     27,847     41,850
  Investment real estate                                    500      2,296        644
  Policy loans                                           42,352     41,585     29,168
  Other long-term investments                               216         90          4
  Short-term investments--net                                --     64,643     28,066
                                                    -----------  ---------  ---------
                                                      1,051,763    690,053    365,513

Acquisition of investments:
  Fixed maturities--available for sale               (1,897,056)  (853,651)  (222,251)
  Equity securities--available for sale                  (4,069)    (2,144)    (2,491)
  Mortgage loans on real estate                        (159,444)   (60,599)   (49,306)
  Investment real estate                                 (3,104)        --         --
  Policy loans                                          (40,295)   (42,155)   (31,438)
  Short-term investments--net                           (24,494)        --         --
                                                    -----------  ---------  ---------
                                                     (2,128,462)  (958,549)  (305,486)
Proceeds from disposal, repayments of advances and
  other distributions from equity investees               6,618      5,715      8,747
Investments in and advances to equity investees             (50)    (1,151)    (1,505)
Net cash received in acquisition and coinsurance
  transaction                                                --      2,709         --
Net purchases of property and equipment and other        (1,900)    (1,337)    (2,123)
                                                    -----------  ---------  ---------
Net cash provided by (used in) investing
  activities                                         (1,072,031)  (262,560)    65,146

                       FARM BUREAU LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
                             (DOLLARS IN THOUSANDS)

FINANCING ACTIVITIES
                                                         YEAR ENDED DECEMBER 31,
                                                    ---------------------------------
                                                       2002        2001       2000
                                                    -----------  ---------  ---------
Receipts from interest sensitive, equity-indexed
  and variable products credited to policyholder
  account balances                                  $ 1,258,029  $ 700,217  $ 217,657
Return of policyholder account balances on
  interest sensitive, equity-indexed and variable
  products                                             (287,151)  (264,702)  (281,094)
Other distributions related to minority
  interests--net                                            (36)        --         --
Dividends paid                                          (20,000)   (15,000)   (32,000)
                                                    -----------  ---------  ---------
Net cash provided by (used in) financing
  activities                                            950,842    420,515    (95,437)
                                                    -----------  ---------  ---------
Increase (decrease) in cash and cash equivalents        (24,077)   258,449     (3,405)
Cash and cash equivalents at beginning of year          260,933      2,484      5,889
                                                    -----------  ---------  ---------
Cash and cash equivalents at end of year            $   236,856  $ 260,933  $   2,484
                                                    ===========  =========  =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
  Interest                                          $       692  $   1,730  $   2,588
  Income taxes                                           18,144      8,245     23,408
Non-cash operating activity:
  Deferral of bonus interest credited to account
    balances                                             19,079      5,241         --

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. We currently market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the midwestern and western sections of United States through an exclusive agency force. Variable universal life insurance and variable annuity contracts are also marketed in these and other states through alliances with other insurance companies and a regional broker/dealer. In addition to writing direct insurance business, we assume through coinsurance agreements a percentage of certain business written by American Equity Investment Life Insurance Company (American Equity) and National Travelers Life Company (NTL). These coinsurance agreements utilize excess capital and increase our volume of business in force.

CONSOLIDATION

Our consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions have been eliminated.

ACCOUNTING CHANGES

As discussed in the "Goodwill" section that follows, effective January 1, 2002 we changed our method of accounting for goodwill.

In November 2002, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." Interpretation No. 45 requires that a guarantor recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The recognition provisions of this Interpretation are applicable to guarantees issued or modified after December 31, 2002. We do not anticipate that we will enter into any guarantees that would require recognition as a liability, and accordingly, do not expect the impact of this Interpretation to be material to our financial statements.

In January 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51." Interpretation No. 46 establishes a variable interests model to follow when determining whether or not to consolidate an entity that is not evaluated for consolidation under the traditional voting interests model. This Interpretation generally requires that a company (investee) being evaluated under the variable interests model be consolidated if (a) the investor has decision making powers over the entity -- that is, the ability to buy and sell assets or conduct operations or (b) the investor is exposed to the majority of the risks or rewards of the entity. In addition, the Interpretation requires that investments made by related parties be analyzed together in applying the variable interests model. The disclosure provisions of this Interpretation are effective for financial statements issued after January 31, 2003. The consolidation provisions are effective for new transactions entered into after January 31, 2003 and for pre-existing entities as of July 1, 2003. We have one investment in a storage facility, jointly owned with an affiliate, which may be consolidated under this Interpretation. At December 31, 2002, this company, which is currently being accounted for using the equity method, had total assets and total liabilities of less than $10.0 million.

Effective January 1, 2001, we adopted Statement of Financial Accounting Standards (Statement) No. 133, "Accounting for Derivative Instruments and Hedging Activities" and Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Without hedge accounting, these gains or losses

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) are recorded as a component of net income. Statement No. 133 also allowed companies to transfer securities classified as held for investment to either available-for-sale or trading categories in connection with the adoption of the new standard. Statement No. 138 amends Statement No. 133 to clarify the appropriate accounting for certain hedging transactions.

We have the following three different forms of derivatives on our consolidated balance sheets which are subject to Statement No. 133:

- the feature of a convertible fixed maturity security that allows the conversion of a fixed maturity security into an equity security is considered an embedded derivative,

- the rights of an equity-indexed annuity contract holder to participate in the index returns available under the contract are considered embedded derivatives, and

- our reinsurance recoverable as it relates to call options purchased to fund returns to equity-indexed annuity contract holders is considered an embedded derivative.

These derivatives are described more fully in this note under the captions "Investments--Fixed Maturities and Equity Securities," "Reinsurance Recoverable" and "Future Policy Benefits."

The cumulative effect of adopting these Statements on net income was $0.3 million in 2001. This amount represents the difference in accumulated net unrealized capital gains (losses) on the date of adoption, net of tax, resulting from the change in accounting for the conversion features embedded in our convertible fixed maturity securities. Income before cumulative effect of change in accounting for derivative instruments for 2001 was approximately $0.6 million less than what would have been recorded without the accounting change due to a decrease in the fair value of these conversion features during the period. The impact of the accounting change on 2001 income relating to the equity-indexed annuity derivatives was not quantified, but is not believed to be material to our financial position or results of operations.

Upon the adoption of Statement No. 133, we transferred our fixed maturity securities classified as held for investment, formerly recorded at amortized cost, to the available-for-sale category. In connection with this transfer, the securities were marked to market and the corresponding increase in carrying value totaling $2.8 million, net of offsetting adjustments to deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and income taxes, was credited to stockholder's equity. Prior year financial statements were not restated.

In addition to the embedded derivatives noted above, we have modified coinsurance arrangements on certain variable annuity and variable life insurance business under which the ceding company withholds funds. The funds withheld pertain to the portion of the contract holder's funds allocated to the variable contract's declared interest option. The investment return earned by the assuming company is based on a referenced pool of fixed maturity securities held by the ceding company. Currently, there are varying interpretations as to whether or not these funds withheld arrangements give rise to an embedded derivative to be accounted for separate from the debt host. For accounting purposes, we do not treat these funds withheld arrangements as containing an embedded derivative. It is anticipated that the FASB will provide guidance on this issue during 2003. If it is determined that our modified coinsurance agreements contain embedded derivatives, we will be required to estimate the fair value of the embedded derivatives at each balance sheet date and changes in the fair values of the derivatives will be recorded as income or expense. At December 31, 2002, funds withheld on variable business assumed by us totaled $4.4 million and funds withheld on variable business ceded by us totaled $3.1 million. We have not quantified the impact on our financial statements if we accounted for our modified coinsurance contracts as having an embedded derivative. However, the impact is not expected to be material due to the relatively small balances of funds withheld.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

All of our fixed maturity securities, comprised of bonds and redeemable preferred stocks, are designated as "available for sale" and are reported at market value. Unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities, are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. Unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities are recorded as a component of derivative income (loss) in the consolidated statements of income. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve that would have been required as a charge or credit to income had such amounts been realized. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

Equity securities, comprised of common and non-redeemable preferred stocks, are designated as "available for sale" and reported at market value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder's equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income or loss.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan's effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

INVESTMENT REAL ESTATE

Investment real estate is reported at cost less allowances for depreciation. Real estate acquired through foreclosure, which is included with investment real estate in our consolidated balance sheets, is recorded at the lower of cost (which includes the balance of the mortgage loan, any accrued interest and any costs incurred to obtain title to the property) or estimated fair value on the foreclosure date. The carrying value of these assets is subject to regular review. If the fair value, less estimated sales costs, of real estate owned decreases to an amount lower than its carrying value, the carrying value of the real estate is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments.

OTHER INVESTMENTS

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Other long-term investments include investment deposits and other miscellaneous investments which are reported at amortized cost.

Securities and indebtedness of related parties include investments in partnerships and corporations over which we may exercise significant influence. These partnerships and corporations operate predominately in the insurance, broker-dealer, investment company and real estate industries. Such investments are accounted for using the equity method. In applying the equity method, we record our share of income or

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) loss reported by the equity investees. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships' investment portfolios. Changes in the value of our investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder's equity. Securities and indebtedness of related parties also includes advances and loans to the partnerships and corporations which are reported at unpaid principal balance.

REALIZED GAINS AND LOSSES ON INVESTMENTS

The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis of specific identification of investments. If we expect that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required, future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.

MARKET VALUES

Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds. Market values of the conversion features embedded in convertible fixed maturity securities is estimated using an option-pricing model. Market values of redeemable preferred stocks and equity securities are based on the latest quoted market prices, or for those not readily marketable, generally at values which are representative of the market values of comparable issues.

CASH AND CASH EQUIVALENTS

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

REINSURANCE RECOVERABLE

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers' share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.

During 2002 and 2001, we assumed under a coinsurance agreement, certain equity-indexed annuity contracts issued by American Equity. The call options used to fund the index credits on the equity-indexed annuities are purchased by and maintained on the books of American Equity. We record our proportionate share of the option value supporting the business we reinsure as reinsurance recoverable on the consolidated balance sheets. This component of the reinsurance contract is an embedded derivative and we record our share of the call options at market value. Our share of the call options totaled $17.2 million at December 31, 2002 and $9.0 million at December 31, 2001. Changes in market value of the call options, as well as option proceeds, are included as a component of derivative income (loss) on our consolidated statements of income. See Note 4, "Acquisition, Reinsurance and Policy Provisions," for additional information regarding this reinsurance agreement.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
DEFERRED POLICY ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE ACQUIRED

Deferred policy acquisition costs includes certain costs of acquiring new insurance business, principally commissions, first-year bonus interest and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value is determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrues on the unamortized balance at a weighted average rate of 5.78%.

For participating traditional life insurance and interest sensitive products (principally universal life insurance policies and annuity contracts), these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life and accident and health insurance products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

PROPERTY AND EQUIPMENT

Property and equipment, comprised primarily of furniture, equipment and capitalized software costs, are reported at cost less allowances for depreciation and amortization. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets. Furniture and equipment had a carrying value of $7.7 million at December 31, 2002 and December 31, 2001, and estimated useful lives that range from three to ten years. Capitalized software costs had a carrying value of $3.7 million at December 31, 2002 and $4.3 million at December 31, 2001, and estimated useful lives that range from two to five years. Depreciation expense was $0.4 million in 2002, $0.2 million in 2001 and $0.1 million in 2000. Amortization expense was $2.1 million in 2002 and $1.6 million in 2001 and 2000.

GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Effective January 1, 2002, we adopted Statement No. 141, "Business Combinations," and Statement No. 142, "Goodwill and Other Intangible Assets." Under these Statements, goodwill is not amortized but is subject to annual impairment tests in accordance with the Statements. In addition, Statement No. 142 requires the identification and amortization of certain intangible assets that had previously been included as a component of goodwill. We have performed impairment testing and determined none of our goodwill was impaired as of December 31, 2002. In addition, we have no intangible assets included as a component of goodwill that require separate accounting.

Through December 31, 2001, goodwill was being amortized on a straight-line basis generally over a period of 20 years. The carrying value of goodwill was regularly reviewed for indicators of impairment in value, which in the view of management were other than temporary. If facts and circumstances suggested that goodwill was impaired, we assessed the fair value of the underlying business and would have reduced goodwill to an amount that resulted in the book value of the underlying business approximating fair value. We did not record any impairments in 2001 or 2000.

Goodwill totaled $17.0 million at December 31, 2002 and 2001, consisting of $11.2 million separately identified on the consolidated balance sheets and $5.8 million in equity method goodwill included in the securities and indebtedness of related parties line on the consolidated balance sheets. On a pro forma

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) basis without goodwill amortization, net income for 2001 would have been $41.4 million and for 2000 would have been $38.2 million.

FUTURE POLICY BENEFITS

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for equity-indexed products are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive product benefits. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

For our direct business, interest crediting rates for interest sensitive products ranged from 3.00% to 6.25% in 2002, from 3.35% to 6.90% in 2001 and from 4.00% to 6.50% in 2000. For interest sensitive products assumed from American Equity and NTL, interest crediting rates ranged from 3.50% to 12.00% in 2002 and from 4.80% to 12.00% in 2001. A portion of the interest assumed from American Equity ($19.1 million in 2002 and $5.2 million in 2001) represents an additional interest credit on first-year premiums, payable until the first contract anniversary date (first-year bonus interest). These amounts have been deferred as policy acquisition costs.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.00% to 6.00%. The average rate of assumed investment yields used in estimating gross margins was 7.47% in 2002, 7.69% in 2001 and 7.74% in 2000. Accrued dividends for participating business are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 41% of direct receipts from policyholders during 2002 and represented 15% of life insurance in force at December 31, 2002. Participating business accounted for 40% of direct receipts from policyholders during 2001 (38% in 2000) and represented 16% of life insurance in force at December 31, 2001 (16% in 2000). The liability for future policy benefits for non-participating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and include provisions for possible unfavorable deviations.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

The unearned revenue reserve reflects the unamortized balance of the excess of first year administration charges over renewal period administration charges (policy initiation fees) on interest sensitive products. These excess charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

GUARANTY FUND ASSESSMENTS

From time to time, assessments are levied on our insurance subsidiaries by guaranty associations in most states in which the subsidiaries are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of $0.1 million at December 31, 2002 and $0.2 million at December 31, 2001 to cover estimated future assessments on known insolvencies. We had assets totaling $0.7 million at December 31, 2002 and $1.0 million at December 31, 2001 representing estimated premium tax offsets on

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) paid and future assessments. Expenses (credits) incurred for guaranty fund assessments, net of related premium tax offsets, totaled ($0.1) million in 2002, $0.2 million in 2001 and ($0.1) million in 2000. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2003 and substantially all the related future premium tax offsets will be realized during the six year period ending December 31, 2008. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for interest sensitive, equity-indexed and variable products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. Expenses related to these products include interest or index amounts credited to policyholder account balances, changes in the reserves for the embedded derivatives in the equity-indexed annuities, benefit claims incurred in excess of policyholder account balances and amortization of deferred policy acquisition costs.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

COMPREHENSIVE INCOME

Unrealized gains and losses on our available-for-sale securities are included in accumulated other comprehensive income in stockholder's equity. Also included in comprehensive income for 2001 was $2.4 million relating to the transfer of our fixed maturity securities classified as held for investment to the available-for-sale category. Other comprehensive income excludes net investment losses included in net income which represent transfers from unrealized to realized gains and losses. These amounts totaled $7.0 million in 2002, $10.0 million in 2001 and $14.6 million in 2000. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs, value of insurance inforce acquired and unearned revenue reserve totaling $5.9 million in 2002, $7.4 million in 2001 and $9.6 million in 2000.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

2.  INVESTMENT OPERATIONS

FIXED MATURITIES AND EQUITY SECURITIES

The following tables contain amortized cost and estimated market value information on fixed maturities and equity securities:

                                                                      GROSS        GROSS
                                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                                   AMORTIZED COST     GAINS        LOSSES     MARKET VALUE
                                                   -------------------------------------------------------
                                                                   (DOLLARS IN THOUSANDS)
DECEMBER 31, 2002
Bonds:
  United States Government and agencies              $  211,434      $  7,168     $ (3,077)    $  215,525
  State, municipal and other governments                 92,440         6,284       (2,024)        96,700
  Public utilities                                      131,246         6,555       (3,942)       133,859
  Corporate securities                                1,616,171       124,204      (39,411)     1,700,964
  Mortgage and asset-backed securities                2,324,155       109,528       (5,029)     2,428,654
Redeemable preferred stocks                              57,651         4,182         (674)        61,159
                                                   -------------------------------------------------------
Total fixed maturities                               $4,433,097      $257,921     $(54,157)    $4,636,861
                                                   =======================================================
Equity securities                                    $   22,196      $    722     $ (1,373)    $   21,545
                                                   =======================================================

                                                                      GROSS        GROSS
                                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                                   AMORTIZED COST     GAINS        LOSSES     MARKET VALUE
                                                   -------------------------------------------------------
                                                                   (DOLLARS IN THOUSANDS)
DECEMBER 31, 2001
Bonds:
  United States Government and agencies              $  147,869      $  2,871     $   (159)    $  150,581
  State, municipal and other governments                 96,057         3,158         (554)        98,661
  Public utilities                                      146,048         4,932       (2,442)       148,538
  Corporate securities                                1,766,263        68,238      (27,796)     1,806,705
  Mortgage and asset-backed securities                1,366,995        32,314       (4,909)     1,394,400
Redeemable preferred stocks                              58,347         1,276       (1,767)        57,856
                                                   -------------------------------------------------------
Total fixed maturities                               $3,581,579      $112,789     $(37,627)    $3,656,741
                                                   =======================================================
Equity securities                                    $   39,019      $  1,468     $   (754)    $   39,733
                                                   =======================================================

Short-term investments have been excluded from the above schedules as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of fixed maturity securities at December 31, 2002, by contractual maturity, are shown below. Expected maturities will differ from

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                         AMORTIZED     ESTIMATED
                                                            COST      MARKET VALUE
                                                         -------------------------
                                                          (DOLLARS IN THOUSANDS)
Due in one year or less                                  $   42,488    $   39,879
Due after one year through five years                       403,029       423,943
Due after five years through ten years                      538,192       568,518
Due after ten years                                       1,067,582     1,114,708
                                                         -------------------------
                                                          2,051,291     2,147,048
Mortgage and asset-backed securities                      2,324,155     2,428,654
Redeemable preferred stocks                                  57,651        61,159
                                                         -------------------------
                                                         $4,433,097    $4,636,861
                                                         =========================

Net unrealized investment gains on equity securities and fixed maturity securities classified as available for sale and recorded directly to stockholder's equity were comprised of the following:

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2002         2001
                                                              -----------------------
                                                              (DOLLARS IN THOUSANDS)
Unrealized appreciation on fixed maturity and equity
  securities available for sale                                $203,113     $ 75,876
Adjustments for assumed changes in amortization pattern of:
  Deferred policy acquisition costs                             (44,494)      (5,561)
  Value of insurance in force acquired                           (8,914)      (8,954)
  Unearned revenue reserve                                          804          257
Provision for deferred income taxes                             (52,678)     (21,566)
                                                              -----------------------
                                                                 97,831       40,052
Proportionate share of net unrealized investment losses of
  equity investees                                               (2,636)        (638)
                                                              -----------------------
Net unrealized investment gains                                $ 95,195     $ 39,414
                                                              =======================

The changes in net unrealized investment gains/losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve totaling $68.4 million in 2002, $49.8 million in 2001 and $18.6 million in 2000.

MORTGAGE LOANS ON REAL ESTATE

Our mortgage loan portfolio consists principally of commercial mortgage loans. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
We have provided an allowance for possible losses against our mortgage loan portfolio. An analysis of this allowance, which consists of specific reserves, is as follows:

                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                             ------------------------------
                                                               2002       2001       2000
                                                             ------------------------------
                                                                 (DOLLARS IN THOUSANDS)
Balance at beginning of year                                   $55       $ 806       $806
Realized gains                                                  --        (751)        --
                                                             ------------------------------
Balance at end of year                                         $55       $  55       $806
                                                             ==============================

The carrying value of impaired loans (those loans in which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements) was under $0.1 million at December 31, 2002 and 2001.

INVESTMENT REAL ESTATE

We have provided an allowance for possible losses against our investment real estate. An analysis of this allowance, which consists of specific reserves, is as follows:

                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                             ------------------------------
                                                               2002       2001       2000
                                                             ------------------------------
                                                                 (DOLLARS IN THOUSANDS)
Balance at beginning of year                                   $817      $  --      $  --
Realized losses                                                  71        918         --
Sales                                                           (71)      (101)        --
                                                             ------------------------------
Balance at end of year                                         $817      $ 817      $  --
                                                             ==============================

NET INVESTMENT INCOME

Components of net investment income are as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                  ------------------------------
                                                    2002       2001       2000
                                                  ------------------------------
                                                      (DOLLARS IN THOUSANDS)
Fixed maturities:
  Held for investment                             $     --   $     --   $ 24,858
  Available for sale                               302,970    239,670    160,978
Equity securities--available for sale                1,676      1,811      2,181
Mortgage loans on real estate                       31,823     27,932     24,784
Investment real estate                               2,235      2,614      2,459
Policy loans                                        11,658     11,160      7,942
Other long-term investments                            286          1          2
Short-term investments, cash and cash
  equivalents                                        4,444      4,557      3,097
Other                                                2,720      6,542      1,699
                                                  ------------------------------
                                                   357,812    294,287    228,000
Less investment expenses                            (9,998)    (9,111)    (9,087)
                                                  ------------------------------
Net investment income                             $347,814   $285,176   $218,913
                                                  ==============================

Other investment income in 2001 includes $2.5 million earned in connection with the American Equity coinsurance agreement on investment income due but not yet received under the terms of the reinsurance agreement.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized appreciation/depreciation on investments are summarized below:

                                                              YEAR ENDED DECEMBER 31,
                                                           ------------------------------
                                                             2002       2001       2000
                                                           ------------------------------
                                                               (DOLLARS IN THOUSANDS)
REALIZED
Fixed maturities--available for sale                       $(12,455)  $(16,766)  $(22,020)
Equity securities--available for sale                          (377)      (690)    (2,161)
Mortgage loans on real estate                                    29        751         --
Investment real estate                                          (71)      (668)       186
Other long-term investments                                      --         --     (3,500)
Short-term investments                                           --        130         --
Securities and indebtedness of related parties               (2,202)     1,375      1,310
Notes receivable and other                                      197         (4)        --
                                                           ------------------------------
Realized losses on investments                             $(14,879)  $(15,872)  $(26,185)
                                                           ==============================
UNREALIZED
Fixed maturities:
  Held for investment                                      $     --   $     --   $  5,976
  Available for sale                                        128,602     93,729     52,360
Equity securities--available for sale                        (1,365)     2,562        954
                                                           ------------------------------
Change in unrealized appreciation/depreciation of
  investments                                              $127,237   $ 96,291   $ 59,290
                                                           ==============================

An analysis of sales, maturities and principal repayments of our fixed maturities portfolio is as follows:

                                                             GROSS      GROSS
                                                AMORTIZED   REALIZED   REALIZED
                                                  COST       GAINS      LOSSES    PROCEEDS
                                                ------------------------------------------
                                                          (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2002
Scheduled principal repayments and calls--
  available for sale                            $597,790    $    --    $    --    $597,790
Sales--available for sale                        318,726     33,131    (18,647)    333,210
                                                ------------------------------------------
    Total                                       $916,516    $33,131    $(18,647)  $931,000
                                                ==========================================
YEAR ENDED DECEMBER 31, 2001
Scheduled principal repayments and calls--
  available for sale                            $404,029    $    --    $    --    $404,029
  Sales--available for sale                      143,954      3,957     (6,180)    141,731
                                                ------------------------------------------
    Total                                       $547,983    $ 3,957    $(6,180)   $545,760
                                                ==========================================
YEAR ENDED DECEMBER 31, 2000
Scheduled principal repayments and calls:
  Available for sale                            $ 85,905    $    --    $    --    $ 85,905
  Held for investment                             55,846         --         --      55,846
Sales--available for sale                        107,235      3,398     (6,949)    103,684
                                                ------------------------------------------
Total                                           $248,986    $ 3,398    $(6,949)   $245,435
                                                ==========================================

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
Realized losses on fixed maturities totaling $26.9 million in 2002, $14.5 million in 2001 and $18.5 million in 2000 were incurred as a result of writedowns for other than temporary impairment of fixed maturity securities. Approximately $8.5 million of the realized losses in 2002 were from securities issued by or affiliated with WorldCom Inc., including $1.9 million of losses assumed from a variable alliance partner. Realized losses in 2002 also include $7.8 million from United Air Lines securities. Realized losses in 2001 include $8.4 million related to sales and impairments from our ownership in Enron-related securities.

Income taxes include a credit of $5.2 million in 2002, $5.6 million in 2001 and $9.2 million in 2000 for the tax effect of realized losses on investments.

OTHER

We have a common stock investment in American Equity's parent, American Equity Investment Life Holding Company, valued at $26.9 million at December 31, 2002 and $26.7 million at December 31, 2001. American Equity underwrites and markets life insurance and annuity products throughout the United States. The investment is accounted for using the equity method and is included in the securities and indebtedness of related parties line on the consolidated balance sheets. Due to the timing of the availability of financial information, during 2000 we switched from recording our share of American Equity's results from a current basis to one quarter in arrears. The financial information presented is as of or for the twelve months ended September 30, 2002 and 2001 and the nine months ended September 30, 2000. The impact of this change on our financial statements was not material. The carrying value of our common stock investment in American Equity Investment Life Holding Company includes goodwill totaling $4.7 million in 2002 and 2001. In addition to the common stock investment, we also own $2.3 million in preferred stock issued by American Equity.

Summarized financial information for American Equity Investment Life Holding Company and our common stock ownership percentage is as follows:

                                                               AS OF OR FOR THE PERIOD ENDED SEPTEMBER 30,
                                                              ---------------------------------------------
                                                                  2002            2001            2000
                                                              ---------------------------------------------
                                                                         (DOLLARS IN THOUSANDS)
Total cash and investments                                     $4,763,445      $3,652,481      $1,922,419
Total assets                                                    5,619,918       4,194,531       2,327,891
Long-term debt                                                     69,876         112,535         105,963
Total liabilities                                               5,441,037       4,016,561       2,128,436
Minority interest                                                 100,356          99,894          99,373
Total revenues                                                    252,628         145,897          83,256
Income from continuing operations                                   6,483           7,653           2,729
Net income                                                          6,483           6,854           2,729
Percentage ownership of common stock                                 32.4%           32.3%           32.3%

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
We reported equity income (loss), net of tax, from APEX Investment Fund III, an equity investee that operates in the investment company industry, totaling ($0.6) million in 2002, ($1.2) million in 2001 and $7.7 million in 2000. Summarized financial information for APEX Investment Fund III is as follows:

                                                              AS OF OR FOR THE TWELVE-MONTH PERIOD
                                                                      ENDED SEPTEMBER 30,
                                                              ------------------------------------
                                                                 2002         2001         2000
                                                              ------------------------------------
                                                                     (DOLLARS IN THOUSANDS)
Total investments                                              $ 20,046     $ 41,392     $ 99,747
Total net assets                                                 21,653       44,674      101,286
Total revenues                                                       22          309      291,707
Income (loss) from continuing operations                        (24,840)     (45,882)     290,436
Net income (loss)                                               (24,840)     (45,882)     290,436
Percentage ownership of partners' capital                           4.0%         4.0%         4.1%

Equity investees distributed to us equity securities with a fair value of less than $0.1 million in 2002, $2.8 million in 2001 and $14.5 million in 2000. Also during 2000, we received an interest in ten real estate properties with a fair value of $5.0 million in satisfaction of a fixed maturity security that had been in default. These transactions were treated as noncash items for purposes of the statements of cash flows.

At December 31, 2002, affidavits of deposits covering investments with a carrying value totaling $5,160.2 million were on deposit with state agencies to meet regulatory requirements.

At December 31, 2002, we had committed to provide additional funding for mortgage loans on real estate aggregating $54.1 million. These commitments arose in the normal course of business at terms that are comparable to similar investments.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2002 include real estate, fixed maturities, equity securities, mortgage loans and other long-term investments totaling $5.0 million.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 2002.

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating our fair value disclosures for financial instruments.

FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bonds.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)
EQUITY SECURITIES: The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

MORTGAGE LOANS ON REAL ESTATE AND POLICY LOANS: Fair values are estimated by discounting expected cash flows using interest rates currently being offered for similar loans.

OTHER LONG-TERM INVESTMENTS: The fair values for investment deposits are estimated by discounting expected cash flows using interest rates currently being offered for similar investments. We are not required to estimate the fair value of our other miscellaneous investments.

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

SECURITIES AND INDEBTEDNESS OF RELATED PARTIES: Fair values for loans and advances are estimated by discounting expected cash flows using interest rates currently being offered for similar investments. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues. As allowed by Statement No. 107, fair values are not assigned to investments accounted for using the equity method.

REINSURANCE RECOVERABLE: Reinsurance recoverable relating to our portion of the call options used to fund index credits on the equity-indexed annuities assumed from American Equity is reported at fair value. Fair value is determined using quoted market prices. We are not required to estimate fair value for the remainder of the reinsurance recoverable balance.

ASSETS HELD IN SEPARATE ACCOUNTS: Separate account assets are reported at estimated fair value in our consolidated balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities, deposit administration funds and supplementary contracts) are estimated at cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

SHORT-TERM AND LONG-TERM DEBT: The fair values for long-term debt are estimated using discounted cash flow analysis based on our current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the carrying value approximates fair value.

LIABILITIES RELATED TO SEPARATE ACCOUNTS: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)
The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

                                                                    DECEMBER 31,
                                                  -------------------------------------------------
                                                           2002                      2001
                                                  -----------------------   -----------------------
                                                   CARRYING       FAIR       CARRYING       FAIR
                                                    VALUE        VALUE        VALUE        VALUE
                                                  -------------------------------------------------
                                                               (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities--available for sale              $4,636,861   $4,636,861   $3,656,741   $3,656,741
Equity securities--available for sale                 21,545       21,545       39,733       39,733
Mortgage loans on real estate                        483,627      531,498      385,307      389,199
Policy loans                                         178,997      214,793      181,054      205,114
Other long-term investments                            1,303        1,303        1,306        1,306
Cash and short-term investments                      281,319      281,319      280,902      280,902
Securities and indebtedness of related parties         4,409        4,409          887          967
Reinsurance recoverable                               17,176       17,176        9,007        9,007
Assets held in separate accounts                     347,717      347,717      356,448      356,448

LIABILITIES
Future policy benefits                            $2,854,685   $2,656,951   $1,853,934   $1,768,792
Other policyholders' funds                           445,619      445,619      373,022      373,022
Short-term debt                                       40,000       40,000           --           --
Long-term debt                                            --           --       40,000       40,000
Liabilities related to separate accounts             347,717      336,484      356,448      345,371

4.  ACQUISITION, REINSURANCE AND POLICY PROVISIONS

ACQUISITION

On January 1, 2001, our parent acquired the assets and liabilities of Kansas Farm Bureau Life Insurance Company, Inc. (Kansas Farm Bureau Life) for $80.7 million and immediately contributed net assets totaling $80.2 million to us. The acquisition was accounted for using purchase accounting by our parent. A condensed statement of the assets and liabilities contributed to us as of January 1, 2001, is as follows (dollars in thousands):

ASSETS                                             LIABILITIES AND PURCHASE PRICE
Investments                          $620,856      Policy liabilities and accruals      $526,391
Cash                                    2,369      Other policyholder funds               76,738
Value of insurance in force                        Other liabilities
acquired                               51,865                                             11,621
Goodwill                                3,539      Total liabilities                     614,750
Other assets                           16,315      Capital contribution                   80,194
                                     --------                                           --------
  Total                              $694,944      Total                                $694,944
                                     ========                                           ========

Acquisition costs totaling $0.7 million have been deferred and included as a component of goodwill. Goodwill was being amortized during 2001 using the straight-line method and a 20-year amortization schedule. As discussed in Note 1 under "Goodwill," goodwill is no longer amortized beginning in 2002.

REINSURANCE

In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4. ACQUISITION, REINSURANCE AND POLICY PROVISIONS (CONTINUED) with retention limits ranging up to $1.1 million of coverage per individual life. We do not use financial or surplus relief reinsurance. Life insurance in force ceded on a consolidated basis totaled $5,363.9 million (17.6% of direct life insurance in force) at December 31, 2002 and $4,772.5 million (16.8% of direct life insurance in force) at December 31, 2001.

In addition to the cession of risks in excess of specific retention limits, we also have reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we pay the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return pay us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners pay us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, our insurance subsidiaries would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

Through July 1, 2002, we participated with various unaffiliated life insurance companies in a reinsurance pool to mitigate the impact of a catastrophic event on our financial position and results of operations. Members of the pool shared in the eligible catastrophic losses based on their size and contribution to the pool. Under the pool arrangement, we were able to cede catastrophic losses after other reinsurance and a deductible of $0.4 million, subject to a pool cap of $125.0 million per event. We incurred losses from this pool totaling $1.6 million in 2001 resulting from the terrorist acts on September 11, 2001. We no longer participate in this pool due to structural changes in the pool, including an increase in the cap on losses.

Effective September 1, 2001, we entered into a 100% coinsurance agreement to reinsure our individual disability income business acquired in the Kansas Farm Bureau Life acquisition with an unaffiliated insurer. Effective September 1, 2000, we entered into a similar arrangement with the same insurer to reinsure our individual disability income business in force at that time. At
September 1, 2001, the related accident and health reserves totaled $14.4 million, deferred policy acquisition costs totaled $0.7 million and value of insurance in force acquired totaled $3.1 million. At September 1, 2000, the related accident and health reserves totaled $43.6 million and deferred acquisition costs totaled $11.8 million. We settled these transactions by transferring cash and investments equal to the reserves on the business. In addition, we received cash totaling $3.0 million in 2001 and $11.1 million in 2000 as consideration for the transactions. Losses totaling $0.8 million in 2001 and $0.7 million in 2000 on the transactions have been deferred and are being recognized over the term of the underlying policies.

In total, insurance premiums and product charges have been reduced by $26.8 million in 2002, $22.1 million in 2001 and $9.5 million in 2000 and insurance benefits have been reduced by $12.9 million in 2002, $13.7 million in 2001 and $6.2 million in 2000 as a result of cession agreements.

During 2001, we entered into a coinsurance agreement with American Equity whereby we assumed 70% of certain fixed and equity-indexed annuity business written by American Equity from August 1, 2001 to December 31, 2001 and 40% of certain annuity business written during 2002. The agreement also provides for reinsuring 40% of certain new annuity business written by American Equity during 2003. The reinsurance of the business written prior to October 1, 2001 was accounted for as the acquisition of an in force block of business on October 1, 2001. With the reinsurance of the in force block, we recorded cash and reinsurance recoverable totaling $120.4 million, deferred acquisition costs of $18.3 million and policy liabilities of $138.7 million. Premiums collected on this assumed business, not included in revenues in the

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4. ACQUISITION, REINSURANCE AND POLICY PROVISIONS (CONTINUED) consolidated statements of income, totaled $837.9 million in 2002 and $280.0 million in the fourth quarter of 2001.

The equity-indexed annuity products assumed from American Equity guarantee the return of principal to the contract holder and credit amounts based on a percentage of the gain in a specified market index. A portion of the premium assumed from American Equity is invested in investment grade fixed income securities to cover our share of the minimum guaranteed value due to the contract holder at the end of the contract term. A portion of the premium received from the contract holder is used to purchase derivatives consisting of call options on the applicable market indexes to fund the index credits due to the equity-indexed annuity contract holders. As described in Note 1, "Significant Accounting Policies -- Reinsurance Recoverable," the call options are purchased by and maintained on the books of American Equity and we record our proportionate share of the option value supporting the business we reinsure as reinsurance recoverable. Changes in market value of the call options, as well as option proceeds, are included as a component of derivative income (loss).

All of the call options are one-year options, the terms of which are closely matched with the equity-indexed annuity terms that define the amount of index credits payable under the contract at the next anniversary date. On the respective anniversary dates of the equity-indexed contracts, the market index used to compute the annual index credits is reset and we, through American Equity, purchase new one-year call options to fund the next annual index credit. American Equity manages the cost of these purchases through the terms of the equity-indexed annuities, which permit American Equity to change annual participation rates, asset fees, and/or caps, subject to guaranteed minimums. By reducing participation rates and caps, or increasing asset fees, American Equity can limit option costs to budgeted amounts except in cases where the minimum guarantees prevent further reductions in these contract terms.

The reserve for equity-indexed annuity contracts includes a series of embedded derivatives that represent the contract holder's right to participate in index returns over the lives of the applicable contracts. The reserve includes the value of the embedded forward options despite the fact that call options are not purchased for a period longer than the period of time to the next contract anniversary date.

Effective May 1, 2001, we entered into a coinsurance agreement with NTL whereby we assumed 90% of NTL's traditional life, universal life and annuity business in force. In addition, we assume 50% of NTL's traditional life, universal life and annuity business issued after May 1, 2001. We received investments and other assets in consideration for the policy liabilities assumed. Assets and liabilities recorded in connection with this agreement as of May 1, 2001, were as follows (dollars in thousands):

ASSETS
Investments                          $299,252
Cash                                      340
Deferred policy acquisition costs      32,539
Other assets                            5,048
                                     --------
    Total                            $337,179
                                     ========
LIABILITIES
Policy liabilities and accruals      $324,592
Other policyholder funds               11,872
Other liabilities                         715
                                     --------
    Total                            $337,179
                                     ========

In addition to these reinsurance assumption agreements, we also assume variable annuity business from American Equity and two other alliance partners through modified coinsurance arrangements. Variable life business is also assumed from one of these partners through a similar modified coinsurance arrangement.

Life insurance in force assumed on a consolidated basis totaled $1,999.2 million (6.2% of total life insurance in force) at December 31, 2002 and $3,784.2 million (13.8% of total life insurance in force) at

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.  ACQUISITION, REINSURANCE AND POLICY PROVISIONS (CONTINUED)
December 31, 2001. In total, premiums and product charges assumed totaled $15.8 million in 2002, $11.3 million in 2001 and $0.1 million in 2000. Insurance benefits assumed totaled $10.3 million in 2002 and $9.0 million in 2001.

POLICY PROVISIONS

Unpaid claims on accident and health policies (principally disability income products) include amounts for losses and related adjustment expense and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors. The activity in the liability for unpaid claims and related adjustment expense, net of reinsurance, is summarized as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2002       2001       200
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Unpaid claims liability, net of related reinsurance, at
  beginning of year                                           $   766    $ 1,302    $20,433
Claim reserves resulting from acquisition                          --      1,494         --
Add:
  Provision for claims occurring in the current year              254        378      6,087
  Change in estimated expense for claims occurring in the
    prior years                                                    68        719     (1,756)
                                                              ------------------------------
Incurred claim expense during the current year                    322      1,097      4,331
Deduct expense payments for claims occurring during:
  Current year                                                    207        563      1,711
  Prior years                                                     245      1,312      2,680
Deduct claim reserves transferred under 100% coinsurance
  arrangement                                                      --      1,252     19,071
                                                              ------------------------------
                                                                  452      3,127     23,462
                                                              ------------------------------
Unpaid claims liability, net of related reinsurance, at end
  of year                                                         636        766      1,302
Active life reserve                                               144        130        176
                                                              ------------------------------
Net accident and health reserves                                  780        896      1,478
Reinsurance ceded                                              62,306     63,836     46,456
                                                              ------------------------------
Gross accident and health reserves                            $63,086    $64,732    $47,934
                                                              ==============================

We develop reserves for unpaid claims by using industry mortality and morbidity data. One year development on prior year reserves represents our experience being more or less favorable than that of the industry. Over time, we expect our experience with respect to disability income business to be comparable to that of the industry. A certain level of volatility in development is inherent in these reserves since the underlying block of business is relatively small.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.  ACQUISITION, REINSURANCE AND POLICY PROVISIONS (CONTINUED)
An analysis of the value of insurance in force acquired is as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2002       2001       2000
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Excluding impact of net unrealized investment gains and
  losses:
  Balance at beginning of year                                $59,083    $13,993    $14,854
  Addition resulting from acquisition                              --     51,865         --
  Accretion of interest during the year                         3,419      3,886        823
  Reduction resulting from coinsurance agreement                   --     (3,143)        --
  Amortization of asset                                        (5,062)    (7,518)    (1,684)
                                                              ------------------------------
Balance prior to impact of net unrealized investment gains
  and losses                                                   57,440     59,083     13,993
Impact of net unrealized investment gains and losses           (8,914)    (8,954)       271
                                                              ------------------------------
Balance at end of year                                        $48,526    $50,129    $14,264
                                                              ==============================

Net amortization of the value of insurance in force acquired, based on expected future gross profits/ margins, for the next five years and thereafter is expected to be as follows: 2003 -- $2.8 million; 2004 -- $2.7 million; 2005 -- $2.6 million; 2006 -- $2.5 million; 2007 -- $2.5 million; and thereafter, through 2023 -- $44.3 million.

5.  INCOME TAXES

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.  INCOME TAXES (CONTINUED)
Income tax expenses (credits) are included in the consolidated financial statements as follows:

                                                                YEAR ENDED DECEMBER 31,
                                                             ------------------------------
                                                               2002       2001       2000
                                                             ------------------------------
                                                                 (DOLLARS IN THOUSANDS)
Taxes provided in consolidated statements of income on:
  Income before minority interest in earnings of
    subsidiaries, equity income and cumulative effect of
    change in accounting principle:
    Current                                                  $10,814    $15,438    $ 6,477
    Deferred                                                  12,277      3,635      6,738
                                                             ------------------------------
                                                              23,091     19,073     13,215
  Equity income:
    Current                                                      115        137      6,476
    Deferred                                                      --         --         92
                                                             ------------------------------
                                                                 115        137      6,568
Cumulative effect of change in accounting for derivative
  instruments--deferred                                           --        185         --
Taxes provided in consolidated statement of changes in
  stockholder's equity:
  Cumulative effect of change in accounting for derivative
    instruments--deferred                                         --      1,480         --
  Change in net unrealized investment
    gains/losses--deferred                                    30,052     31,736     14,803
  Adjustment resulting from capital transaction of equity
    investee--deferred                                          (113)        --         19
                                                             ------------------------------
                                                              29,939     33,216     14,822
                                                             ------------------------------
                                                             $53,145    $52,611    $34,605
                                                             ==============================

The effective tax rate on income before income taxes, equity income and cumulative effect of change in accounting principle is different from the prevailing federal income tax rate as follows:

                                                                YEAR ENDED DECEMBER 31,
                                                             ------------------------------
                                                               2002       2001       2000
                                                             ------------------------------
                                                                 (DOLLARS IN THOUSANDS)
Income before income taxes, minority interest in earnings
  of subsidiaries, equity income and cumulative effect of
  change in accounting principle
                                                             $71,201    $58,727    $38,227
                                                             ==============================
Income tax at federal statutory rate (35%)                   $24,920    $20,554    $13,379
Tax effect (decrease) of:
  Gain on dividend of home office properties                    (369)      (369)      (369)
  Tax-exempt dividend and interest income                     (1,192)    (1,068)    (1,131)
  State income taxes                                              25        360        382
  Other items                                                   (293)      (404)       954
                                                             ------------------------------
Income tax expense                                           $23,091    $19,073    $13,215
                                                             ==============================

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.  INCOME TAXES (CONTINUED)
The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                 2002        2001
                                                              ----------------------
                                                              (DOLLARS IN THOUSANDS)
Deferred income tax liabilities:
  Fixed maturity and equity securities                        $  71,803    $ 22,572
  Deferred policy acquisition costs                             133,228      99,265
  Value of insurance in force acquired                           16,984      17,428
  Other                                                          15,255      14,231
                                                              ----------------------
                                                                237,270     153,496
Deferred income tax assets:
  Future policy benefits                                       (110,188)    (69,424)
  Accrued dividends                                              (5,387)     (2,160)
  Accrued pension costs                                         (11,766)    (11,735)
  Other                                                         (10,356)    (12,820)
                                                              ----------------------
                                                               (137,697)    (96,139)
                                                              ----------------------
Deferred income tax liability                                 $  99,573    $ 57,357
                                                              ======================

Prior to 1984, a portion of our current income was not subject to current income taxation, but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in this account at December 31, 2002 was $12.0 million. Should the policyholders' surplus account exceed the limitation prescribed by federal income tax law, or should distributions be made by us to our stockholder in excess of $580.4 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes of $4.2 million have not been provided on amounts included in this memorandum account.

6.  CREDIT ARRANGEMENTS

We have a note payable to the Federal Home Loan Bank (FHLB) totaling $40.0 million at December 31, 2002 and 2001. The note is due September 17, 2003, therefore it is classified as short-term debt at December 31, 2002 and long-term debt at December 31, 2001 on our consolidated balance sheets. Interest on the note is charged at a variable rate equal to the London Interbank Offered Rate less 0.0475% (1.37% at December 31, 2002 and 1.85% at December 31, 2001). At
December 31, 2002, fixed maturity securities with a carrying value of $46.8 million are on deposit with the FHLB as collateral for the note. As an investor in the FHLB, we have the ability to borrow an additional $44.6 million from the FHLB at December 31, 2002 with an appropriate increase in collateral deposits.

FBL Financial Group, Inc. has extended a line of credit to us in the amount of $75.0 million. Interest on any borrowings under this arrangement is charged at a rate equal to the prime rate of a national bank. No borrowings have been made on this line of credit.

7.  RETIREMENT AND COMPENSATION PLANS

We participate with several affiliates in various defined benefit plans covering substantially all of our employees. The benefits of these plans are based primarily on years of service and employees' compensation. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $3.5 million in 2002, $4.2 million in 2001 and $3.9 million in 2000.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

7.  RETIREMENT AND COMPENSATION PLANS (CONTINUED)
We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial
Group, Inc. stock in an amount equal to 100% of an employee's contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee's contributions between 2% and 4% of the annual salary contributed by the employee. Prior to 2002, we contributed FBL Financial
Group, Inc. stock in the amount equal to 50% of an employee's contributions up to 4% of the annual salary contributed by the employee. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Related expense totaled $0.6 million in 2002, $0.4 million in 2001 and $0.3 million in 2000.

We have established deferred compensation plans for certain key current and former employees and have certain other benefit plans which provide for retirement and other benefits. Liabilities for these plans are accrued as the related benefits are earned.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service. Furthermore, during a portion of 2001 we offered certain retiree health benefits to employees and retirees formerly employed by Kansas Farm Bureau Life. During 2001, we discontinued offering this benefit to active employees and wrote off the related liability. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense (benefit) aggregated less than $0.1 million for 2002, ($0.5) million for 2001 and less than $0.1 million for 2000.

8.  MANAGEMENT AND OTHER AGREEMENTS

We share certain office facilities and services with the Iowa Farm Bureau Federation, Kansas Farm Bureau Federation and their affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel and other operating costs.

We lease office space under an annually renewable lease from Farm Bureau Mutual Insurance Company, Inc. (Kansas). Farm Bureau Mutual Insurance Company, Inc. was merged into Farm Bureau Mutual Insurance Company (Farm Bureau Mutual), an affiliate, effective January 1, 2003. Related lease expense totaled $0.3 million in 2002 and 2001.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the Iowa Farm Bureau Federation, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $4.5 million in 2002, $2.5 million in 2001 and $1.6 million in 2000.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $2.9 million during 2002 and $2.7 million during 2001 and 2000 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $5.3 million during 2002, $4.3 million during 2001 and $3.8 million during 2000 relating to these services.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.  MANAGEMENT AND OTHER AGREEMENTS (CONTINUED)
We have marketing agreements with the Farm Bureau property-casualty companies operating within our marketing territory, including Farm Bureau Mutual and other affiliates. Under the marketing agreements, the property-casualty companies are responsible for development and management of our agency force for a fee equal to a percentage of commissions on first year life insurance premiums and annuity deposits. We paid $7.2 million in 2002, $6.2 million in 2001 and $6.0 million in 2000 to the property-casualty companies under these arrangements.

We are licensed by the Iowa Farm Bureau Federation to use the "Farm Bureau" and "FB" designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.4 million in 2002, $0.5 million in 2001 and $0.7 million in 2000. The expense set forth above in 2001 is before the recovery of $1.0 million in overpayment of royalties in prior years under the terms of the royalty contract. We have similar arrangements with the Kansas Farm Bureau Federation and other Farm Bureau organizations in other states in our market territory. Total royalty expense to Farm Bureau organizations other than the Iowa Farm Bureau Federation totaled $1.1 million in 2002, $1.0 million in 2001 and $1.2 million in 2000.

9.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2002, management is not aware of any claims for which a material loss is reasonably possible.

Effective January 1, 2001, we switched our insurance coverage for employee health and welfare claims from indemnity insurance primarily to self-insurance. However, claims in excess of self-insurance levels are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2002 are as follows: 2003 -- $1.7 million; 2004 -- $1.7 million; 2005 -- $1.7 million; 2006 -- $1.7 million; 2007 -- $1.7 million and thereafter, through 2013 -- $9.9 million. Rent expense for the lease totaled $2.3 million in 2002, $2.2 million in 2001 and $2.3 million in 2000. These amounts are net of $1.1 million in 2002, 2001 and 2000 in amortization of a deferred gain on the transfer of the home office properties. The remaining unamortized deferred gain totaled $10.8 million at December 31, 2002 and $11.9 million at December 31, 2001.

We have extended a line of credit in the amount of $0.5 million to Western Computer Services, Inc., an affiliate. Interest on this agreement is equal to the prime rate of a national bank and payable monthly. There was $0.1 million at December 31, 2002 and $0.2 million at December 31, 2001 outstanding on the line of credit.

We have also extended a line of credit in the amount of $40.0 million to FBL Leasing Services, Inc. Interest on this agreement is charged at a variable rate equal to the London Interbank Offered Rate plus 0.0025% (1.42% at December 31, 2002 and 1.90% at December 31, 2001). There was $15.6 million outstanding on the line of credit at December 31, 2002 and $20.6 million at December 31, 2001. Interest income on the line of credit totaled $0.3 million during 2002, $1.2 million during 2001 and $2.1 million during 2000.

In connection with a lease between an affiliate and a third party, we have entered into an agreement whereby we guarantee payments under the lease terms for an amount less than $0.1 million. At December 31, 2002 and 2001, we assessed the probability and amount of payment and determined no accrual was necessary.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

10. STATUTORY INFORMATION

Our financial statements and the financial statements of our insurance subsidiary differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is classified as available-for-sale (carried at fair value) rather than generally being carried at amortized cost;
(b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred;
(c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future policy benefit reserves on certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (f) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (g) certain deferred income tax assets, agents' balances and certain other assets designated as "non-admitted assets" for statutory purposes are reported as assets rather than being charged to surplus; (h) revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (i) pension income or expense is recognized for all employees in accordance with Statement No. 87, "Employers' Accounting for Pensions" rather than for vested employees only; (j) the financial statements of subsidiaries are consolidated with those of the insurance subsidiary; and (k) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income, not including subsidiaries, as determined in accordance with statutory accounting practices, was $14.2 million in 2002 and 2001 and $29.1 million in 2000. Our statutory net gain from operations, which excludes realized gains and losses, totaled $36.3 million in 2002, $28.1 million in 2001 and $49.9 million in 2000. Our total statutory capital and surplus was $391.8 million at December 31, 2002 and $378.2 million at December 31, 2001.

Net income (loss) of our insurance subsidiary, as determined in accordance with statutory accounting practices, was $10.6 million in 2002, ($23.0) million in 2001 and ($0.2) million in 2000. Our subsidiary's net loss for 2001 is primarily attributable to the payment of ceding commissions on the NTL and American Equity coinsurance transactions. Total statutory capital and surplus for our insurance subsidiary was $78.3 million at December 31, 2002 and $43.7 million at December 31, 2001.

We have guaranteed that we will maintain a minimum statutory capitalization level for our insurance subsidiary, sufficient to maintain a favorable risk based capital ratio. Any contribution to maintain the ratio would increase our investment in the insurance subsidiary.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa insurance commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. During 2003, we could pay dividends to our parent company of approximately $39.2 million without prior approval of insurance regulatory authorities.

11. SEGMENT INFORMATION

Management analyzes operations by reviewing financial information regarding products that are aggregated into three product segments. The product segments are: (1) traditional annuity, (2) traditional and universal life insurance and
(3) variable. We also have corporate capital that is aggregated into a corporate and other segment.

The traditional annuity segment consists of traditional annuities, equity-indexed annuities and supplementary contracts (some of which involve life contingencies). Traditional and equity-indexed

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

11. SEGMENT INFORMATION (CONTINUED)
annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Traditional annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With traditional annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With equity-indexed annuity products, we bear the underlying investment risk and credit interest in an amount equal to the greater of a guaranteed interest rate or a percentage of the gain in a specified market index.

The traditional and universal life insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The corporate and other segment consists primarily of accident and health insurance products (primarily long-term disability income insurance) and corporate items that do not meet the quantitative threshold for separate segment reporting.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

11. SEGMENT INFORMATION (CONTINUED)
Financial information concerning our operating segments is as follows.

                                                            YEAR ENDED DECEMBER 31,
                                                      ------------------------------------
                                                         2002         2001         2000
                                                      ------------------------------------
                                                             (DOLLARS IN THOUSANDS)
Operating revenues:
  Traditional annuity                                 $  176,847   $  128,738   $   91,661
  Traditional and universal life                         310,965      295,045      222,458
  Variable                                                45,686       40,565       36,251
  Corporate and other                                      6,205       10,290       23,006
                                                      ------------------------------------
                                                         539,703      474,638      373,376
Realized losses on investments (A)                       (14,797)     (16,090)     (26,047)
                                                      ------------------------------------
  Consolidated revenues                               $  524,906   $  458,548   $  347,329
                                                      ====================================
Net investment income:
  Traditional annuity                                 $  184,969   $  126,784   $   90,490
  Traditional and universal life                         146,589      141,611      106,867
  Variable                                                11,909       10,198        9,007
  Corporate and other                                      4,347        6,583       12,549
                                                      ------------------------------------
    Consolidated                                      $  347,814   $  285,176   $  218,913
                                                      ====================================
Depreciation and amortization:
  Traditional annuity                                 $   (7,156)  $    1,471   $    1,115
  Traditional and universal life                          (3,011)       3,586        2,989
  Variable                                                  (109)         428          669
  Corporate and other                                        997        1,312          683
                                                      ------------------------------------
    Consolidated                                      $   (9,279)  $    6,797   $    5,456
                                                      ====================================
Pre-tax operating income (loss):
  Traditional annuity                                 $   28,534   $   20,153   $   15,632
  Traditional and universal life                          59,530       49,106       43,967
  Variable                                                (2,624)       4,898          789
  Corporate and other                                     (1,217)      (1,170)      21,036
                                                      ------------------------------------
                                                          84,223       72,987       81,424
Income taxes on operating income                         (27,674)     (24,064)     (28,335)
Realized losses on investments, net (A)                   (8,293)      (9,015)     (15,882)
                                                      ------------------------------------
    Consolidated income before cumulative effect of
      change in accounting principle                  $   48,256   $   39,908   $   37,207
                                                      ====================================
Assets:
  Traditional annuity                                 $3,315,741   $2,374,426   $1,243,475
  Traditional and universal life                       2,310,128    2,227,505    1,606,420
  Variable                                               681,264      633,417      564,051
  Corporate and other                                    302,527      312,241      287,943
                                                      ------------------------------------
                                                       6,609,660    5,547,589    3,701,889
Unrealized gains (losses) on investments, net (A)        145,573       60,303      (32,496)
Other classification adjustments                          (9,128)     (20,354)     (14,953)
                                                      ------------------------------------
    Consolidated assets                               $6,746,105   $5,587,538   $3,654,440
                                                      ====================================

------------------------

(A) Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred policy acquisition costs, value of insurance in force acquired and income taxes attributable to gains and losses on investments.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

11. SEGMENT INFORMATION (CONTINUED)
We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are analyzed net of any transactions between the segments.

Depreciation and amortization are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the corporate and other segment.

Our investment in equity method investees and the related equity income are attributable to the corporate and other segment. Interest expense and expenditures for long-lived assets were not significant during the periods presented above.

Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting, totaled $1,349.4 million in 2002. Total premiums collected include $837.9 million assumed from American Equity, $20.8 million assumed from NTL and $471.7 million written in our core Farm Bureau marketing territory. Excluding reinsurance assumed, our total life and annuity collected premiums for 2002 are concentrated in the following core Farm Bureau distribution states -- Iowa (28%), Kansas (24%) and Oklahoma (8%). Premiums collected in these states include premiums on products from all of our product segments.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

    Appendix A shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the following table.

        INCREASING DEATH BENEFIT OPTION EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Increasing Death Benefits Option, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with an Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least
    2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

    Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be
    1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

        LEVEL DEATH BENEFIT OPTION EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Level Death Benefit Option, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and an Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

    Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

ATTAINED AGE           SPECIFIED AMOUNT FACTOR
40 or younger                   2.50
41                              2.43
42                              2.36
43                              2.29
44                              2.22
45                              2.15
46                              2.09
47                              2.03
48                              1.97
49                              1.91
50                              1.85
51                              1.78
52                              1.71
53                              1.64
54                              1.57
55                              1.50
56                              1.46
57                              1.42
58                              1.38
59                              1.34
60                              1.30
61                              1.28
62                              1.26
63                              1.24
64                              1.22
65                              1.20
66                              1.19
67                              1.18
68                              1.17
69                              1.16
70                              1.15
71                              1.13
72                              1.11
73                              1.09
74                              1.07
75 to 90                        1.05
91                              1.04
92                              1.03
93                              1.02
94 to 114                       1.01
115                             1.00

--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

MAXIMUM SURRENDER CHARGES

    The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Policy Years increase.

                        Male, Non-Tobacco
                                                     POLICY YEAR
                        ISSUE AGE  1      2      3      4      5      6      7+
                        ---------  -----  -----  -----  -----  -----  -----  -----
                        10          3.30   2.75   2.20   1.65   1.10   0.55   0.00
                        20          4.48   3.73   2.98   2.24   1.49   0.65   0.00
                        30          6.29   5.24   4.19   3.14   1.97   0.80   0.00
                        40          9.65   8.04   6.43   4.74   2.64   1.08   0.00
                        50         15.44  12.87  10.30   6.86   3.81   1.55   0.00
                        60         33.71  24.44  16.79  10.64   5.87   2.36   0.00
                        70         34.49  24.52  16.50  10.23   5.51   2.16   0.00
                        80         34.49  23.18  14.70   8.56   4.32   1.58   0.00
                        Male, Tobacco
                                                     POLICY YEAR
                        ISSUE AGE  1      2      3      4      5      6      7+
                        ---------  -----  -----  -----  -----  -----  -----  -----
                        10           N/A    N/A    N/A    N/A    N/A    N/A    N/A
                        20          7.20   6.00   4.80   3.27   1.82   0.74   0.00
                        30         10.49   8.74   6.54   4.19   2.33   0.95   0.00
                        40         16.64  13.17   9.12   5.83   3.24   1.32   0.00
                        50         26.80  19.59  13.50   8.59   4.75   1.92   0.00
                        60         34.49  24.80  16.90  10.62   5.80   2.31   0.00
                        70         34.49  24.14  15.99   9.75   5.17   1.99   0.00
                        80         34.49  22.65  14.05   8.00   3.96   1.42   0.00
                        Female, Non-Tobacco
                                                     POLICY YEAR
                        ISSUE AGE  1      2      3      4      5      6      7+
                        ---------  -----  -----  -----  -----  -----  -----  -----
                        10          3.18   2.65   2.12   1.59   1.06   0.52   0.00
                        20          3.40   2.83   2.26   1.70   1.13   0.57   0.00
                        30          4.82   4.02   3.22   2.41   1.61   0.74   0.00
                        40          7.19   5.99   4.79   3.59   2.37   0.96   0.00
                        50         10.78   8.98   7.18   5.39   3.29   1.33   0.00
                        60         26.16  20.13  13.89   8.84   4.90   1.98   0.00
                        70         34.49  24.81  16.90  10.61   5.80   2.31   0.00
                        80         34.49  23.76  15.45   9.23   4.78   1.80   0.00
                        Female, Tobacco
                                                     POLICY YEAR
                        ISSUE AGE  1      2      3      4      5      6      7+
                        ---------  -----  -----  -----  -----  -----  -----  -----
                        10           N/A    N/A    N/A    N/A    N/A    N/A    N/A
                        20          4.66   3.88   3.10   2.33   1.55   0.65   0.00
                        30          6.84   5.70   4.56   3.42   1.99   0.81   0.00
                        40         10.40   8.67   6.94   4.77   2.66   1.08   0.00
                        50         15.49  12.91  10.33   6.66   3.70   1.50   0.00
                        60         31.03  22.52  15.49   9.83   5.43   2.19   0.00
                        70         34.49  24.68  16.72  10.45   5.67   2.24   0.00
                        80         34.49  23.55  15.19   9.00   4.62   1.72   0.00

                        Unisex, Non-Tobacco
                                                     POLICY YEAR
                        ISSUE AGE  1      2      3      4      5      6      7+
                        ---------  -----  -----  -----  -----  -----  -----  -----
                        10          3.30   2.75   2.20   1.65   1.10   0.54   0.00
                        20          4.26   3.55   2.84   2.13   1.42   0.64   0.00
                        30          5.99   4.99   3.99   2.99   1.94   0.79   0.00
                        40          9.14   7.62   6.10   4.57   2.59   1.05   0.00
                        50         14.50  12.08   9.66   6.66   3.70   1.50   0.00
                        60         32.38  23.49  16.15  10.25   5.66   2.28   0.00
                        70         34.49  24.59  16.59  10.32   5.58   2.20   0.00
                        80         34.49  23.34  14.90   8.75   4.45   1.64   0.00
                        Unisex, Tobacco
                                                     POLICY YEAR
                        ISSUE AGE  1      2      3      4      5      6      7+
                        ---------  -----  -----  -----  -----  -----  -----  -----
                        10           N/A    N/A    N/A    N/A    N/A    N/A    N/A
                        20          6.68   5.57   4.46   3.18   1.78   0.72   0.00
                        30          9.76   8.13   6.34   4.06   2.26   0.92   0.00
                        40         15.36  12.66   8.77   5.60   3.12   1.27   0.00
                        50         24.41  18.59  12.82   8.16   4.52   1.83   0.00
                        60         34.49  24.85  16.97  10.69   5.86   2.34   0.00
                        70         34.49  24.28  16.18   9.94   5.30   2.06   0.00
                        80         34.49  22.98  14.46   8.36   4.20   1.53   0.00

                                     PART C
                               OTHER INFORMATION

ITEM 27.  EXHIBITS


a.    Certified Resolution of the Board of Directors of the Company
      establishing the Variable Account.(1)
b.    None.
c.    (1)     Underwriting Agreement.(3)
      (2)     Career Agent's Contract.(3)
      (3)     Commission Schedules. (See Exhibit 3(b) above.)(3)
      (4)     Paying Agent Agreement(3)
d.    (1)     Policy Form.(5)
      (2)     Universal Cost of Living Increase Rider.(5)
      (3)     Universal Waiver of Charges Rider.(5)
      (4)     Universal Convertible Term Life Insurance Rider.(5)
      (5)     Universal Children's Term Life Insurance Rider.(5)
      (6)     Death Benefit Guarantee Rider(5)
      (7)     Universal Guaranteed Insurability Option Rider.(5)
e.    (1)     Application Form.(5)
      (2)     Suitability Supplement.(5)
f.    (1)     Certificate of Incorporation of the Company.(1)
      (2)     By-Laws of the Company.(1)
g.    (1)     Reinsurance Agreement between Farm Bureau Life Insurance
                Company and Hanover Life Reassurance Company of
                America.(7)
      (2)     Reinsurance Agreement between Farm Bureau Life Insurance
                Company and Business Men's Assurance Company of
                America.(7)
      (3)     Reinsurance Agreement between Farm Bureau Life Insurance
                Company and The Lincoln National Life Insurance
                Company.(7)
h.    (1)     Participation Agreement relating to Equitrust Variable
                Insurance Series Fund.(1)
      (2)     Participation Agreement relating to Fidelity Variable
                Insurance Products Fund.(2)
      (2)(a)  Amended Schedule to Participation Agreement.(4)
      (3)     Participation Agreement relating to Fidelity Variable
                Insurance Products Fund II.(2)
      (3)(a)  Amended Schedule to Participation Agreement.(4)
      (4)     Participation Agreement relating to Fidelity Variable
                Insurance Products Fund III.(2)
      (4)(a)  Amended Schedule to Participation Agreement.(4)
      (4)(b)  Service Contract.(4)
      (5)     Participation Agreement relating to T. Rowe Price Equity
                Series, Inc. Fund and T. Rowe Price International Series,
                Inc.(2)
      (5)(a)  Amended Schedule to Participation Agreement.(4)
      (6)     Form of Participation Agreement relating to American Century
                Funds.(4)
      (7)     Participation Agreement relating to Dreyfus Funds.(4)
      (7)(a)  Form of Amended Schedule to Participation Agreement.(4)
      (8)     Participation Agreement relating to Franklin Templeton
                Funds.(4)
      (9)     Participation Agreement relating to JP Morgan Series Trust
                II.(4)
      (10)    Participation Agreement relating to Summit Pinnacle
                Series.(4)
i.    None.
j.    None.
k.    Opinion and Consent of Stephen M. Morain, Esquire.(7)
l.    Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life
      Product Development and Pricing Vice President.(7)
m.    None.
n.    (1)     Consent of Ernst & Young LLP(7)
      (2)     Consent of Sutherland Asbill & Brennan LLP(7)
o.    Financial Statement Schedules.(7)
      Schedule I -- Summary of Investments
      Schedule III -- Supplementary Insurance Information
      Schedule IV -- Reinsurance
      All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.
p.    None.

q. Memorandum describing the Company's issuance, transfer and redemption procedures for the Policy.(6)

(1) Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1998.

(2) Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-31444) filed with the Securities and Exchange Commission on March 1, 2000.

(3) Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 26, 2001.

(4) Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 27, 2001.

(5) Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-87766) filed with the Securities and Exchange Commission on May 6, 2002.

(6) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-87766) filed with the Securities and Exchange Commission on August 13, 2002.


(7) Filed herein.


ITEM 28.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS*  POSITIONS AND OFFICES
Eric K. Aasmundstad                   Director
Steve L. Baccus                       Director
Al Christopherson                     Director
Kenny J. Evans                        Director
Alan L. Foutz                         Director
Karen J. Henry                        Director
Craig D. Hill                         Director
Leland J. Hogan                       Director
Daniel L. Johnson                     Director
Richard G. Kjerstad                   Director
G. Steven Kouplen                     Director
Lindsey D. Larsen                     Director
David R. Machacek                     Director
David L. McClure                      Director
Charles E. Norris                     Director
Keith R. Olsen                        Director
Frank S. Priestley                    Director
Michael S. White                      Director
Craig A. Lang                         President and Director

NAME AND PRINCIPAL BUSINESS ADDRESS*  POSITIONS AND OFFICES
Howard D. Poulson                     Vice President and Director
William J. Oddy                       Chief Executive Officer
Jerry C. Downin                       Senior Vice President and Secretary-Treasurer
Stephen M. Morain                     Senior Vice President and General Counsel
JoAnn Rumelhart                       Executive Vice President and General Manager
James W. Noyce                        Chief Financial Officer and Chief Administrative Officer
John M. Paule                         Chief Marketing Officer
James P. Brannen                      Vice President--Finance
Thomas E. Burlingame                  Vice President--Associate General Counsel
Douglas W. Gumm                       Vice President--Information Technology
Barbara J. Moore                      Vice President
Lou Ann Sandburg                      Vice President--Investments and Assistant Treasurer
John E. Tatum                         Vice President
Dale Chuha                            Vice President--Business Relationships
Bob Gray                              Vice President--Agency Development and Training
Paul Grinvalds                        Vice President--Life Administration
Dennis M. Marker                      Vice President--Investment Administration
Thomas L. May                         Vice President--Alliance Marketing
James M. Mincks                       Vice President--Human Resources
James A. Pugh                         Vice President--Assistant General Counsel
Roland Schobert                       Vice President--Agency
Don Seibel                            Vice President--Accounting
Scott Shuck                           Vice President--Marketing Services
Jim Streck                            Vice President--Life Underwriting/Issue/Alliance Administration
Lynn E. Wilson                        Vice President--Life Sales
Jerry Banaka                          Operations Vice President--MRO
Christopher G. Daniels                Life Product Development and Pricing Vice President, Illustration
                                        Actuary
Jim Dawson                            Regional Sales Vice President
Rich Duryea                           Regional Sales Vice President
Charles T. Happel                     Securities Vice President
Ronnie G. Lee                         Regional Sales Vice President
Randy McCracken                       Regional Sales Vice President
John F. Mottet                        Regional Sales Vice President

NAME AND PRINCIPAL BUSINESS ADDRESS*  POSITIONS AND OFFICES
Ronald L. Palmer                      Agency Services Vice President
Robert J. Rummelhart                  Investment Vice President
Jan Sewright                          Insurance Accounting Vice President
Douglas V. Shelton                    Tax Vice President
Roger PJ Soener                       Investment Vice President, Real Estate
Blake D. Weber                        Sales Services Vice President
Cyrus S. Winters                      Agency Administration Vice President
Rod Bubke                             Appointed Actuary

    * The principal business address of all persons listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the Prospectus and Statement of Additional Information included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

                           FBL FINANCIAL GROUP, INC.
                                OWNERSHIP CHART

                                                         FBL Financial
                                                          Group, Inc.
                                                            (an Iowa
                                                          corporation)
                                                               /
                ----------------------------------------------
                      /               /               /
                 Farm Bureau    FBL Financial        FBL
                Life Insurance  Group Capital     Financial
                   Company          Trust       Services, Inc.
                   (an Iowa       (a wholly-       (an Iowa
                 corporation)       owned        corporation)
                  (a wholly-     subsidiary)      (a wholly-
                    owned                           owned
                 subsidiary)                     subsidiary)
                      /                               /
----------------------------------------------        /
      /               /               /               /
  EquiTrust          FBL          Western AG          /
Life Insurance   Real Estate      Insurance           /
   Company      Ventures, Ltd.   Agency, Inc.         /
   (an Iowa        (an Iowa      (an Arizona          /
 corporation)    corporation)    corporation)         /
  (a wholly-      (a wholly-         (20%             /
    owned           owned         ownership)          /
 subsidiary)     subsidiary)                          /
                                                      /
                                                --------------------------------------------------------------------------------
                                                      /               /               /                /                /
                                                     FBL             FBL          EquiTrust        EquiTrust        EquiTrust
                                                   Leasing        Insurance       Investment       Marketing         Assigned
                                                Services, Inc.    Brokerage,      Management     Services, LLC       Benefit
                                                   (an Iowa          Inc.       Services, Inc.    (a Delaware        Company
                                                 corporation)      (an Iowa      (a Delaware        limited          (an Iowa
                                                  (a wholly-     corporation)    corporation)      liability       corporation)
                                                    owned         (a wholly-          (a            company)        (a wholly-
                                                 subsidiary)        owned        wholly-owned      (a wholly-         owned
                                                                 subsidiary)     subsidiary)         owned         subsidiary)
                                                                                      .           subsidiary)
                                                                                      .
                                                                ................................................
                                                                      .               .                .
                                                                  EquiTrust       EquiTrust        EquiTrust
                                                                 Series Fund,    Money Market     Variable Ins
                                                                     Inc.            Fund         Series Fund
                                                                 (a Maryland     (a Maryland    (a Massachusetts
                                                                 corporation)    corporation)   business trust)

----------------------------------
..... Management Agreement

ITEM 30.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.  PRINCIPAL UNDERWRITER

(a) EquiTrust Marketing Services, LLC is the registrant's principal underwriter and also serves as the principal underwriter to Farm Bureau Life Annuity Account and the separate accounts of EquiTrust Life Insurance Company, an affiliate of the Company, including EquiTrust Life Annuity Account, EquiTrust Life Annuity Account II, EquiTrust Life Variable Account and EquiTrust Life Variable Account II.

(b) Officers and Managers of EquiTrust Marketing Services, LLC


NAME AND PRINCIPAL BUSINESS
ADDRESS*                        POSITIONS AND OFFICES
Lynn E. Wilson                  President and Manager
William J. Oddy                 Chief Executive Officer and Manager
James P. Brannen                Chief Financial Officer and Manager
Jo Ann Rumelhart                Executive Vice President and Manager
Stephen M. Morain               Senior Vice President, General Counsel and Manager
James W. Noyce                  Chief Administrative Officer, Treasurer and Manager
John M. Paule                   Chief Marketing Officer and Manager
Lou Ann Sandburg                Vice President--Investments, Assistant Treasurer and Manager
Dennis M. Marker                Vice President--Investment Administration and Manager
Robert A. Simons                Senior Counsel--Investments
Robert J. Rummelhart            Investment Vice President
Charles T. Happel               Securities Vice President
Kristi Rojohn                   Investment Compliance Vice President and Secretary
Julie M. McGonegle              Investment Product Vice President
Deborah K. Peters               Director of Broker/Dealer and Market Conduct Compliance
Susan M. Coombs                 Mutual Fund Accounting Director
Laura Kellen Beebe              Sr. Portfolio Manager--Taxable Securities
Doug Higgins                    Sr. Portfolio Manager--Securities

NAME AND PRINCIPAL BUSINESS
ADDRESS*                        POSITIONS AND OFFICES
Herman Riva                     Sr. Portfolio Manager--Securities
Barbara A. Bennett              Treasury Administrator
Larry J. Patterson              Vice President
Thomas J. Faulconer             Indiana OSJ Principal
Rebecca Howe                    Assistant Secretary


    * The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

(c) Compensation from the Registrant


                                                                    (3)
                  (1)                           (2)           COMPENSATION ON
                NAME OF                   NET UNDERWRITING  EVENTS OCCASIONING       (4)          (5)
               PRINCIPAL                   DISCOUNTS AND    THE DEDUCTION OF A    BROKERAGE      OTHER
              UNDERWRITER                   COMMISSIONS     DEFERRED SALES LOAD  COMMISSIONS  COMPENSATION
EquiTrust Marketing Services, LLC            $7,521,905          NA                  NA         $164,541



ITEM 32.  LOCATION OF BOOKS AND RECORDS


All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 33.  MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 34.  FEE REPRESENTATION

The Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, Farm Bureau Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of West Des Moines, State of Iowa, on the 25th day of April, 2003.


                                FARM BUREAU LIFE VARIABLE ACCOUNT

                                By:              /s/ CRAIG A. LANG
                                     -----------------------------------------
                                                   Craig A. Lang
                                                     PRESIDENT
                                         Farm Bureau Life Insurance Company

                                FARM BUREAU LIFE INSURANCE COMPANY

                                By:              /s/ CRAIG A. LANG
                                     -----------------------------------------
                                                   Craig A. Lang
                                                     PRESIDENT
                                         Farm Bureau Life Insurance Company


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.



          SIGNATURE                       TITLE                    DATE
          ---------                       -----                    ----

      /s/ CRAIG A. LANG         President and Director
------------------------------    [Principal Executive        April 25, 2003
        Craig A. Lang             Officer]

                                Senior Vice President and
     /s/ JERRY C. DOWNIN          Secretary-Treasurer
------------------------------    [Principal Financial        April 25, 2003
       Jerry C. Downin            Officer]

      /s/ JAMES W. NOYCE        Chief Financial Officer
------------------------------    [Principal Accounting       April 25, 2003
        James W. Noyce            Officer]

              *
------------------------------  Director                      April 25, 2003
     Eric K. Aasmundstad

              *
------------------------------  Director                      April 25, 2003
       Steve L. Baccus

              *
------------------------------  Director                      April 25, 2003
      Al Christopherson

              *
------------------------------  Director                      April 25, 2003
        Kenny J. Evans

              *
------------------------------  Director                      April 25, 2003
        Alan L. Foutz

          SIGNATURE                       TITLE                    DATE
          ---------                       -----                    ----

              *
------------------------------  Director                      April 25, 2003
        Karen J. Henry

              *
------------------------------  Director                      April 25, 2003
        Craig D. Hill

              *
------------------------------  Director                      April 25, 2003
       Leland J. Hogan

              *
------------------------------  Director                      April 25, 2003
      Daniel L. Johnson

              *
------------------------------  Director                      April 25, 2003
     Richard G. Kjerstad

              *
------------------------------  Director                      April 25, 2003
      G. Steven Kouplen

              *
------------------------------  Director                      April 25, 2003
      Lindsey D. Larsen

              *
------------------------------  Director                      April 25, 2003
      David R. Machacek

              *
------------------------------  Director                      April 25, 2003
       David L. McClure

              *
------------------------------  Director                      April 25, 2003
      Charles E. Norris

              *
------------------------------  Director                      April 25, 2003
        Keith R. Olsen

              *
------------------------------  Director                      April 25, 2003
      Howard D. Poulson

              *
------------------------------  Director                      April 25, 2003
      Frank S. Priestley

              *
------------------------------  Director                      April 25, 2003
       Michael S. White


*By     /s/ STEPHEN M. MORAIN
      -------------------------
          Stephen M. Morain
          ATTORNEY-IN-FACT,
        PURSUANT TO POWER OF
              ATTORNEY.